AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 23, 2003


                                             1933 ACT REGISTRATION NO. 333-75702
                                             1940 ACT REGISTRATION NO. 811-07325

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]
                       PRE-EFFECTIVE AMENDMENT NO. ___ [ ]
                       POST-EFFECTIVE AMENDMENT NO. 2 [X]


                                       AND


       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ ]
                              AMENDMENT NO. 38 [X]
                        (CHECK APPROPRIATE BOX OR BOXES)


                           PRUCO LIFE FLEXIBLE PREMIUM
                            VARIABLE ANNUITY ACCOUNT
                           (EXACT NAME OF REGISTRANT)

                          PRUCO LIFE INSURANCE COMPANY
                               (NAME OF DEPOSITOR)

                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992

                                 (973) 802-7333

    (ADDRESS AND TELEPHONE NUMBER OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

                                THOMAS C. CASTANO
                               ASSISTANT SECRETARY
                          PRUCO LIFE INSURANCE COMPANY
                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992

                                 (973) 802-4708

                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   COPIES TO:

                                THOMAS C. CASTANO
                        VICE PRESIDENT, CORPORATE COUNSEL
                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                                 (973) 802-4708

It is proposed that this filing will become effective (check appropriate space):



[ ] immediately upon filing pursuant to paragraph (b) of Rule 485


[X] on April 25, 2003 pursuant to paragraph (b) of Rule 485



[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485


[ ] on _______ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box: [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                     Title of Securities Being Registered:
               Interests in Individual Variable Annuity Contracts

STRATEGIC PARTNERS(SM)
FLEXELITE
VARIABLE ANNUITY
--------------------------------------------------------------------------------
PROSPECTUS: MAY 1, 2003

THIS PROSPECTUS DESCRIBES AN INDIVIDUAL VARIABLE ANNUITY CONTRACT OFFERED BY PRUCO LIFE INSURANCE COMPANY (PRUCO LIFE). PRUCO LIFE IS A WHOLLY OWNED SUBSIDIARY OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA.

THE FUNDS
------------------------------------------------------------


Strategic Partners FlexElite offers a wide variety of investment choices, including 27 variable investment options that invest in mutual funds managed by these leading asset managers.


PRUDENTIAL INVESTMENTS LLC
JENNISON ASSOCIATES LLC
A I M CAPITAL MANAGEMENT, INC.

ALLIANCE CAPITAL MANAGEMENT, L.P.


CALAMOS ASSET MANAGEMENT, INC.

DAVIS ADVISORS

DEUTSCHE ASSET MANAGEMENT INVESTMENT SERVICES LIMITED


FIDELITY MANAGEMENT & RESEARCH COMPANY


GE ASSET MANAGEMENT, INCORPORATED

INVESCO FUNDS GROUP, INC.
JANUS CAPITAL MANAGEMENT LLC

MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS)

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (PIMCO)

SALOMON BROTHERS ASSET MANAGEMENT INC.


PLEASE READ THIS PROSPECTUS
------------------------------------------------------------


Please read this prospectus before purchasing a Strategic Partners FlexElite variable annuity contract and keep it for future reference. The Risk Factors section relating to the market value adjustment option appears on page 13 of this prospectus. Current prospectuses for each of the underlying mutual funds accompany this prospectus. These prospectuses contain important information about the mutual funds. Please read these prospectuses and keep them for reference.


TO LEARN MORE ABOUT STRATEGIC PARTNERS FLEXELITE
------------------------------------------------------------


To learn more about the Strategic Partners FlexElite variable annuity, you can request a copy of the Statement of Additional Information (SAI) dated May 1, 2003. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. Pruco Life also files other reports with the SEC. All of these filings can be reviewed and copied at the SEC's offices, and can be obtained from the SEC's Public Reference Section, 450 5th Street N.W., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. The SEC also maintains a Web site (http://www.sec.gov) that contains the Strategic Partners FlexElite SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is on Page 59 of this prospectus.


FOR A FREE COPY OF THE SAI CALL US AT:
------------------------------------------------------------

[ARROW GRAPHIC]  (888) PRU-2888 or write to us at:

[ARROW GRAPHIC]   Prudential Annuity Service Center
                  P.O. Box 7960
                  Philadelphia, PA 19101

YOU MAY ELECT BEFORE YOUR 3RD AND 6TH CONTRACT ANNIVERSARIES TO HAVE A CREDIT ADDED TO YOUR CONTRACT VALUE. IF YOU MAKE A CREDIT ELECTION, YOUR CHARGES MAY BE HIGHER THAN IF YOU HAD NOT MADE THE ELECTION AND THEY COULD EXCEED YOUR CREDIT AMOUNT IF YOU MAKE A WITHDRAWAL WITHIN 3 YEARS OF YOUR ELECTION.

THE SEC HAS NOT DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE. INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN STRATEGIC PARTNERS FLEXELITE IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


STRATEGIC PARTNERS(SM) IS A SERVICE MARK OF THE PRUDENTIAL INSURANCE COMPANY OF
AMERICA                                                                 ORD01091

CONTENTS
--------------------------------------------------------------------------------


                                       PART I: STRATEGIC PARTNERS FLEXELITE PROSPECTUS
                                       ------------------------------------------------------------

                                       SUMMARY
                                       ------------------------------------------------------------
                                                Glossary...........................................      6
                                                Summary............................................     10
                                                Risk Factors.......................................     13
                                                Summary of Contract Expenses.......................     14
                                                Expense Examples...................................     17

                                       PART II: STRATEGIC PARTNERS FLEXELITE PROSPECTUS
                                       ------------------------------------------------------------

                                       SECTIONS 1-9
                                       ------------------------------------------------------------

                                           Section 1: What is the Strategic Partners FlexElite
                                             Variable Annuity?.....................................     22
                                                Short Term Cancellation Right or "Free Look".......     22

                                           Section 2: What Investment Options Can I Choose?........     23
                                                Variable Investment Options........................     23
                                                Fixed Interest Rate Options........................     24
                                                Market Value Adjustment Option.....................     25
                                                Transfers Among Options............................     27
                                                Market Timing......................................     27
                                                Dollar Cost Averaging..............................     28
                                                Asset Allocation Program...........................     28
                                                Auto-Rebalancing...................................     28
                                                Voting Rights......................................     28
                                                Substitution.......................................     29

                                           Section 3: What Kind of Payments Will I Receive During
                                             the Income Phase? (Annuitization).....................     30
                                                Payment Provisions.................................     30
                                                Payment Provisions Without the Guaranteed Minimum
                                                  Income Benefit...................................     30
                                                    Option 1: Annuity Payments for a Fixed
                                                    Period.........................................     30
                                                    Option 2: Life Income Annuity Option...........     30
                                                    Option 3: Interest Payment Option..............     31
                                                    Other Annuity Options..........................     31
                                                    Tax Considerations.............................     31
                                                Guaranteed Minimum Income Benefit..................     31
                                                    GMIB Option 1 -- Single Life Payout Option.....     33
                                                    GMIB Option 2 -- Joint Life Payout Option......     33
                                                Income Appreciator Benefit.........................     33

                                           Section 4: What is the Death Benefit?...................     36
                                                Beneficiary........................................     36
                                                Calculation of the Death Benefit...................     36
                                                Guaranteed Minimum Death Benefit...................     36
                                                GMDB Roll-Up.......................................     36
                                                GMDB Step-Up.......................................     37
                                                Payout Options.....................................     38
                                                Earnings Appreciator Benefit.......................     39
                                                Spousal Continuance Benefit........................     40

                                           Section 5: How Can I Purchase a Strategic Partners
                                             FlexElite Contract?...................................     42
                                                Purchase Payments..................................     42
                                                Allocation of Purchase Payments....................     42
                                                Calculating Contract Value.........................     42
                                                Credit Election....................................     43


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 2

--------------------------------------------------------------------------------


                                           Section 6: What are the Expenses Associated with the
                                             Strategic Partners FlexElite Contract?................     44
                                                Insurance and Administrative Charge................     44
                                                Withdrawal Charge..................................     44
                                                Waiver of Withdrawal Charge for Critical Care......     45
                                                Earnings Appreciator Charge........................     45
                                                Contract Maintenance Charge........................     46
                                                Guaranteed Minimum Income Benefit Charge...........     46
                                                Income Appreciator Benefit Charge..................     46
                                                Taxes Attributable to Premium......................     47
                                                Transfer Fee.......................................     47
                                                Company Taxes......................................     47
                                                Underlying Mutual Fund Fees........................     47

                                           Section 7: How Can I Access My Money?...................     48
                                                Withdrawals During the Accumulation Phase..........     48
                                                Automated Withdrawals..............................     48
                                                Income Appreciator Benefit Options During the
                                                  Accumulation Phase...............................     48
                                                Suspension of Payments or Transfers................     50

                                           Section 8: What are the Tax Considerations Associated
                                             with the Strategic Partners FlexElite Contract?.......     51
                                                Contracts Owned by Individuals (Not Associated with
                                                  Tax Favored Retirement Plans)....................     51
                                                Contracts Held by Tax Favored Plans................     53

                                           Section 9: Other Information............................     58
                                                Pruco Life Insurance Company.......................     58
                                                The Separate Account...............................     58
                                                Sale and Distribution of the Contract..............     58
                                                Litigation.........................................     59
                                                Assignment.........................................     59
                                                Financial Statements...............................     59
                                                Statement of Additional Information................     59
                                                Householding.......................................     59
                                                Market Value Adjustment Formula....................     60
                                                IRA Disclosure Statement...........................     63

                                           Appendix................................................     67
                                                Accumulation Unit Values...........................     67

                                       PART III: PROSPECTUSES

                                       VARIABLE INVESTMENT OPTIONS

                                        THE PRUDENTIAL SERIES FUND, INC.

                                        JANUS ASPEN SERIES


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 4

PART I SUMMARY
--------------------------------------------------------------------------------
STRATEGIC PARTNERS FLEXELITE PROSPECTUS

--------------------------------------------------------------------------------

PART I  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SUMMARY
GLOSSARY
--------------------------------------------------------------------------------
WE HAVE TRIED TO MAKE THIS PROSPECTUS AS EASY TO READ AND UNDERSTAND AS POSSIBLE. BY THE NATURE OF THE CONTRACT, HOWEVER, CERTAIN TECHNICAL WORDS OR TERMS ARE UNAVOIDABLE. WE HAVE IDENTIFIED THE FOLLOWING AS SOME OF THESE WORDS OR TERMS.

ACCUMULATION PHASE

The period that begins with the contract date (see definition below) and ends when you start receiving income payments, or earlier if the contract is terminated through a full withdrawal or payment of a death benefit.

ADJUSTED CONTRACT VALUE

When you begin receiving income payments, the value of your contract adjusted for any market value adjustment minus any charge we impose for premium taxes, withdrawal charge and credit election withdrawal charge.

ANNUITANT

The person whose life determines the amount of income payments that will be paid. If the annuitant dies before the annuity date, the co-annuitant (if any) becomes the annuitant if the contract's requirements for changing the annuity date are met. If, upon the death of the annuitant, there is no surviving co-annuitant, and the owner is not the annuitant, then the owner becomes the annuitant.

ANNUITY DATE

The date when income payments are scheduled to begin.

BENEFICIARY

The person(s) or entity you have chosen to receive a death benefit.

CO-ANNUITANT

The person shown on the contract data pages who becomes the annuitant upon the death of the annuitant. No co-annuitant may be designated if the owner is a non-natural person.

CONTRACT DATE

The date we receive your initial purchase payment. We will credit the initial purchase payment to your contract within two business days from the day on which we receive all necessary paperwork in good order at the Prudential Annuity Service Center. Contract anniversaries are measured from the contract date. A contract year starts on the contract date or on a contract anniversary.

CONTRACT OWNER, OWNER OR YOU

The person entitled to the ownership rights under the contract.

CONTRACT VALUE

This is the total value of your contract, equal to the sum of the values of your investment in each investment option you have chosen. Your contract value will go up or down based on the performance of the investment options you choose.

CREDIT

The amount we add to your contract value if you make a credit election.

CREDIT ELECTION

Your election to have a credit added to your contract value. At least 30 calendar days prior to your 3rd and 6th contract anniversaries, we will notify you of your option to make a credit election. We will give you notice only if the credit election is available under your contract and you have not previously declined to receive a credit. We must receive the credit election in good order no later than the applicable contract anniversary.

DEATH BENEFIT


If the owner dies, the beneficiary you designate will receive, at a minimum, the total amount invested, reduced by withdrawals or a potentially greater amount related to market appreciation. The guaranteed minimum death benefit is available for an additional charge.


DOLLAR COST AVERAGING FIXED RATE OPTION (DCA FIXED RATE OPTION)

An investment option that offers a fixed rate of interest for a selected period during which periodic transfers are automatically made to selected variable investment options or to the one-year fixed rate option. We guarantee your money will earn at least 3% while it is allocated to this option. Payments you allocate to the DCA Fixed Rate Option become part of Pruco Life's general assets until they are transferred.

--------------------------------------------------------------------------------
 6

--------------------------------------------------------------------------------
PART I  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SUMMARY

EARNINGS APPRECIATOR

An optional feature available for an additional charge that may provide a supplemental death benefit based on earnings under the contract.

FIXED INTEREST RATE OPTIONS

These are investment options that offer a fixed rate of interest for either a one-year period (fixed rate option) or a selected period during which periodic transfers are made to selected variable investment options (DCA fixed rate option).

GMDB PROTECTED VALUE

The guaranteed amount of the guaranteed minimum death benefit, which may equal the GMDB roll-up value, the GMDB step-up value, or the greater of the two. The protected value will be subject to certain age restrictions and time durations, however it will still increase by subsequent invested purchase payments and reduce by withdrawals.

GMDB ROLL-UP

We may use the GMDB roll-up value to compute the GMDB protected value of the guaranteed minimum death benefit. The GMDB roll-up is equal to the invested purchase payments compounded daily at an effective annual interest rate of 5% (if the sole owner or the older of the owner and joint owner is less than 80 years old on the contract date) or for contracts sold the later of May 1, 2003 or upon state approval 3% (if the sole owner or the older of the owner and joint owner is between 80 and 85 years old on the contract date) starting on the date that each invested purchase payment is made, reduced by withdrawals.

GMDB STEP-UP

We may use the GMDB step-up value to compute the GMDB protected value of the guaranteed minimum death benefit.

     If the sole owner or the older of the owner and joint owner is less than age 80 on the contract date, the GMDB step-up before the first contract anniversary is the initial invested purchase payment increased by subsequent invested purchase payments and reduced by the effect of withdrawals. The GMDB step-up on each contract anniversary will be the greater of the previous GMDB step-up and the contract value as of such contract anniversary. Between contract anniversaries, the GMDB step-up will be increased by invested purchase payments and reduced by the effect of withdrawals.

     For contracts sold the later of May 1, 2003 or upon state approval, if the sole owner or the older of the owner and joint owner is between age 80 and 85 on the contract date, the GMDB step-up before the third contract anniversary is the sum of invested purchase payments, reduced by the effect of withdrawals. On the third contract anniversary the GMDB step-up will be adjusted to the greater of the then current GMDB step-up or the contract value as of that contract anniversary.

GMIB PROTECTED VALUE

The GMIB protected value is calculated daily and is equal to the GMIB roll-up, until the GMIB roll-up either reaches its cap or if we stop applying the annual interest rate based on the age of the annuitant, number of contract anniversaries or number of years since last GMIB reset. At such point, the GMIB protected value will be increased by any subsequent invested purchase payments, and reduced by withdrawals. You may elect to reset your GMIB protected value to equal your contract value twice over the life of the contract.

GMIB ROLL-UP

We will use the GMIB roll-up value to compute the GMIB protected value of the guaranteed minimum income benefit. The GMIB roll-up is equal to the invested purchase payments compounded daily at an effective annual interest rate of 5% starting on the date each invested purchase payment is made, subject to a 200% cap, and reduced by withdrawals.

GOOD ORDER

An instruction received at the Prudential Annuity Service Center, utilizing such forms, signatures and dating as we require, which is sufficiently clear that we do not need to exercise any discretion to follow such instructions.

GUARANTEED MINIMUM DEATH BENEFIT (GMDB)

An optional feature available for an additional charge, which guarantees that the death benefit that the beneficiary receives will be no less than a certain GMDB "protected value". Depending upon the terms of your contract, the protected value for the guaranteed minimum death benefit may equal the GMDB "roll-up value," the GMDB "step-up value," or the larger of the two. We define these terms above.

--------------------------------------------------------------------------------

PART I  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SUMMARY
GLOSSARY CONTINUED
--------------------------------------------------------------------------------

GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

An optional feature available for an additional charge that guarantees that the income payments you receive during the income phase will be no less than a certain GMIB protected value applied to the guaranteed annuity purchase rates.

GUARANTEE PERIOD


A period of time during which your invested purchase payment in the market value adjustment option earns interest at the declared rate. We may offer one or more guarantee periods.


IAB AUTOMATIC WITHDRAWAL PAYMENT PROGRAM

A series of payments consisting of a portion of your contract value and income appreciator benefit paid to you in equal installments over a 10 year period, which you may choose, if you elect to receive the income appreciator benefit
(IAB) during the accumulation phase.

IAB CREDIT

An amount we add to your contract value that is credited in equal installments over a 10 year period, which you may choose, if you elect to receive the income appreciator benefit (IAB) during the accumulation phase.

INCOME APPRECIATOR BENEFIT (IAB)

An optional feature that may be available for an additional charge that may provide a supplemental income benefit based on earnings under the contract.

INCOME OPTIONS

Options under the contract that define the frequency and duration of income payments. In your contract, we also refer to these as payout or annuity options.

INCOME PHASE

The period in which you receive income payments under the contract.

INVESTED PURCHASE PAYMENTS

Your purchase payments (which we define below) less any deduction we make for any premium or other tax charge.

JOINT OWNER

The person named as the joint owner, who shares ownership rights with the owner as defined in the contract. The joint owner may be the owner's spouse, but need not be.


MARKET VALUE ADJUSTMENT



An adjustment to your contract value or withdrawal proceeds that is based on the relationship between interest you are currently earning within the market value adjustment option and prevailing interest rates. This adjustment may be positive or negative.


MARKET VALUE ADJUSTMENT OPTION


An investment option for contracts sold the later of May 1, 2003 or upon state approval. The investment option offers guarantee periods from one to ten years in length, and pays a fixed rate of interest with respect to each guarantee period. We impose a market value adjustment on withdrawals that you make prior to the end of a guarantee period.


NET PURCHASE PAYMENTS

Your total purchase payments less any withdrawals you have made.

PRUDENTIAL ANNUITY SERVICE CENTER

For general correspondence: P.O. Box 7960, Philadelphia, PA, 19101. For express overnight mail: 2101 Welsh Road, Dresher, PA 19025. The phone number is (888) PRU-2888. Prudential's Web site is www.prudential.com.

PURCHASE PAYMENTS

The amount of money you pay us to purchase the contract. Generally, with some restrictions, you can make additional purchase payments at any time during the accumulation phase.

SEPARATE ACCOUNT

Purchase payments allocated to the variable investment options are held by us in a separate account called the Pruco Life Flexible Premium Variable Annuity Account. The separate account is set apart from all of the general assets of Pruco Life.

STATEMENT OF ADDITIONAL INFORMATION

A document containing certain additional information about the Strategic Partners FlexElite variable annuity. We have filed the Statement of Additional Information with the Securities and Exchange Commission and it is legally a part of this prospectus. To learn how to obtain a copy of the Statement of Additional Information, see the front cover of this prospectus.

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 8

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PART I  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SUMMARY

TAX DEFERRAL

This is a way to increase your assets without currently being taxed. Generally, you do not pay taxes on your contract earnings until you take money out of your contract. You should be aware that tax favored plans (such as IRAs) already provide tax deferral regardless of whether they invest in annuity contracts. See "What Are the Tax Considerations Associated with the Strategic Partners FlexElite Contract," on page 51.

VARIABLE INVESTMENT OPTION

When you choose a variable investment option, we purchase shares of the mutual fund which are held as an investment for that option. We hold these shares in the separate account. The division of the separate account of Pruco Life that invests in a particular mutual fund is referred to in your contract as a subaccount.

--------------------------------------------------------------------------------

PART I  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SUMMARY
SUMMARY FOR SECTIONS 1-9
--------------------------------------------------------------------------------

FOR A MORE COMPLETE DISCUSSION OF THE FOLLOWING TOPICS, SEE THE CORRESPONDING
SECTION IN PART II OF THE PROSPECTUS.

SECTION 1
WHAT IS THE STRATEGIC PARTNERS FLEXELITE VARIABLE ANNUITY?


The Strategic Partners FlexElite Variable Annuity is a contract between you, the owner, and us, the insurance company, Pruco Life Insurance Company (Pruco Life Insurance Company will hereafter be referred to as Pruco Life, We or Us). The contract allows you to invest on a tax-deferred basis in one or more of 27 variable investment options. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit. Certain charges and features of the contract, such as the Guaranteed Minimum Income Benefit and the Income Appreciator Benefit, apply only to contracts sold the later of May 1, 2003 or upon state approval. The Guaranteed Minimum Income Benefit and Income Appreciator Benefit features are available in other Pruco Life variable annuities that have lower charges.


The variable investment options are designed to offer the opportunity for a favorable return. However, this is NOT guaranteed. It is possible, due to market changes, that your investments may decrease in value.

You can invest your money in any or all of the variable investment options, the fixed interest rate options, and the market value adjustment option. You are allowed 12 free transfers each contract year among the variable investment options, without a charge.

The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase.

- During the accumulation phase, any earnings grow on a tax-deferred basis and are generally only taxed as income when you make a withdrawal.

- The income phase starts when you begin receiving regular payments from your contract. The amount of money you are able to accumulate in your contract during the accumulation phase will help determine the amount of payments you will receive during the income phase. Other factors will affect the amount of your payments such as age, gender and the payout option you selected.

If you change your mind about owning Strategic Partners FlexElite, you may cancel your contract within 10 days after receiving it (or whatever time period is required under applicable law). This time period is referred to as the Free Look period.

SECTION 2
WHAT INVESTMENT OPTIONS CAN I CHOOSE?

You generally can invest your money in any of the variable investment options that use the mutual funds described in the fund prospectuses provided with this prospectus:

The Prudential Series Fund, Inc.

   Jennison Portfolio (domestic equity)

   Prudential Equity Portfolio

   Prudential Global Portfolio

   Prudential Money Market Portfolio

   Prudential Stock Index Portfolio

   Prudential Value Portfolio (domestic equity)

   SP Aggressive Growth Asset Allocation Portfolio

   SP AIM Aggressive Growth Portfolio

   SP AIM Core Equity Portfolio

   SP Alliance Large Cap Growth Portfolio

   SP Alliance Technology Portfolio

   SP Balanced Asset Allocation Portfolio

   SP Conservative Asset Allocation Portfolio

   SP Davis Value Portfolio

   SP Deutsche International Equity Portfolio

   SP Growth Asset Allocation Portfolio

   SP INVESCO Small Company Growth Portfolio

   SP Jennison International Growth Portfolio

   SP Large Cap Value Portfolio

   SP MFS Capital Opportunities Portfolio (domestic and foreign equity)


   SP Mid Cap Growth Portfolio (formerly MFS Mid-Cap Growth Portfolio)


   SP PIMCO High Yield Portfolio

   SP PIMCO Total Return Portfolio

   SP Prudential U.S. Emerging Growth Portfolio

   SP Small/Mid Cap Value Portfolio

   SP Strategic Partners Focused Growth Portfolio

Janus Aspen Series

   Growth Portfolio -- Service Shares

--------------------------------------------------------------------------------
 10

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PART I  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SUMMARY

   You may also invest your money in a fixed interest rate option or in a market value adjustment option.

   Depending upon market conditions, you may earn or lose money in any of these options. The value of your contract will fluctuate depending upon the investment performance of the mutual funds used by the variable investment options that you choose. Performance information for the variable investment options is provided in the Statement of Additional Information (SAI). Past performance is not a guarantee of future results.

SECTION 3
WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE? (ANNUITIZATION)

If you want to receive regular income from your annuity, you can choose one of several options, including guaranteed payments for the annuitant's lifetime. Generally, once you begin receiving regular payments, you cannot change your payment plan.


For an additional fee, you may also choose, if it is available under your contract, the guaranteed minimum income benefit and the income appreciator benefit. The guaranteed minimum income benefit guarantees that once the income period begins, your income payments will be no less than a certain "GMIB protected value" applied to the GMIB guaranteed annuity purchase rates. The income appreciator benefit provides an additional income amount during the accumulation phase or upon annuitization. See "What Kind Of Payments Will I Receive During the Income Phase" on page 30.


SECTION 4
WHAT IS THE DEATH BENEFIT?

For contracts sold the later of May 1, 2003 or upon state approval, if the sole owner or first to die of the owner and joint owner dies before the income phase of the contract begins, the person(s) or entity that you have chosen as your beneficiary will receive at a minimum, the greater of (i) the contract value,
(ii) either the base death benefit or, for a higher insurance charge, a potentially larger Guaranteed Minimum Death Benefit (GMDB). The base death benefit equals the total invested purchase payments proportionately reduced by withdrawals. The GMDB is equal to a "protected value" that depends upon which of the following GMDB options you choose:

- The highest value of the contract on any contract anniversary, which we call the "GMDB step-up value";

- The total amount you invest increased by a guaranteed rate of return, which we call the "GMDB roll-up value"; or

-  The greater of the GMDB step-up value or GMDB roll-up value.

   FOR ALL OTHER CONTRACTS, THE DEATH BENEFIT DESCRIBED ABOVE WILL BE PAID UPON THE DEATH OF THE SOLE OWNER OR IF SPOUSAL JOINT OWNERS, THE LAST SURVIVING OWNER.

   If on the date we receive due proof of death, (1) there is only one owner of the contract and there is only one beneficiary who is the owner's spouse; or (2) for contracts sold the later of May 1, 2003 or upon state approval, there are an owner and joint owner of the contract, and the owner's spouse is both the joint owner and the beneficiary under the contract and certain other conditions are met, then in lieu of paying a death benefit, we will allow the surviving spouse to continue the contract by exercising the Spousal Continuance Benefit, which we describe on page 40.

Depending upon the terms of your contract, not all guaranteed death benefit options may be available. See "What is the Death Benefit" on page 36.

For an additional fee, you may also choose, if it is available under your contract, the earnings appreciator supplemental death benefit, which provides a benefit payment upon the death of the sole owner or first to die of the owner or joint owner during the accumulation period.

SECTION 5
HOW CAN I PURCHASE A STRATEGIC PARTNERS FLEXELITE CONTRACT?

You can purchase this contract, under most circumstances, with a minimum initial purchase payment of

--------------------------------------------------------------------------------

PART I  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SUMMARY
SUMMARY FOR SECTIONS 1-9 CONTINUED
--------------------------------------------------------------------------------


$10,000. Generally, you can add $500 ($100 if made through electronic funds transfer) or more at any time during the accumulation phase of the contract. Your representative can help you fill out the proper forms. You may purchase this contract only if you are age 85 or younger, and certain age limits apply to certain features and benefits described herein.

SECTION 6
WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC PARTNERS FLEXELITE CONTRACT?

The contract has insurance features and investment features, and there are costs related to each.

- Each year we deduct a contract maintenance charge if your contract value is less than $100,000. This charge is equal to the lesser of $50 or 2% of your contract value.

- For insurance and administrative costs, we also deduct a daily charge based on the average daily value of all assets allocated to the variable investment options, depending on the death benefit option that you choose. If you do not choose a GMDB option, the daily charge is equivalent to an annual charge of 1.65%. If you choose a GMDB option, the annual charge depends upon the option you choose and will be:

    - 1.90% if you choose either the GMDB roll-up or the GMDB step-up options, or

    - 2.00% if you choose the greater of GMDB roll-up and GMDB step-up option.

      The 1.65%, 1.90%, and 2.00% charges referenced immediately above apply to any Strategic Partners FlexElite contract sold the later of May 1, 2003 or upon state approval. Otherwise, those charges are 1.60%, 1.80%, and 1.90%, respectively.

- We will deduct an additional charge if you choose the Earnings Appreciator supplemental death benefit. We deduct this charge from your contract value on the contract anniversary and upon certain other events. The charge for this benefit is based on an annual rate of 0.30% of your contract value.

- We will deduct an additional charge if you choose the guaranteed minimum income benefit, if available in your contract. We deduct this annual charge from your contract value on the contract anniversary and upon certain other events. The charge for this benefit is equal to 0.45% of the GMIB protected value.

- We will deduct an additional charge if you choose the income appreciator benefit, if available in your contract. We deduct this charge from your contract value on the contract anniversary and upon certain other events. The charge for this benefit is based on an annual rate of 0.25% of your contract value.

- There are a few states/jurisdictions that assess a premium tax when you begin receiving regular income payments from your annuity. In those states, we will assess the required premium tax charge, which can range up to 3.5% of your contract value.


- There are also expenses associated with the mutual funds. For 2002, the fees of these funds ranged on an annual basis from 0.37% to 3.00% of fund assets, which are reduced by expense reimbursements or waivers to .37% to 1.30%. These reimbursements or waivers may be terminated at any time.



- If you withdraw money within three years of the contract date or a credit election you may have to pay a withdrawal charge up to 7% on all or part of the withdrawal.


SECTION 7
HOW CAN I ACCESS MY MONEY?

You may take money out at any time during the accumulation phase. You may, however, be subject to income tax and, if you make a withdrawal prior to age 59 1/2, an additional tax penalty as well. If you withdraw money within three years of the contract date or a credit election, we may impose a withdrawal charge.

Under the market value adjustment option, you will be subject to a market value adjustment if you make a withdrawal prior to the end of a guarantee period.

--------------------------------------------------------------------------------
 12

--------------------------------------------------------------------------------
PART I  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SUMMARY


SECTION 8
WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC PARTNERS FLEXELITE CONTRACT?


Your earnings are generally not taxed until withdrawn. If you take money out during the accumulation phase, the tax laws first treat the withdrawals as a withdrawal of earnings, which are taxed as ordinary income. If you are younger than age 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings in addition to ordinary taxation. A portion of the payments you receive during the income phase is considered a partial return of your original investment. As a result, that portion of each payment is not taxable as income. Generally, all amounts withdrawn from an Individual Retirement Annuity (IRA) contract (excluding Roth IRAs) are taxable and subject to the 10% penalty if withdrawn prior to age 59 1/2.


SECTION 9
OTHER INFORMATION


This contract is issued by Pruco Life Insurance Company (Pruco Life), a subsidiary of The Prudential Insurance Company of America, and sold by registered representatives of affiliated and unaffiliated broker-dealers.



RISK FACTORS



There are various risks associated with an investment in the market value adjustment option annuity that we summarize below.



   Issuer Risk. Your market value adjustment option is issued by Pruco Life, and thus is backed by the financial strength of that company. If Pruco Life were to experience significant financial adversity, it is possible that Pruco Life's ability to pay interest and principal under the market value adjustment option could be impaired.



   Risks Related to Changing Interest Rates. You do not participate directly in the investment experience of the bonds and other instruments that Pruco Life holds to support the market value adjustment option. Nonetheless, the market value adjustment formula (which is detailed in the appendix to this prospectus) reflects the effect that prevailing interest rates have on those bonds and other instruments. If you need to withdraw your money during a period in which prevailing interest rates have risen above their level when you made your purchase, you will experience a "negative" market value adjustment. When we impose this market value adjustment, it could result in the loss of both the interest you have earned and a portion of your purchase payments. Thus, before you commit to a particular guarantee period, you should consider carefully whether you have the ability to remain invested throughout the guarantee period. In addition, we cannot, of course, assure you that the market value adjustment option will perform better than another investment that you might have made.



   Risks Related to the Withdrawal Charge. We impose withdrawal charges under the variable annuities that offer the market value adjustment option as a companion option. If you anticipate needing to withdraw your money prior to the end of a guarantee period, you should be prepared to pay the withdrawal charge that we will impose.


--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SUMMARY

SUMMARY OF CONTRACT EXPENSES
--------------------------------------------------------------------------------

THE PURPOSE OF THIS SUMMARY IS TO HELP YOU TO UNDERSTAND THE COSTS YOU WILL PAY FOR STRATEGIC PARTNERS FLEXELITE. THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.


For more detailed information, including additional information about current and maximum charges, see "What Are The Expenses Associated With The Strategic Partners FlexElite Contract?" on page 44. For more detailed expense information about the underlying mutual funds, please refer to the individual fund prospectuses which you will find at the back of this prospectus.


                       CONTRACTOWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE(1)
---------------------------------------------------------------------------
FULL CONTRACT YEARS
---------------------------------------------------------------------------
         0                                                             7%
         1                                                             7%
         2                                                             7%
         3                                                             0%

CREDIT ELECTION WITHDRAWAL CHARGE(2)
---------------------------------------------------------------------------
FULL CONTRACT YEARS
---------------------------------------------------------------------------
         3                                                             7%
         4                                                             7%
         5                                                             7%
         6                                                             7%
         7                                                             7%
         8                                                             7%
         9                                                             0%


MAXIMUM TRANSFER FEE(3)
--------------------------------------------------------------------
                                                             $ 30.00


1: Each contract year, you may withdraw a specified amount of your contract value without incurring a withdrawal charge. We will waive the withdrawal charge if we pay a death benefit or under certain other circumstances. See "Withdrawal Charge" on page 44.

2: We impose these withdrawal charges only if you elect to have the credit added to your contract value prior to your 3rd and 6th contract anniversaries. These charges may be lower in certain states.

3: Currently, we charge $10 for each transfer after the twelfth in a contract year. As shown in the table, we can increase that charge up to a maximum of $30, but we have no current intention to do so. You will not be charged for transfers made in connection with Dollar Cost Averaging and Auto-Rebalancing.
--------------------------------------------------------------------------------
 14

--------------------------------------------------------------------------------
PART I  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SUMMARY


The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including underlying mutual fund fees and expenses.


MAXIMUM ANNUAL CONTRACT MAINTENANCE CHARGE AND CONTRACT
CHARGE UPON FULL WITHDRAWAL(4)
--------------------------------------------------------------------
                                                             $ 60.00
INSURANCE AND ADMINISTRATIVE EXPENSES(5)
  ------------------------------------------------------------------
         AS A PERCENTAGE OF THE AVERAGE ACCOUNT VALUE
        ALLOCATED TO VARIABLE INVESTMENT OPTIONS:
         Base Death Benefit                                     1.65%
         Guaranteed Minimum Death Benefit-
            Roll-Up or Step-Up                                  1.90%
            Greater of Roll-Up and Step-Up                      2.00%


EARNINGS APPRECIATOR CHARGE(6)
--------------------------------------------------------------------------------------
                                                              0.30% of contract value

ANNUAL GUARANTEED MINIMUM INCOME BENEFIT CHARGE AND CHARGE
  UPON CERTAIN WITHDRAWALS(7)
------------------------------------------------------------------
         AS A PERCENTAGE OF GMIB PROTECTED VALUE              0.45%

ANNUAL INCOME APPRECIATOR BENEFIT CHARGE AND CHARGE
  UPON CERTAIN WITHDRAWALS/ANNUITIZATIONS(8)
------------------------------------------------------------------
         AS A PERCENTAGE OF CONTRACT VALUE                    0.25%

4: Currently, we waive this fee if your contract value is greater than or equal to $100,000. If your contract value is less than $100,000, we currently charge the lesser of $50 or 2% of your contract value. This is a single fee that we assess (a) annually or (b) upon a full withdrawal made on a date other than a contract anniversary. As shown in the table, we can increase this fee in the future up to a maximum of $60, but we have no current intention to do so.


5: The 1.65%, 1.90%, and 2.00% charges listed here apply to any Strategic Partners FlexElite contract sold the later of May 1, 2003 or upon state approval. Otherwise, for contracts sold prior to May 1, 2003 or upon state approval, these charges are 1.60%, 1.80%, and 1.90%, respectively, and we reserve the right to impose an additional insurance charge of 0.10% annually of average account value for contracts issued to those aged 76 or older, under which the guaranteed minimum death benefit has been selected.



6: We impose this charge only if you choose the Earnings Appreciator supplemental death benefit. We deduct this charge annually. We also deduct this charge if you make a full withdrawal or enter the income phase of your contract, or if a death benefit is payable, but prorate the fee to reflect a partial rather than full year. If you make a partial withdrawal, we will deduct the prorated fee if the remaining contract value after the withdrawal would be less than the amount of the prorated fee; otherwise we will not deduct the fee at that time. The fee is also calculated when you make any purchase payment or withdrawal but we do not deduct it until the next deduction date. For contracts sold prior to May 1, 2003 or upon state approval, we reserve the right to impose an additional charge of 0.10% annually of average account value for contracts issued to those aged 66 or older, under which the Earnings Appreciator Benefit has been selected.



7: We impose this charge only if you choose the guaranteed minimum income benefit. See "Guaranteed Minimum Income Benefit," on page 31. This charge is equal to 0.45% of the GMIB protected value, which is calculated daily and generally is equal to the GMIB roll-up value. Subject to certain age restrictions, the roll-up value is the total of all invested purchase payments compounded daily at an effective annual rate of 5.0%, subject to a 200% cap. Both the roll-up value and the cap are reduced dollar-for-dollar for the first 5% of the value, annually, and proportionally thereafter by withdrawals. We assess this fee on each contract anniversary, when you begin the income phase of your contract, upon a full withdrawal, and upon a partial withdrawal if the contract value remaining after such partial withdrawal is not enough to cover the applicable GMIB charge. We assess this fee if you make a full withdrawal, but prorate the fee to reflect a partial rather than full year. If you make a partial withdrawal, we will assess the prorated fee if the remaining contract value after the withdrawal would be less than the amount of the prorated fee; otherwise we will not assess the fee at that time. In the future, we may make other guaranteed minimum income benefit options available. Those other options may involve different fees.



8: We impose this charge only if you choose the income appreciator benefit. The charge for this benefit is based on an annual rate of 0.25% of your contract value. The income appreciator benefit charge is calculated: on each contract anniversary, on the annuity date, if a death benefit is payable, upon the death of the sole owner or first to die of the owner or joint owner prior to the annuity date, upon a full or partial withdrawal, and upon a subsequent purchase payment. The fee is based on the contract value at the time of the calculation, and is prorated based on the portion of the contract year since the date that the charge was last calculated. Although it may be calculated more often, it is deducted only: on each contract anniversary, on the annuity date, if a death benefit is payable, upon the death of the sole owner or first to die of the owner or joint owners prior to the annuity date, upon a full withdrawal, and upon a partial withdrawal if the contract value remaining after such partial withdrawal is not enough to cover the then-applicable charge. We reserve the right to calculate and deduct the fee more frequently than annually, such as quarterly.


--------------------------------------------------------------------------------

PART I  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SUMMARY

SUMMARY OF CONTRACT EXPENSES CONTINUED

--------------------------------------------------------------------------------


The next item shows the minimum and maximum total operating expenses charged by the underlying mutual funds that you may pay periodically during the time that you own the contract. More detail concerning each underlying mutual fund's fees and expenses is contained in the prospectus for each underlying mutual fund. The minimum and maximum total operating expenses depicted below are based on historical fund expenses for the year ended December 31, 2002. Fund expenses are not fixed or guaranteed by the Strategic Partners FlexElite contract, and may vary from year to year.

TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES (expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)


                                                              MINIMUM      MAXIMUM

TOTAL ANNUAL UNDERLYING MUTUAL FUND OPERATING EXPENSES*        0.37%        3.00%



* Actual expenses for the mutual funds are lower due to any expense reimbursements or waivers. Expense reimbursements or waivers are voluntary and may be terminated at any time. The minimum and maximum expenses, with expense reimbursements, are 0.37% and 1.30%, respectively.


--------------------------------------------------------------------------------
 16

PART I  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SUMMARY
EXPENSE EXAMPLES
--------------------------------------------------------------------------------

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND UNDERLYING MUTUAL FUND FEES AND EXPENSES.


THE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUME THE MAXIMUM FEES AND EXPENSES OF ANY OF THE MUTUAL FUNDS, WHICH DO NOT REFLECT ANY EXPENSE REIMBURSEMENTS OR WAIVERS. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE AS INDICATED IN THE TABLES THAT FOLLOW.



EXAMPLE 1A: Greater of Roll-up and Step-up Guaranteed Minimum Death Benefit; Guaranteed Minimum Income Benefit; Earnings Appreciator Benefit, Income Appreciator Benefit, and You Withdraw All Your Assets



This example assumes that:



-  You invest $10,000 in the Strategic Partners FlexElite Contract;



-  You choose the Greater of Roll-Up and Step-Up Guaranteed Minimum Death
   Benefit;



-  You choose the Guaranteed Minimum Income Benefit;



-  You elect the Earnings Appreciation Benefit;



-  You elect the Income Appreciation Benefit;



- You make credit elections prior to your 3(rd) and 6(th) contract anniversaries;



- You allocate all your assets to the variable investment option having the maximum total operating expenses;



-  Your investment has a 5% return each year;



-  The mutual fund's total operating expenses remain the same each year; and



-  You withdraw all your assets at the end of the indicated period.


EXAMPLE 1B: Greater of Roll-up and Step-up Guaranteed Minimum Death Benefit; Guaranteed Minimum Income Benefit; Earnings Appreciator Benefit, Income Appreciator Benefit, and You Do Not Withdraw Your Assets

This example makes the same assumptions as Example 1a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

NOTES FOR EXPENSE EXAMPLES:

These examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. The expense examples are based on the insurance and administrative expenses applicable to contracts sold the later of May 1, 2003 or upon state approval.


The values shown in the 10 year column are the same for Example 1a and 1b and the same in the 5 year and 10 year columns for Example 2a and Example 2b. This is because if you decline the credit and 3 or more years have elapsed since your contract date, we would no longer deduct withdrawal charges when you make a withdrawal or begin the income phase of your contract. Similarly, if 3 or more years have elapsed since your last credit election before your 6th contract anniversary, no withdrawal charges apply.


If your contract value is less than $100,000, on your contract anniversary (and upon a full withdrawal), we deduct the lesser of $50.00 or 2% of the contract value. The examples use an average annual contract fee, which we calculated based on our estimate of the total contract fees we expect to collect in 2003. Based on these estimates, the annual contract fee is included as an annual charge of 0.05% of contract value. Your actual fees will vary based on the amount of your contract and your specific allocation(s).

Premium taxes are not reflected in the examples. A charge for premium taxes may apply depending on the state where you live.

--------------------------------------------------------------------------------

PART I  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SUMMARY

EXPENSE EXAMPLES CONTINUED
--------------------------------------------------------------------------------



EXAMPLE 2A: Base Death Benefit and You Withdraw All Your Assets


This example assumes that:

-  You invest $10,000 in the Strategic Partners FlexElite Contract;

-  You do not choose a Guaranteed Minimum Death Benefit;

- You allocate all your assets to the variable investment option having the maximum total operating expenses;

-  Your investment has a 5% return each year;

-  The mutual fund's total operating expenses remain the same each year;

-  You do not make a credit election; and

-  You withdraw all your assets at the end of the indicated period.


EXAMPLE 2B: Base Death Benefit and You Do Not Withdraw All Your Assets
This example makes the same assumptions as Example 2a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.



In these expense examples, we set out projected expenses that are based on versions of the contract that carry the highest and lowest overall charges. We do not depict projected expenses for every possible combination of contract charges. The actual expenses under the contract with the insurance features and underlying funds that you have selected, and the purchase payments that you have made, may vary from the figures we depict here.


--------------------------------------------------------------------------------
 18

PART I  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SUMMARY
--------------------------------------------------------------------------------


GREATER OF ROLL-UP AND STEP-UP GUARANTEED MINIMUM DEATH
BENEFIT; GUARANTEED MINIMUM INCOME BENEFIT; EARNINGS APPRECIATOR;
INCOME APPRECIATOR BENEFIT; CREDIT ELECTIONS
-------------------------------------------------------------------------
    EXAMPLE 1A:                       EXAMPLE 1B:
    IF YOU WITHDRAW YOUR ASSETS       IF YOU DO NOT WITHDRAW YOUR ASSETS
-------------------------------------------------------------------------
    1 YR   3 YRS    5 YRS    10 YRS   1 YR     3 YRS     5 YRS    10 YRS
-------------------------------------------------------------------------
    $1,066 $1,948   $2,847   $4,540   $436    $1,318    $2,217    $4,540



BASE DEATH BENEFIT
-------------------------------------------------------------------------
    EXAMPLE 2A:                       EXAMPLE 2B:
    IF YOU WITHDRAW YOUR ASSETS       IF YOU DO NOT WITHDRAW YOUR ASSETS
-------------------------------------------------------------------------
    1 YR   3 YRS    5 YRS    10 YRS   1 YR     3 YRS     5 YRS    10 YRS
-------------------------------------------------------------------------
    $933   $1,557   $1,582   $3,353   $303      $927    $1,582    $3,353



--------------------------------------------------------------------------------

                       This page intentionally left blank

--------------------------------------------------------------------------------
 20

PART II SECTIONS 1-9
--------------------------------------------------------------------------------
STRATEGIC PARTNERS FLEXELITE PROSPECTUS

        1:
WHAT IS THE STRATEGIC PARTNERS FLEXELITE

        VARIABLE ANNUITY?
--------------------------------------------------------------------------------
PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

THE STRATEGIC PARTNERS FLEXELITE VARIABLE ANNUITY IS A CONTRACT BETWEEN YOU, THE OWNER, AND US, THE INSURANCE COMPANY, PRUCO LIFE INSURANCE COMPANY (PRUCO LIFE, WE OR US).

Under our contract or agreement, in exchange for your payment to us, we promise to pay you a guaranteed income stream that can begin any time after the second contract anniversary. Your annuity is in the accumulation phase until you decide to begin receiving annuity payments. The date you begin receiving annuity payments is the annuity date. On the annuity date, your contract switches to the income phase.

   This annuity contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you withdraw money from your contract. (If you hold the annuity contract in a tax-favored plan such as an IRA, that plan generally provides tax deferral even without investing in an annuity contract.)


   Strategic Partners FlexElite is a variable annuity contract. During the accumulation phase, you can allocate your assets among 27 variable investment options, two guaranteed fixed interest rate options, and the market value adjustment option. If you select variable investment options, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the underlying mutual fund associated with that variable investment option.


   Because the mutual funds' portfolios fluctuate in value depending upon market conditions, your contract value can either increase or decrease. This is important, since the amount of the annuity payments you receive during the income phase depends upon the value of your contract at the time you begin receiving payments.

   As the owner of the contract, you have all of the decision-making rights under the contract. You will also be the annuitant unless you designate someone else. The annuitant is the person whose life is used to determine how much and how long these payments will continue once the income phase begins. On or after the annuity date, the annuitant may not be changed.

   The beneficiary is the person(s) or entity you designate to receive any death benefit if the owner(s) dies during the accumulation phase. You may change the beneficiary any time prior to the annuity date by making a written request to us. Your request becomes effective when we approve it.

   There are certain state variations to this contract that are referred to in this prospectus. Please see the SAI and your contract for further information on these and other variations.

SHORT TERM CANCELLATION RIGHT OR "FREE LOOK"

If you change your mind about owning Strategic Partners FlexElite, you may cancel your contract within 10 days after receiving it (or whatever period is required by applicable law). You can request a refund by returning the contract either to the representative who sold it to you, or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus. You will receive, depending on applicable law:


-  Your full purchase payment less any applicable federal and state income tax;
   or



- The amount your contract is worth as of the day we receive your request. This amount may be more or less than your original payment, less any applicable federal and state income tax. We impose neither a withdrawal charge nor any market value adjustment if you cancel your contract under this provision.



   To the extent dictated by state law, we will include in your refund the amount of any fees and charges that we deducted.

--------------------------------------------------------------------------------
 22

        2:
WHAT INVESTMENT OPTIONS

        CAN I CHOOSE?
--------------------------------------------------------------------------------
PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9


THE CONTRACT GIVES YOU THE CHOICE OF ALLOCATING YOUR PURCHASE PAYMENTS TO ANY ONE OR MORE OF 27 VARIABLE INVESTMENT OPTIONS.



The 27 variable investment options invest in underlying mutual funds managed by leading investment advisors. You should read the mutual fund prospectus before you decide to allocate your assets to the variable investment option using that fund.


VARIABLE INVESTMENT OPTIONS


Listed below are the underlying mutual funds in which the variable investment options invest. Each variable investment option has a different investment objective.


THE PRUDENTIAL SERIES FUND, INC.

-  Jennison Portfolio (domestic equity)

-  Prudential Equity Portfolio

-  Prudential Global Portfolio

-  Prudential Money Market Portfolio

-  Prudential Stock Index Portfolio

-  Prudential Value Portfolio (domestic equity)

-  SP Aggressive Growth Asset Allocation Portfolio

-  SP AIM Aggressive Growth Portfolio

-  SP AIM Core Equity Portfolio

-  SP Alliance Large Cap Growth Portfolio

-  SP Alliance Technology Portfolio

-  SP Balanced Asset Allocation Portfolio

-  SP Conservative Asset Allocation Portfolio

-  SP Davis Value Portfolio

-  SP Deutsche International Equity Portfolio


-  SP Growth Asset Allocation Portfolio



-  SP INVESCO Small Company Growth Portfolio


-  SP Jennison International Growth Portfolio


-  SP Large Cap Value Portfolio


-  SP MFS Capital Opportunities Portfolio (domestic and foreign equity)


-  SP Mid Cap Growth Portfolio (formerly SP MFS Mid-Cap Growth Portfolio)



-  SP PIMCO High Yield Portfolio


-  SP PIMCO Total Return Portfolio

-  SP Prudential U.S. Emerging Growth Portfolio


-  SP Small/Mid Cap Value Portfolio


-  SP Strategic Partners Focused Growth Portfolio


The Jennison Portfolio, Prudential Equity Portfolio, Prudential Global Portfolio, Prudential Money Market Portfolio, Prudential Stock Index Portfolio, Prudential Value Portfolio, and each "SP" Portfolio of The Prudential Series Fund, Inc., are managed by an indirect wholly-owned subsidiary of Prudential Financial, Inc. called Prudential Investments LLC (PI). Under the manager-of-managers approach, PI has the ability to assign subadvisers to manage specific portions of a portfolio, and the portion managed by a subadviser may vary from 0% to 100% of the portfolio's assets. The subadvisers that managed some or all of a Prudential Series Fund portfolio as of December 31, 2002 are listed below.


    Prudential Money Market Portfolio and Prudential Stock Index Portfolio:
    Prudential Investment Management, Inc.

    Jennison Portfolio, Prudential Global Portfolio, Prudential Value Portfolio, SP Jennison International Growth Portfolio, and SP Prudential U.S. Emerging Growth Portfolio: Jennison Associates LLC

    Prudential Equity Portfolio: Jennison Associates LLC, GE Asset Management, Incorporated, and Salomon Brothers Asset Management Inc.

    SP Strategic Partners Focused Growth Portfolio: Jennison Associates LLC and Alliance Capital Management, L.P.

    SP AIM Aggressive Growth Portfolio and SP AIM Core Equity Portfolio:
    A I M Capital Management, Inc.

    SP Alliance Large Cap Growth Portfolio and SP Alliance Technology
    Portfolio: Alliance Capital Management, L.P.

    SP Davis Value Portfolio: Davis Advisors


    SP Deutsche International Equity Portfolio: Deutsche Asset Management Investment Services Limited, a wholly-owned subsidiary of Deutsche Bank AG



    SP INVESCO Small Company Growth Portfolio;



    INVESCO Funds Group, Inc.



    SP Large Cap Value Portfolio and SP Small/Mid Cap Value Portfolio:
    Fidelity Management & Research Company


    SP MFS Capital Opportunities Portfolio: Massachusetts Financial Services Company
--------------------------------------------------------------------------------
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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

    SP Mid Cap Growth Portfolio (formerly SP MFS Mid-Cap Growth Portfolio):
    Calamos Asset Management, Inc.


    SP PIMCO High Yield Portfolio and SP PIMCO Total Return Portfolio:
    Pacific Investment Management Company LLC


Janus Aspen Series

-  Growth Portfolio--Service Shares

Janus Capital Management LLC serves as investment adviser to the Growth Portfolio--Service Shares of Janus Aspen Series.


   A fund or portfolio may have a similar name or an investment objective and investment policies resembling those of a mutual fund managed by the same investment adviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.


   An affiliate of each of the funds may compensate Pruco Life based upon an annual percentage of the average assets held in the fund by Pruco Life under the contracts. These percentages may vary by fund and/or portfolio, and reflect administrative and other services we provide.

FIXED INTEREST RATE OPTIONS

We offer two fixed interest rate options:

-  a one-year fixed rate option, and

-  a dollar cost averaging fixed rate option ("DCA Fixed Rate Option").

   We set a one year guaranteed annual interest rate for the one-year fixed rate option. For the DCA Fixed Rate Option, the interest rate is guaranteed for the applicable period of time for which transfers are made.


   When you select one of these options, your payment will earn interest at the established rate for the applicable interest rate period. A new interest rate period is established every time you allocate or transfer money into a fixed interest rate option. (You may not transfer amounts from other investment options into the DCA Fixed Rate Option.) You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. For the one-year fixed rate option, the minimum guaranteed interest rate is between 1.5% and 3%, depending on your state's applicable law. The minimum interest rate for the DCA Fixed Rate Option will never be less than 3%. FOR CONTRACTS SOLD THE LATER OF MAY 1, 2003 OR UPON STATE APPROVAL, we pay an additional interest rate under the fixed rate option, with respect to certain invested purchase payments (other than transfers). The additional interest is only credited on new payments for the one-year guarantee period. It is not credited upon renewal or transfer into the fixed rate option.



   You may allocate all or part of a purchase payment to the DCA Fixed Rate Option. FOR CONTRACTS SOLD THE LATER OF MAY 1, 2003 OR UPON STATE APPROVAL, you may allocate all or part of your initial purchase payment to the DCA Fixed Rate Option. Under this option, you automatically transfer amounts over a stated period (currently, six or twelve months) from the DCA Fixed Rate Option to the variable investment options and/or to the one-year fixed interest rate option, as you select. We will invest the assets you allocate to the DCA Fixed Rate Option in our general account until they are transferred.



   If you choose to allocate all or part of a purchase payment to the DCA Fixed Rate Option, the minimum amount of the purchase payment you may allocate is $5,000. Purchase payments of less than $5,000 may not be allocated to the DCA Fixed Rate Option. FOR CONTRACTS SOLD THE LATER OF MAY 1, 2003 OR UPON STATE APPROVAL, if you choose to allocate all or part of your initial purchase payment to the DCA Fixed Rate Option, the minimum amount of the purchase payment you may allocate is $2,000. The first periodic transfer will occur on the date you allocate your purchase payment to the DCA Fixed Rate Option.



   Subsequent transfers will occur on the monthly anniversary of the first transfer. Currently, you may choose to have the purchase payment amount allocated to the DCA Fixed Rate Option transferred to the selected variable investment options or to the one-year fixed interest rate option, in either six or twelve monthly

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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9


installments, and you may not change that number of monthly installments after you have chosen the DCA Fixed Rate Option. You may allocate to both the six-month and twelve-month options, but the minimum amount of a purchase payment that may be allocated to one or the other is $5,000. FOR CONTRACTS SOLD THE LATER OF MAY 1, 2003 OR UPON STATE APPROVAL, you may allocate to both the six-month and twelve-month options, but the minimum amount of your initial purchase payment that may be allocated to one or the other is $2,000. (In the future, we may make available other numbers of transfers and other transfer schedules--for example, quarterly as well as monthly.) If you choose a six-payment transfer schedule, each transfer generally will equal 1/6th of the amount you allocated to the DCA Fixed Rate Option, and if you choose a twelve-payment transfer schedule, each transfer generally will equal 1/12th of the amount you allocated to the DCA Fixed Rate Option. In either case, the final transfer amount generally will also include the credited interest. You may change at any time the investment options into which the DCA Fixed Rate Option assets are transferred. Transfers from the DCA Fixed Rate Option do not count toward the maximum number of free transfers allowed under the contract.


   If you make a withdrawal or have a fee assessed from your contract, and all or part of that withdrawal or fee comes out of the DCA Fixed Rate Option, we will recalculate the periodic transfer amount to reflect the change. This recalculation may include some or all of the interest credited to the date of the next scheduled transfer. If a withdrawal or fee assessment reduces the monthly transfer amount below $100, we will transfer the remaining balance in the DCA Fixed Rate Option on the next scheduled transfer date.

   By investing amounts on a regular basis instead of investing the total amount at one time, the DCA Fixed Rate Option may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against loss in a declining market.

MARKET VALUE ADJUSTMENT OPTION


THE MARKET VALUE ADJUSTMENT OPTION IS AVAILABLE TO STRATEGIC PARTNERS FLEXELITE CONTRACTS SOLD THE LATER OF MAY 1, 2003 OR UPON STATE APPROVAL. THIS OPTION MAY NOT BE AVAILABLE IN YOUR STATE.



   Under the market value adjustment option, we may offer one or more of several guarantee periods.



   IF AMOUNTS ARE WITHDRAWN FROM A GUARANTEE PERIOD, OTHER THAN DURING THE 30-DAY PERIOD IMMEDIATELY FOLLOWING THE END OF THE GUARANTEE PERIOD, THEY WILL BE SUBJECT TO A MARKET VALUE ADJUSTMENT EVEN IF THEY ARE NOT SUBJECT TO A WITHDRAWAL CHARGE.


   We declare the interest rate for each available guarantee period periodically, but we guarantee that we will declare no less than 3% interest with respect to any guarantee period. You will earn interest on your invested purchase payment at the rate that we have declared for the guarantee period you have chosen. You must invest at least $1,000.


   We refer to interest rates as annual rates, although we credit interest within each guarantee period on a daily basis. The daily interest that we credit is equal to the pro rated portion of the interest that would be earned on an annual basis. We credit interest from the business day on which your purchase payment is received in good order at the Prudential Annuity Service Center until the earliest to occur of any of the following events: (a) full surrender of the Contract, (b) commencement of annuity payments or settlement, (c) end of the guarantee period, (d) transfer of value in the guarantee period, (e) death as of which a death benefit is determined, or (f) the date the amount is withdrawn.


   During the 30-day period immediately following the end of a guarantee period, we allow you to do any of the following, without the imposition of the market value adjustment:

(a) withdraw the value in the guarantee period,


(b) allocate the value to another guarantee period or other investment option (provided that the new guarantee period ends prior to the annuity date). You will receive the interest rate applicable on the date we receive your instruction, or


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                                                                              25
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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

(c) apply the value in the guarantee period to the annuity or settlement option of your choice.

   If we do not receive instructions from you concerning the disposition of the contract value in your maturing guarantee period, we will reinvest the contract value in the Prudential Money Market Portfolio investment option.


   During the 30-day period immediately following the end of the guarantee period, or until you elect to do a, b or c delineated immediately above, you will receive the current interest rate applicable to the guarantee period having the same duration as the guarantee period that just matured, which is offered on the day immediately following the end of the matured guarantee period. However, if at that time we do not offer a guarantee period with the same duration as that which matured, you will then receive the current interest rate applicable to the shortest guarantee period then offered.



   Under the market value adjustment option, while your money remains in the contract for the full guarantee period, your principal amount is guaranteed by us and the interest amount that your money will earn is guaranteed by us to always be at least 3%.


   Payments allocated to the fixed interest rate options become part of Pruco Life's general assets. Payments allocated to the market value adjustment option are held as a separate pool of assets, but the income, gains or losses experienced by these assets are not directly credited or charged against the contracts. As a result, the strength of our guarantees under these options is based on the overall financial strength of Pruco Life.

MARKET VALUE ADJUSTMENT


When you allocate a purchase payment or transfer contract value to a guarantee period, we use that money to buy and sell securities and other instruments to support our obligation to pay interest. Generally we buy bonds for this purpose. The duration of the bonds and other instruments that we buy with respect to a particular guarantee period is influenced significantly by the length of the guarantee period. Thus, for example, we typically would acquire longer-duration bonds with respect to a longer guarantee period than we do for a shorter duration guarantee period. The value of these bonds is affected by changes in interest rates, among other factors. The market value adjustment that we assess against your contract value if you withdraw prior to the end of a guarantee period involves our attributing to you a portion of our investment experience on these bonds and other instruments. For example, if you make a full withdrawal when interest rates have risen since the time of your investment, the bonds and other investments in the guarantee period likely would have decreased in value, meaning that we would impose a "negative" market value adjustment on you (i.e., one that results in a reduction of the withdrawal proceeds that you receive.) For a partial withdrawal, we would deduct a negative market value adjustment from your remaining contract value. Conversely, if interest rates have decreased, the market value adjustment would be positive.


   Other things you should know about the market value adjustment include the following:

- We determine the market value adjustment according to a mathematical formula, which is set forth at the end of this prospectus under the heading "Market-Value Adjustment Formula." In that section of the prospectus, we also provide hypothetical examples of how the formula works.

- A negative market value adjustment could cause you to lose not only the interest you have earned but also a portion of your principal.

- In addition to imposing a market value adjustment on withdrawals, we also will impose a market value adjustment on the contract value you apply to an annuity or settlement option, unless you annuitize after the end of a guarantee period. The laws of certain states may prohibit us from imposing a market value adjustment on the annuity date.


   IF THE WITHDRAWAL CHARGE PERIOD ENDS PRIOR TO MATURITY OF A GUARANTEE PERIOD, AMOUNTS WITHDRAWN FROM A GUARANTEE PERIOD, OTHER THAN DURING THE 30-DAY PERIOD, WILL BE SUBJECT TO A MARKET VALUE ADJUSTMENT.

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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9


   YOU SHOULD REALIZE, HOWEVER, THAT APART FROM THE MARKET VALUE ADJUSTMENT, THE VALUE OF THE BENEFITS IN YOUR GUARANTEE PERIOD DOES NOT DEPEND ON THE INVESTMENT PERFORMANCE OF THE BONDS AND OTHER INSTRUMENTS THAT WE HOLD WITH RESPECT TO YOUR GUARANTEE PERIOD. APART FROM THE EFFECT OF ANY MARKET VALUE ADJUSTMENT, WE DO NOT PASS THROUGH TO YOU THE GAINS OR LOSSES ON THE BONDS AND OTHER INSTRUMENTS THAT WE HOLD IN CONNECTION WITH A GUARANTEE PERIOD.

TRANSFERS AMONG OPTIONS

Subject to certain restrictions, you can transfer money among the variable investment options and the one-year fixed interest rate option. In addition, you can transfer contract value out of a market value adjustment guarantee period into another market value adjustment guarantee period under the market value adjustment option, into a variable investment option, or into the one-year fixed interest rate option, although a market value adjustment will apply to any transfer you make at a time other than the 30 day period immediately following the end of a guarantee period. You may transfer contract value into the market value adjustment option at any time, provided it is at least $1,000.


   Your transfer request may be made by telephone, electronically, or otherwise in paper form to the Prudential Annuity Service Center. Only two transfers per month may be made by telephone or electronically. After that, all transfer requests must be in writing with an original signature. We have procedures in place to confirm that instructions received by telephone or electronically are genuine. We will not be liable for following telephone or electronic instructions that we reasonably believe to be genuine. Your transfer request will take effect at the end of the business day on which it was received. Our business day usually closes at 4:00 p.m. Eastern time.



   With regard to the market value adjustment option, you can specify the guarantee period from which you wish to transfer. If you request a transfer from the market value adjustment option, but you do not specify the guarantee period from which funds are to be taken, then we will transfer funds from the guarantee period that has the least time remaining until its maturity date.


   YOU CAN MAKE TRANSFERS OUT OF A FIXED INTEREST RATE OPTION, OTHER THAN THE DCA FIXED RATE OPTION, ONLY DURING THE 30-DAY PERIOD FOLLOWING THE END OF THE ONE YEAR INTEREST RATE PERIOD. TRANSFERS FROM THE DCA FIXED RATE OPTION ARE MADE ON A PERIODIC BASIS FOR THE PERIOD THAT YOU SELECT. TRANSFERS FROM THE DCA FIXED RATE OPTION CANNOT BE MADE INTO THE MARKET VALUE ADJUSTMENT OPTION BUT CAN BE MADE INTO THE FIXED RATE OPTION, AT OUR DISCRETION. WE CURRENTLY ALLOW TRANSFERS INTO THE FIXED RATE OPTION.

   During the contract accumulation phase, you can make 12 transfers each contract year, among the investment options, without charge. If you make more than 12 transfers in one contract year, you may be charged up to $30 for each additional transfer. Currently we charge only $10 for additional transfers. (Dollar Cost Averaging and Auto-Rebalancing transfers are always free, and do not count toward the 12 free transfers per year. Nor do transfers made during the 30 day period immediately following the end of a guarantee period count against the 12 free transfers.) If a transfer that you request out of the market value adjustment option will be subject to a transfer charge, then:

- We will deduct the transfer charge proportionally from the contract value in each guarantee period, where you have directed us to transfer funds from several guarantee periods; and

- If you have directed us to transfer the full contract value out of a guarantee period, then we will first deduct the transfer charge and thereafter transfer the remaining amount; and

- In any event, we will deduct the applicable transfer charge prior to effecting the transfer.

MARKET TIMING

THE CONTRACT WAS NOT DESIGNED FOR MARKET TIMING OR FOR PERSONS THAT MAKE PROGRAMMED, LARGE, OR FRE-

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                                                                              27
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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9


QUENT TRANSFERS. BECAUSE MARKET TIMING AND SIMILAR TRADING PRACTICES GENERALLY ARE DISRUPTIVE TO THE SEPARATE ACCOUNT AND THE UNDERLYING MUTUAL FUNDS, WE MONITOR CONTRACT TRANSACTIONS IN AN EFFORT TO IDENTIFY SUCH TRADING PRACTICES. IF WE DETECT THOSE PRACTICES, WE RESERVE THE RIGHT TO REJECT A PROPOSED TRANSACTION AND TO MODIFY THE CONTRACT'S TRANSFER PROCEDURES. FOR EXAMPLE, WE MAY DECIDE NOT TO ACCEPT THE TRANSFER REQUEST OF AN AGENT ACTING UNDER A POWER OF ATTORNEY ON BEHALF OF MORE THAN ONE CONTRACTHOLDER.


   TO DETER MARKET TIMING TRANSACTIONS, PRUCO LIFE RESERVES THE RIGHT TO EFFECT EXCHANGES ON A DELAYED BASIS FOR ALL CONTRACTS. THAT IS, PRUCO LIFE MAY PRICE AN EXCHANGE INVOLVING THE VARIABLE SUBACCOUNTS ON THE BUSINESS DAY SUBSEQUENT TO THE BUSINESS DAY ON WHICH THE EXCHANGE REQUEST WAS RECEIVED. BEFORE IMPLEMENTING SUCH A PRACTICE, PRUCO LIFE WILL ISSUE A SEPARATE WRITTEN NOTICE TO CONTRACT OWNERS THAT EXPLAINS THE PRACTICE IN DETAIL.


DOLLAR COST AVERAGING


The dollar cost averaging (DCA) feature allows you to systematically transfer either a fixed dollar amount or a percentage out of any variable investment option into any other variable investment option(s). Under this feature, you cannot make transfers into the market value adjustment option and transfers into a fixed rate option are at our discretion. For contracts sold the later of May 1, 2003 or upon state approval, we will allow you to transfer into the one-year fixed interest rate option. You can transfer money to more than one variable investment option. The investment option used for the transfers is designated as the DCA account. You can have these automatic transfers made from the DCA account monthly, quarterly, semiannually or annually. By allocating amounts on a regular schedule instead of allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. Of course, there is no guarantee that dollar cost averaging will ensure a profit or protect against a loss in declining markets.


   Each transfer from your DCA account must be at least $100. Transfers will be made automatically on the schedule you elect until the entire amount in your DCA account has been transferred or until you tell us to discontinue the transfers. If your DCA account balance drops below $100, the entire remaining balance of the account will be transferred on the next transfer date. You can allocate subsequent purchase payments to re-open the DCA account at any time.

   Your transfers will be made on the last calendar day of each transfer period you have selected, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on a particular transfer date, the transfer will take effect on the next business day.

   Any transfers you make because of Dollar Cost Averaging are not counted toward the 12 free transfers you are allowed each contract year. The DCA feature is available only during the contract accumulation phase, and is offered without charge.

ASSET ALLOCATION PROGRAM

We recognize the value of having advice when deciding on the allocation of your money. If you choose to participate in the Asset Allocation Program, your representative will give you a questionnaire to complete that will help determine a program that is appropriate for you. Your asset allocation will be prepared based on your answers to the questionnaire. You will not be charged for this service, and you are not obligated to participate or to invest according to program recommendations.

AUTO-REBALANCING

Once your money has been allocated among the variable investment options, the actual performance of the investment options may cause your allocation to shift. For example, an investment option that initially holds only a small percentage of your assets could perform much better than another investment option. Over time, this option could increase to a larger percentage of your assets than you desire. You can direct us to automatically rebalance your assets to return to your original allocation percentage or to a subsequent allocation percentage you select. We will rebalance only the variable investment options that you have designated. The DCA account cannot participate in this feature.

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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9


   Your rebalancing will be done monthly, quarterly, semiannually or annually based on your choice. The rebalancing will be done on the last calendar day of the period you have chosen, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, the rebalancing will take effect on the next business day.

   Any transfers you make because of Auto-Rebalancing are not counted toward the 12 free transfers you are allowed per year. This feature is available only during the contract accumulation phase, and is offered without charge. If you choose auto-rebalancing and dollar cost averaging, auto-rebalancing will take place after the transfers from your DCA account.

VOTING RIGHTS


We are the legal owner of the shares of the mutual funds that underly variable investment options. However, we vote the shares of the mutual funds according to voting instructions we receive from contractowners. We will mail you a proxy which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. Fund shares for which we do not receive instructions or which we own in our own right, are voted in the same proportion as shares for which instructions are received from contractowners. We may change the way your voting instructions are calculated if it is required by federal or state regulation.


SUBSTITUTION


We may substitute one or more of the mutual funds used by the variable investment options. We may also cease to allow investments in existing funds. We would not do this without the approval of the Securities and Exchange Commission
(SEC) and any necessary state insurance departments approvals. You will be given specific notice in advance of any substitution we intend to make. We may also stop allowing investments in existing variable investment options and their underlying funds.


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                                                                              29
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                                                                         PART II
STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

        3:

WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE

        INCOME PHASE? (ANNUITIZATION)
--------------------------------------------------------------------------------

PAYMENT PROVISIONS

We can begin making annuity payments any time after the second contract anniversary (or as required by state law if different). Annuity payments must begin no later than the contract anniversary coinciding with or next following the annuitant's 95th birthday (unless we agree to another date).

   We make the income plans described below available at any time before the annuity date. These plans are called annuity options or settlement options. During the income phase, all of the annuity options under this contract are fixed annuity options. This means that your participation in the variable investment options ends on the annuity date. If an annuity option is not selected by the annuity date, the Life Income Annuity Option (Option 2, described below) will automatically be selected unless prohibited by applicable law. GENERALLY, ONCE THE ANNUITY PAYMENTS BEGIN, THE ANNUITY OPTION CANNOT BE CHANGED AND YOU CANNOT MAKE WITHDRAWALS.

   The Strategic Partners FlexElite variable annuity contract offers an optional guaranteed minimum income benefit, which we describe below. Your annuity options vary depending upon whether you choose this benefit.


   Depending upon the annuity option you choose, you may incur a withdrawal charge when the income phase begins. Currently, if permitted by state law, we deduct any applicable withdrawal charge if you choose Option 1 for a period shorter than five years (ten years for contracts sold the later of May 1, 2003 or upon state approval), Option 3, or certain other annuity options that we may make available. We do not deduct a withdrawal charge if you choose Option 1 for a period of five years or longer or Option 2. For information about withdrawal charges, see "What are the Expenses Associated with the Strategic Partners FlexElite Contract," page 44.


   In addition, any value in a guarantee period of the market value adjustment option may be subject to a market value adjustment upon annuitization.

PAYMENT PROVISIONS WITHOUT THE GUARANTEED MINIMUM INCOME BENEFIT

OPTION 1
ANNUITY PAYMENTS FOR A FIXED PERIOD

Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the annuitant dies during the income phase, payments will continue to the beneficiary for the remainder of the fixed period. A lump sum payment will be made to the beneficiary if the beneficiary so chooses. The amount of the lump sum payment is determined by calculating the present value of the unpaid future payments. This is done by using the interest rate used to compute the actual payments. The interest rate used will always be at least 3% a year.

OPTION 2
LIFE INCOME ANNUITY OPTION

Under this option, we will make annuity payments monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years worth of payments, we will pay the beneficiary the present value of the remaining annuity payments in one lump sum unless we were specifically instructed that the remaining annuity payments continue to be paid to the beneficiary. The present value of the remaining annuity payments is calculated by using the interest rate used to compute the amount of the original 120 payments. The interest rate used will always be at least 3% a year.

   If an annuity option is not selected by the annuity date, this is the option we will automatically select for you, unless prohibited by applicable law. If the life income annuity option is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.

OPTION 3
INTEREST PAYMENT OPTION

Under this option, we will credit interest on the adjusted contract value until you request payment of all or part of

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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9


the adjusted contract value. We can make interest payments on a monthly, quarterly, semiannual, or annual basis or allow the interest to accrue on your contract assets. Under this option, we will pay you interest at an effective rate of at least 3% a year. This option is not available if your contract is held in an IRA. Under this option, all gain in the annuity will be taxable as of the annuity date. Under this option, you can withdraw part or all of the contract value that we are holding at any time.

OTHER ANNUITY OPTIONS

We currently offer a variety of other annuity options not described above. At the time annuity payments are chosen, we may make available to you any of the fixed annuity options that are offered at your annuity date.

TAX CONSIDERATIONS

If your contract is held under a tax-favored plan, as discussed on page 53, you should consider the minimum distribution requirements mentioned on page 56, when selecting your Annuity Option.

   If contracts are held in connection with "qualified" retirement plans (such as a Section 401(k) plan), please note that if you are married at the time your payments commence, you may be required by federal law to choose an income option that provides at least a 50 percent joint and survivor annuity to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. For more information, consult the terms of your retirement arrangement.

GUARANTEED MINIMUM INCOME BENEFIT


THE GUARANTEED MINIMUM INCOME BENEFIT (GMIB), IS AN OPTIONAL FEATURE THAT IS AVAILABLE TO STRATEGIC PARTNERS FLEXELITE CONTRACTS SOLD THE LATER OF MAY 1, 2003 OR UPON STATE APPROVAL. If you choose the GMIB, it guarantees that once the income period begins, your income payments will be no less than a certain GMIB protected value applied to the guaranteed annuity purchase rates. If you elect, the guaranteed minimum income benefit, it cannot be revoked. This feature may not be available in your state.



   The GMIB protected value is calculated daily and is equal to the GMIB roll-up until the GMIB roll-up either reaches its cap or if we stop applying the annual interest rate based on the age of the annuitant, number of contract anniversaries, or number of years since last GMIB reset, as described below. At this point, the GMIB protected value will be increased by any subsequent invested purchase payments and reduced by the effect of withdrawals. Depending on applicable state law, the guaranteed minimum income benefit is not available under all contracts. In addition, the guaranteed minimum income benefit is subject to certain age restrictions described below.



- The annuitant must be 75 or younger in order for you to elect the guaranteed minimum income benefit.


- If you choose the guaranteed minimum income benefit, we will impose an annual charge equal to 0.45% of the GMIB protected value, described below. (In some states, we may calculate this fee on a different basis, but it will not be higher than 0.45% of the GMIB protected value.) See "What are the Expenses Associated with the Strategic Partners FlexElite Contract?" on page 44.

- TO TAKE ADVANTAGE OF THE GUARANTEED MINIMUM INCOME BENEFIT, YOU MUST WAIT A CERTAIN AMOUNT OF TIME BEFORE YOU BEGIN THE INCOME PHASE. THE WAITING PERIOD IS THE PERIOD EXTENDING FROM THE CONTRACT DATE TO THE 7TH CONTRACT ANNIVERSARY BUT, IF THE GUARANTEED MINIMUM INCOME BENEFIT HAS BEEN RESET (AS DESCRIBED BELOW), THE WAITING PERIOD IS THE 7-YEAR PERIOD BEGINNING WITH THE DATE OF THE MOST RECENT RESET.

   Once the waiting period has elapsed, you will have a 30-day period each year, beginning on the contract anniversary, during which you may begin the income phase with the guaranteed minimum income benefit by submitting the necessary forms in good order to the Prudential Annuity Service Center.

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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9


GMIB ROLL-UP

The GMIB roll-up is equal to the invested purchase payments, increased daily at an effective annual interest rate of 5% starting on the date each invested purchase payment is made, until the cap is reached (GMIB roll-up cap). We will reduce this amount by the effect of withdrawals. The GMIB roll-up cap is equal to two times each invested purchase payment and is reduced by the effect of withdrawals.

   Even if the GMIB roll-up cap has not been reached, we will nevertheless stop increasing the GMIB roll-up value by the effective annual interest rate on the latest of:

    - the contract anniversary coinciding with or next following the annuitant's 80th birthday,

    -  the 7th contract anniversary, or

    -  7 years from the most recent GMIB reset (as described below).

   However, even if we stop increasing the GMIB roll-up value by the effective annual interest rate, we will still increase the GMIB protected value by subsequent invested purchase payments, reduced by the effect of withdrawals.

EFFECT OF WITHDRAWALS

In each contract year, withdrawals will first reduce the GMIB protected value on a dollar-for-dollar basis, by the same dollar amount of the withdrawal up to the first 5% of GMIB protected value calculated on the contract anniversary (or, during the first contract year, on the contract date). A proportional reduction will apply to amounts exceeding the 5% of GMIB protected value. We calculate the proportional reduction by dividing the contract value after the withdrawal by the contract value immediately following the withdrawal of the first 5% of GMIB protected value. The resulting percentage is multiplied by the GMIB protected value minus the amount of the withdrawal that does not exceed 5%.

   Here is an example of the impact of a withdrawal on the GMIB protected value:

   An owner invests $100,000 initially and then requests a withdrawal of $8,000 in the first contract year. If the contract value had increased to $108,000 prior to the withdrawal, the first $5,000 of the withdrawal would reduce the GMIB protected value by $5,000 (dollar-for-dollar up to 5% of the GMIB protected value at issue). The remaining $3,000 of the withdrawal would reduce the GMIB protected value in the same proportion that the contract value was reduced. Since the remaining $3,000 withdrawn is 2.91% of the contract value after the initial $5,000 was withdrawn on a dollar-for-dollar basis, the remaining GMIB protected value is reduced by 2.91%. If the protected value were $105,000 before the withdrawal, after the reduction it would be $97,090 ($105,000 minus $5,000 taken dollar-for-dollar minus a reduction of 2.91% of $100,000 or $2,910).

GMIB RESET FEATURE


You may elect to "reset" your GMIB protected value to equal your current contract value twice over the life of the contract. You may only exercise this reset option if the annuitant has not yet reached his or her 76th birthday. If reset, you must wait a new 7-year period from the most recent reset to exercise the guaranteed minimum income benefit. Further, we will reset the GMIB roll-up cap to equal two times the GMIB protected value as of such date. Additionally, if you reset, we will determine the GMIB payout amount by using the GMIB guaranteed annuity purchase rates (attached to your contract) based on the number of years since the most recent reset.


PAYOUT AMOUNT

The guaranteed minimum income benefit payout amount is based on the age and sex of the annuitant (and, if there is one, the co-annuitant as well). After we first deduct a charge for any applicable premium taxes, the payout amount will equal the greater of:


1) the GMIB protected value as of the date you exercise the GMIB payout option, applied to the GMIB guaranteed annuity purchase rates and based on the annuity payout option as described below.


2) the adjusted contract value--that is, the contract value minus any charge we impose for premium taxes--as of the date you exercise the GMIB payout

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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9


   option applied to the current annuity purchase rates then in use.

GMIB ANNUITY PAYOUT OPTIONS

We currently offer two guaranteed minimum income benefit annuity payout options. Each option involves lifetime payments with a period certain of ten years.

GMIB OPTION 1
SINGLE LIFE PAYOUT OPTION

We will make monthly payments for as long as the annuitant lives, with payments for a period certain. We will stop making payments after the later of the death of the annuitant or the end of the period certain.

GMIB OPTION 2
JOINT LIFE PAYOUT OPTION

In the case of an annuitant and co-annuitant, we will make monthly payments for the joint lifetime of the annuitant and co-annuitant, with payments for a period certain. If the co-annuitant dies first, we will continue to make payments until the later of the death of the annuitant and the end of the period certain. If the annuitant dies first, we will continue to make payments until the later of the death of the co-annuitant and the end of the period certain, but if the period certain ends first, we will reduce the amount of each payment to 50% of the original amount.

   You have no right to withdraw amounts early under either GMIB payout option. We may make other payout frequencies available, such as quarterly, semi-annually or annually.


   Because we do not impose a new waiting period for each subsequent purchase payment, if you choose the guaranteed minimum income benefit, we reserve the right to limit subsequent purchase payments if we discover that by the timing of your purchase payments and withdrawals, your GMIB protected value is increasing in ways we did not intend. In determining whether to limit purchase payments, we will look at purchase payments which are disproportionately larger than your initial purchase payment and other actions that may artificially increase the GMIB protected value. Certain state laws may prevent us from limiting your subsequent purchase payments. You must exercise one of the GMIB payout options described above no later than 30 days after the contract anniversary following the annuitant's attainment of age 95.


INCOME APPRECIATOR BENEFIT


THE INCOME APPRECIATOR BENEFIT (IAB) IS AVAILABLE TO STRATEGIC PARTNERS FLEXELITE CONTRACTS SOLD THE LATER OF MAY 1, 2003 OR UPON STATE APPROVAL. The IAB is an optional, supplemental income benefit that provides an additional income amount during the accumulation period or upon annuitization. The income appreciator benefit is designed to provide you with additional funds in order to defray the impact taxes may have on distributions from your contract. Because individual circumstances vary, you should consult with a qualified tax adviser to determine whether it would be appropriate for you to elect the income appreciator benefit.


   If you want the income appreciator benefit, you generally must elect it when you make your initial purchase payment. Once you elect the income appreciator benefit, you may not later revoke it.

- The annuitant must be 75 or younger in order for you to elect the income appreciator benefit

- If you choose the income appreciator benefit, we will impose an annual charge equal to 0.25% of your contract value. See "What are the Expenses Associated with the Strategic Partners FlexElite Contract?" on page 44.

ACTIVATION OF THE INCOME APPRECIATOR BENEFIT

YOU CAN ACTIVATE THE INCOME APPRECIATOR BENEFIT AT ANY TIME AFTER IT HAS BEEN IN FORCE FOR SEVEN YEARS. To activate the income appreciator benefit, you must send us a written request in good order.

   Once activated, you can receive the income appreciator benefit:

    --   at annuitization as part of an annuity payment (IAB Option 1);

    -- during the accumulation phase through the IAB automatic withdrawal payment program (IAB Option 2); or

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CONTINUED
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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

    -- during the accumulation phase as an income appreciator benefit credit to your contract over a 10-year period (IAB Option 3).

   More information about IAB Option 1 appears below. For information about IAB Options 2 and 3, see "How Can I Access My Money?" on page 48.

   Income appreciator benefit payments are treated as earnings and may be subject to tax upon withdrawal. See "What are the Tax Considerations Associated with the Strategic Partners FlexElite Contract?" on page 51.


IF YOU DO NOT ACTIVATE THE BENEFIT PRIOR TO THE MAXIMUM ANNUITIZATION AGE YOU MAY LOSE ALL OR PART OF THE IAB.


CALCULATION OF INCOME APPRECIATOR BENEFIT AMOUNT

We will calculate the income appreciator benefit amount as of the date we receive your written request in good order (or, for IAB Option 1, on the annuity date). We do this by multiplying the current earnings in the contract by the applicable income appreciator benefit percentage based on the number of years the income appreciator benefit has been in force. For purposes of calculating the income appreciator benefit:

- earnings are calculated as the difference between the contract value and the sum of all purchase payments;

- earnings do not include (1) any amount added to the contract value as a result of the spousal continuance benefit (explained on page 40), or (2) if we were to permit you to elect the income appreciator benefit after the contract date, any earnings accrued under the contract prior to that election;

- withdrawals reduce earnings first, then purchase payments, on a dollar-for-dollar basis;

- the table below shows the income appreciator benefit percentages corresponding to the number of years the income appreciator benefit has been in force.

   NUMBER OF YEARS         INCOME
 INCOME APPRECIATOR     APPRECIATOR
       BENEFIT            BENEFIT
  HAS BEEN IN FORCE      PERCENTAGE
 ------------------     -----------
         0-6                 0%
         7-9                15%
        10-14               20%
         15+                25%


IAB OPTION 1 -- INCOME APPRECIATOR BENEFIT AT ANNUITIZATION


Under this option, if you choose to activate the income appreciator benefit at annuitization, we will calculate the income appreciator benefit amount on the annuity date and add it to the contract value for purposes of determining the adjusted contract value. You may apply the adjusted contract value to any annuity or settlement option over the lifetime of the annuitant, joint annuitants, or a period certain of at least 15 years (but not to exceed life expectancy).

UPON ANNUITIZATION, YOU MAY LOSE ALL OR A PORTION OF THE INCOME APPRECIATOR BENEFIT IF YOU CHOOSE AN ANNUITY SETTLEMENT OPTION OTHER THAN ANY LIFETIME PAYOUT OPTION OR PERIOD CERTAIN OPTION FOR AT LEAST 15 YEARS. IN SUCH INSTANCES, WE WOULD NOT REIMBURSE YOU FOR THE EXPENSES YOU HAD PAID US FOR THIS BENEFIT.

EFFECT OF INCOME APPRECIATOR BENEFIT ON GUARANTEED MINIMUM INCOME BENEFIT

If you exercise the guaranteed minimum income benefit feature and an income appreciator benefit amount remains payable under your contract, the value we use to calculate the annuity payout amount will be the greater of:

1. the adjusted contract value plus the remaining income appreciator benefit amount, calculated at current annuitization rates; or


2. the GMIB protected value plus the remaining income appreciator benefit amount, calculated


--------------------------------------------------------------------------------
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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9


   using the GMIB guaranteed annuity purchase rates shown in the contract.


If you exercise the guaranteed minimum income benefit feature and activate the income appreciator benefit at the same time, you must choose among the guaranteed minimum income benefit annuity payout options available at the time.

TERMINATING THE INCOME APPRECIATOR BENEFIT

The income appreciator benefit will terminate on the earliest of:

-  the date you make a total withdrawal from the contract;

- the date a death benefit is payable if the contract is not continued by the surviving spouse under the spousal continuance benefit;

- the date the income appreciator benefit amount is reduced to zero (generally ten years after activation) under IAB Options 2 and 3;

-  the date of annuitization; or

-  the date the contract terminates.

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                                                                              35
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                                                                         PART II
STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

        4:

WHAT IS THE

        DEATH BENEFIT?
--------------------------------------------------------------------------------

THE DEATH BENEFIT FEATURE PROTECTS THE VALUE OF THE CONTRACT FOR THE
BENEFICIARY.

BENEFICIARY

The beneficiary is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the contract is issued, unless you change it at a later date. Unless an irrevocable beneficiary has been named, during the accumulation period you can change the beneficiary at any time before the owner or last survivor, if there are spousal joint owners, dies.

CALCULATION OF THE DEATH BENEFIT

FOR CONTRACTS SOLD THE LATER OF MAY 1, 2003 OR UPON STATE APPROVAL, if the owner or joint owner dies during the accumulation phase, we will, upon receiving appropriate proof of death and any other needed documentation ("proof of death"), pay a death benefit to the beneficiary designated by the owner or joint owner. If there is a sole owner and there is only one beneficiary who is the owner's spouse, then the surviving spouse may continue the contract under the Spousal Continuance Benefit. If there are an owner and joint owner of the contract, and the owner's spouse is both the joint owner and the beneficiary, at the death of the first to die, the death benefit will be paid to the surviving owner, or the surviving owner may continue the contract under the Spousal Continuance Benefit.


   FOR ALL OTHER CONTRACTS, if the sole owner dies during the accumulation phase, we will, upon receiving appropriate proof of death, pay a death benefit to the beneficiary designated by the owner. If there is a sole owner and there is only one beneficiary who is the owner's spouse, then the surviving spouse may continue the contract under the Spousal Continuance Benefit. If the owner and joint owner are spouses we will pay this death benefit upon the death of the last surviving spouse who continues the contract as the sole owner. If the Contract has an owner and a joint owner and they are not spouses at the time one dies, we will pay the contract value and the contract will end. Joint ownership may not be allowed in your state.


   We require proof of death to be submitted promptly. The beneficiary will receive the greater of the following:

1) The current value of your contract (as of the time we receive appropriate proof of death). We impose no market value adjustment on contract value held within the market value adjustment option when a death benefit is paid.

2) Either the base death benefit, which equals the total invested purchase payments you have made proportionally reduced by any withdrawals, or, if you have chosen a guaranteed minimum death benefit, the "protected value" of that death benefit.

FOR CONTRACTS SOLD THE LATER OF MAY 1, 2003 OR UPON STATE APPROVAL, you may elect the base death benefit and the guaranteed minimum death benefit (GMDB) if you are age 85 or younger.

   FOR ALL OTHER CONTRACTS, you may elect the base death benefit if you are 85 or younger and you may elect a Guaranteed Minimum Death Benefit (GMDB) if you are 79 or younger.

GUARANTEED MINIMUM DEATH BENEFIT

GUARANTEED MINIMUM DEATH BENEFIT If you elect the GMDB feature, you must elect a GMDB protected value option. The GMDB protected value option can be equal to the GMDB roll-up, the GMDB step-up, or the greater of the GMDB roll-up and the GMDB step-up. The GMDB protected value is calculated daily.

GMDB ROLL-UP

CONTRACTS SOLD THE LATER OF MAY 1, 2003 OR UPON STATE APPROVAL.

   IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS LESS THAN AGE 80 ON THE CONTRACT DATE, the GMDB roll-up is equal to the invested purchase payments, increased daily at an effective annual interest rate of 5% starting on the date that each invested purchase payment is made. The GMDB roll-up will increase by subsequent invested purchase payments and reduce by the effect of withdrawals.

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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

   We stop increasing the GMDB roll-up by the effective annual interest rate on the later of:

- the contract anniversary coinciding with or next following the sole owner's or older owner's 80th birthday, or

-  the 5th contract anniversary.

However, the GMDB protected value will still increase by subsequent invested purchase payments and reduce by the effect of withdrawals.


   Withdrawals will first reduce the GMDB protected value on a dollar-for-dollar basis up to the first 5% of GMDB protected value calculated on the contract anniversary (on the contract date in the first contract year), then proportionally by any amounts exceeding the 5%. See "Effect of Withdrawals" section on page 32 for an explanation of proportional withdrawals and withdrawals on a dollar-for-dollar basis.


   IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS BETWEEN AGE 80 AND 85 ON THE CONTRACT DATE, the GMDB roll-up is equal to the invested purchase payments, increased daily at an effective annual interest rate of 3% starting on the date that each invested purchase payment is made. We will increase the GMDB roll-up by subsequent invested purchase payments and reduce it by the effect of withdrawals.

   We stop increasing the GMDB roll-up by the effective annual interest rate on the 5th contract anniversary. However we will continue to reduce the GMDB protected value by the effect of withdrawals.

   Withdrawals will first reduce the GMDB protected value on a dollar-for-dollar basis up to the first 3% of GMDB protected value calculated on the contract anniversary (on the contract date in the first contract year), then proportionally by any amounts exceeding the 3%.

ALL OTHER CONTRACTS

   The roll-up value equals the total of all invested purchase payments compounded daily at an effective annual rate of 5.0%, subject to a cap of 200% of all invested purchase payments. Both the roll-up value and the cap are reduced proportionally by withdrawals.

   We stop increasing the GMDB roll-up by the effective annual interest rate on the contract anniversary coinciding with or next following the sole owner's or older owner's 80th birthday.

   However, the GMDB protected value will still increase by subsequent invested purchase payments and reduce by the effect of withdrawals.

GMDB STEP-UP

CONTRACTS SOLD THE LATER OF MAY 1, 2003 OR UPON STATE APPROVAL.

   IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS LESS THAN AGE 80 ON THE CONTRACT DATE, the GMDB step-up before the first contract anniversary is the initial invested purchase payment increased by subsequent invested purchase payments, and proportionally reduced by the effect of withdrawals. The GMDB step-up on each contract anniversary will be the greater of the previous GMDB step-up and the contract value as of such contract anniversary. Between contract anniversaries, the GMDB step-up will increase by invested purchase payments and reduce proportionally by withdrawals.

   We stop increasing the GMDB step-up by any appreciation in the contract value on the later of:

- the contract anniversary coinciding with or next following the sole or older owner's 80th birthday, or

-  the 5th contract anniversary.

However we still increase the GMDB protected value by subsequent invested purchase payments and proportionally reduce it by withdrawals.

   IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS BETWEEN AGE 80 AND 85 ON THE CONTRACT DATE, the GMDB step-up before the third contract anniversary is the sum of invested purchase payments, reduced by the effect of withdrawals. On the third contract anniversary, we will adjust the GMDB step-up to the greater of the then current GMDB step-up or the contract value as of that contract anniversary. Thereafter we will only increase the GMDB protected value by subsequent invested purchase payments and proportionally reduce it by withdrawals.

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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

ALL OTHER CONTRACTS

The GMDB step-up before the first contract anniversary is the initial invested purchase payment increased by subsequent invested purchase payments and reduced by the effect of withdrawals.

The step-up value equals the highest value of the contract on any contract anniversary date--that is, on each contract anniversary, the new step-up value becomes the higher of the previous step-up value and the current contract value. Between anniversary dates, the step-up value is only increased by additional invested purchase payments and reduced proportionally by withdrawals.

   We stop increasing the GMDB step-up by any appreciation in the contract value on the contract anniversary coinciding with or next following the sole or older owner's 80th birthday.

   However we still increase the GMDB protected value by subsequent invested purchase payments and proportionally reduce it by withdrawals.


GREATER OF STEP-UP AND ROLL-UP GUARANTEED MINIMUM DEATH BENEFIT--Under this option, the protected value is equal to the greater of the step-up value and the roll-up value.



   If you have chosen the base death benefit and death occurs after age 80, the beneficiary will receive the base death benefit described above. If you have chosen the guaranteed minimum death benefit option and death occurs on or after age 80, the beneficiary will receive the greater of: 1) the current contract value as of the date that due proof of death is received, and 2) the protected value of that death benefit as of age 80, increased by subsequent invested purchase payments reduced proportionally by any subsequent withdrawals. For this purpose, an owner is deemed to reach age 80 on the contract anniversary on or following the owner's actual 80th birthday (or if there is a joint owner, the contract anniversary on or following the older owner's actual 80th birthday).



PROPORTIONAL REDUCTION EXAMPLE



The following is an example of a proportional reduction:



   The current contract value is $100,000 and the protected value is $80,000. The owner makes a withdrawal that reduces the contract value by 25% (including the effect of any withdrawal charges). The new protected value is $60,000, or 75% of what it was before the withdrawal.


PAYOUT OPTIONS

The beneficiary may, within 60 days of providing proof of death, choose to take the death benefit under one of several death benefit payout options listed below.

   The death benefit payout options are:

   CHOICE 1. Lump sum payment of the death benefit. If the beneficiary does not choose a payout option within sixty days, the beneficiary will receive this payout option.


   CHOICE 2. The payment of the entire death benefit within a period of 5 years from the date of death.


      The entire death benefit will include any increases or losses resulting from the performance of the variable or fixed interest rate options during this period. During this period the beneficiary may: reallocate the contract value among the variable, one-year fixed interest rate, or the market value adjustment options; name a beneficiary to receive any remaining death benefit in the event of the beneficiary's death; and make withdrawals from the contract value, in which case, any such withdrawals will not be subject to any withdrawal charges. However, the beneficiary may not make any purchase payments to the contract.

      During this 5 year period, we will continue to deduct from the death benefit proceeds the charges and costs that were associated with the features and benefits of the contract. Some of these features and benefits may not be available to the beneficiary, such as the GMIB, IAB and spousal continuance benefit.

   CHOICE 3. Payment of the death benefit under an annuity or annuity settlement option over the

--------------------------------------------------------------------------------
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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9


   lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within one year of the date of death.



   If the owner and joint owner are not spouses, any portion of the death benefit not applied under Choice 3 within one year of the date of death must be distributed within five years of that date of death.


   The tax consequences to the beneficiary vary among the three death benefit payout options. See "What are the Tax Considerations Associated with the Strategic Partners FlexElite Contract?" on page 51.

EARNINGS APPRECIATOR BENEFIT


The earnings appreciator benefit (EAB) is an optional, supplemental death benefit that provides a benefit payment upon the death of the sole owner or first to die of the owner or joint owner during the accumulation phase. Any earnings appreciator benefit payment we make will be in addition to any other death benefit payment we make under the contract. This feature may not be available in your state.


   The earnings appreciator benefit is designed to provide a beneficiary with additional funds when we pay a death benefit in order to defray the impact taxes may have on that payment. Because individual circumstances vary, you should consult with a qualified tax adviser to determine whether it would be appropriate for you to elect the earnings appreciator benefit.

   If you want the earnings appreciator benefit, you generally must elect it at the time you apply for the contract. If you elect the earnings appreciator benefit, you may not later revoke it.

   Upon our receipt of due proof of death in good order, we will determine an earnings appreciator benefit by multiplying the earnings appreciator benefit percentage below by the lesser of: (i) the then-existing amount of earnings under the contract, or (ii) an amount equal to 3 times the sum of all purchase payments previously made under the contract.

   For purposes of computing earnings and purchase payments under the earnings appreciator benefit, we calculate earnings as the difference between the contract value and the sum of all purchase payments. Withdrawals reduce earnings first, then purchase payments, on a dollar-for-dollar basis.

   EAB percentage:

-  40% if the owner is age 70 or younger on the date the application is signed.

- 25% if the owner is between ages 71 and 75 on the date the application is signed.

- FOR CONTRACTS SOLD THE LATER OF MAY 1, 2003 OR UPON STATE APPROVAL, 15% if the owner is between ages 76 and 79 on the date the application is signed.

If the contract is owned jointly, the age of the older of the owner or joint owner determines the EAB percentage.

   If the surviving spouse is continuing the contract in accordance with the spousal continuance benefit (See "Spousal Continuance Benefit" below), the following conditions apply:

- In calculating the earnings appreciator benefit, we will use the age of the surviving spouse at the time that the spousal continuance benefit is activated to determine the applicable EAB percentage.


- We will not allow the surviving spouse to continue the earnings appreciator benefit (or bear the charge associated with this benefit) if he or she is age 76 or older on the date that the spousal continuance benefit is activated. FOR CONTRACTS SOLD THE LATER OF MAY 1, 2003 OR UPON STATE APPROVAL, we will not allow the surviving spouse to continue the earnings appreciation benefit (or bear the charge associated with this benefit) if he or she is age 80 or older on the date the spousal continuance benefit is activated.


- If the earnings appreciator benefit is continued, we will calculate any applicable earnings appreciator benefit payable upon the surviving spouse's death by treating the contract value (as adjusted under the terms of the spousal continuance benefit) as the first purchase payment.

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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9


TERMINATING THE EARNINGS APPRECIATOR BENEFIT

The earnings appreciator benefit will terminate on the earliest of:

-  the date you make a total withdrawal from the contract,

- the date a death benefit is payable if the contract is not continued by the surviving spouse under the spousal continuance benefit,

-  the date the contract terminates, or

-  the date you annuitize the contract.

SPOUSAL CONTINUANCE BENEFIT

This benefit is available if, on the date we receive due proof of the owner's death, (1) there is only one owner of the contract and there is only one beneficiary who is the owner's spouse; or (2) FOR CONTRACTS SOLD THE LATER OF MAY 1, 2003 OR UPON STATE APPROVAL, there are an owner and joint owner of the contract, and the joint owner is the owner's spouse and the owner's beneficiary under the contract. In such cases, the surviving spouse, or annuitant if other than the surviving spouse, cannot be older than age 95 on that date, and the surviving spouse will become the new sole owner under the contract. Assuming the above conditions are present, the surviving spouse can elect the spousal continuance benefit, but must do so no later than 60 days after furnishing due proof of the owner's death in good order.

   Upon activation of the spousal continuance benefit, the contract value is adjusted to equal the amount of the death benefit to which the surviving spouse would have been entitled. This contract value will serve as the basis for calculating any death benefit payable upon the death of the surviving spouse. We will allocate any increase in the adjusted contract value among the variable, fixed interest rate and market value adjustment options in the same proportions that existed immediately prior to the spousal continuance adjustment. We will waive the $1,000 minimum requirement for the market value adjustment option.


   Under the spousal continuance benefit, we waive any potential withdrawal charges applicable to purchase payments made prior to activation of the spousal continuance benefit. In addition, the contract value allocated to the market value adjustment option will remain subject to a potential market value adjustment.


   IF YOU ELECTED THE BASE DEATH BENEFIT, then upon activation of the spousal continuance benefit, we will adjust the contract value to equal the greater of:

-  the contract value, or

-  the sum of all invested purchase payments (adjusted for withdrawals),

plus the amount of any applicable earnings appreciator benefit.

   If you elected the guaranteed minimum death benefit with the GMDB roll-up, we will adjust the contract value to equal the greater of:

-  the contract value, or

-  the GMDB roll-up,

plus the amount of any applicable earnings appreciator benefit.


   IF YOU HAVE ELECTED THE GUARANTEED MINIMUM DEATH BENEFIT WITH THE GMDB STEP-UP, we will adjust the contract value to equal the greater of:


-  the contract value, or

-  the GMDB step-up,

plus the amount of any applicable earnings appreciator benefit.

   IF YOU HAVE ELECTED THE GUARANTEED MINIMUM DEATH BENEFIT WITH THE GREATER OF THE GMDB ROLL-UP AND GMDB STEP-UP, we will adjust the contract value to equal the greatest of:

-  the contract value,

-  the GMDB roll-up, or

-  the GMDB step-up,

plus the amount of any applicable earnings appreciator benefit.

   After we have made the adjustment to contract value set out immediately above, we will continue to compute the GMDB roll-up and the GMDB step-up under the surviving spousal owner's contract, and will do so in accordance with the preceding paragraphs.

   If the contract is being continued by the surviving spouse, the attained age of the surviving spouse will be the basis used in determining the death benefit payable

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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9


under the guaranteed minimum death benefit provisions of the contract.

   FOR CONTRACTS SOLD THE LATER OF MAY 1, 2003 OR UPON STATE APPROVAL, IF YOU ELECTED THE GUARANTEED MINIMUM INCOME BENEFIT, it will be continued for the surviving spousal owner. All provisions of the guaranteed minimum income benefit (i.e., waiting period, GMIB roll-up cap, etc.) will remain the same as on the date of the owner's death. See "Guaranteed Minimum Income Benefit" page 31. If the GMIB reset feature was never exercised, the surviving spousal owner can exercise the GMIB reset feature twice. If the original owner had previously exercised the GMIB reset feature once, the surviving spousal owner can exercise the GMIB reset once. However the surviving spouse (or new annuitant designated by the surviving spouse) must be under 76 years of age at the time of reset. If the original owner had previously exercised the GMIB reset feature twice, the surviving spousal owner may not exercise the GMIB reset at all. If the attained age of the surviving spouse at activation of the spousal continuance benefit, when added to the remainder of the GMIB waiting period to be satisfied, would preclude the surviving spouse from utilizing the guaranteed minimum income benefit, we will revoke the guaranteed minimum income benefit under the contract at that time and we will no longer charge for that benefit.

   FOR CONTRACTS SOLD THE LATER OF MAY 1, 2003 OR UPON STATE APPROVAL, IF YOU ELECTED THE INCOME APPRECIATOR BENEFIT, on the owner's death, the income appreciator benefit will end unless the contract is continued by the owner's surviving spouse under the spousal continuance benefit. See "Spousal Continuance Benefit" page 40. If the contract is continued by the surviving spouse, we will continue to pay the balance of any income appreciator benefit payments over the remainder of the 10-year payment period, or until the surviving spouse attains age 95, whichever occurs first.

   If the income appreciator benefit has not been in force for 7 contract years, the surviving spouse may not activate the benefit until it has been in force for 7 contract years. If the attained age of the surviving spouse at activation of the spousal continuation benefit, when added to the remainder of the IAB waiting period to be satisfied, would preclude the surviving spouse from utilizing the income appreciator benefit, we will revoke the income appreciator benefit under the contract at that time and we will no longer charge for that benefit. If the income appreciator benefit has been in force for 7 contract years, but the benefit has not been activated, the surviving spouse may activate the benefit at any time after the contract has been continued. If the income appreciator benefit is activated after the contract is continued by the surviving spouse, the income appreciator benefit calculation will exclude any amount added to the contract at the time of spousal continuance resulting from any death benefit value exceeding the contract value.

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

        5:

HOW CAN I PURCHASE A STRATEGIC PARTNERS

        FLEXELITE CONTRACT?
--------------------------------------------------------------------------------

PURCHASE PAYMENTS


A purchase payment is the amount of money you give us to purchase the contract. The minimum purchase payment is $10,000. With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $500 at any time during the accumulation phase. However, we impose a minimum of $100 with respect to additional purchase payments made through electronic fund transfers.



   You may purchase this contract only if the oldest of the owner, joint owner, or annuitant is age 85 or younger. Certain age limits apply to certain features and benefits described herein. No subsequent purchase payments may be made after the earliest of the 86th birthday of:


-  the owner;

-  joint owner; or

-  the annuitant.

   We have established an aggregate maximum purchase payment limit of $20 million, and we limit the maximum total purchase payments per contract in any contract year, other than the first, to $2 million. You must obtain our approval prior to submitting a purchase payment of $5 million or greater within the first contract year, or greater than $2 million for subsequent purchase payments. Depending on the applicable state law, other limits may apply.

ALLOCATION OF PURCHASE PAYMENTS


When you purchase a contract, we will allocate your purchase payment among the variable investment options, fixed interest rate options, or the market value adjustment option based on the percentages you choose. The percentage of your allocation to a specific investment option can range in whole percentages from 0% to 100%. You must allocate at least $1,000 to any guarantee period under the market value adjustment option. If, after the initial invested purchase payment, we receive a purchase payment without allocation instructions, we will allocate the corresponding invested purchase payment in the same proportion as your most recent purchase payment (unless you directed us to allocate that purchase payment on a one-time-only basis).


   You may submit an allocation change request at any time. Contact the Prudential Annuity Service Center for details.

   We generally will credit the initial purchase payment to your contract within two business days from the day on which the payment is received at the Prudential Annuity Service Center, if we receive the application in good order. If the initial purchase payment and application are not received in good order, we will take up to five business days to try to complete the application. If the application cannot be completed within that five business day period, we will return your payment to you (unless you consent to our retention of it). We credit subsequent payments on the business day on which they are received in good order at the Prudential Annuity Service Center. Our business day ends when the New York Stock Exchange closes, usually at 4:00 p.m. Eastern time.

CALCULATING CONTRACT VALUE

The value of your contract will go up or down depending on the investment performance of the variable investment option(s) you choose. To determine the value of your contract allocated to the variable investment option(s), we use a unit of measure called an accumulation unit. An accumulation unit works like a share of a mutual fund.

   Every day we determine the value of an accumulation unit for each of the variable investment options. We do this by:

1) adding up the total amount of money allocated to a specific investment option;

2) subtracting from that amount insurance charges and any other applicable charges such as for taxes; and

3) dividing this amount by the number of outstanding accumulation units.

   When you make a purchase payment, we credit your contract with accumulation units of the subaccount or subaccounts selected. The number of accumulation units credited to your contract is determined by dividing the amount of the purchase payment allocated to an

--------------------------------------------------------------------------------
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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9


investment option by the unit price of the accumulation unit for that investment option. We calculate the unit price for each investment option after the New York Stock Exchange closes each day and then credit your contract. The value of the accumulation units can increase, decrease, or remain the same from day to day.

   We cannot guarantee that your contract value will increase or that it will not fall below the amount of your total purchase payments.

   We reserve the right to terminate the contract, and pay the contract value to you, in either of the following scenarios: (i) if immediately prior to the annuity date, the contract value is less than $2000, or if the contract would provide annuity payments of less than $20 per month and (ii) if during the accumulation period, no purchase payment has been received during the immediately preceding two contract years and each of the following is less than $2000: (a) the total purchase payments (less withdrawals) made prior to such period, and (b) the current contract value.

CREDIT ELECTION

We will notify you of your option to make a credit election thirty days before your 3rd and 6th contract anniversaries. If you make a credit election, we will add to your contract value a credit amount of at least 0.5% of the contract value as of the applicable contract anniversary. Currently, we will add a credit amount of 1% of the contract value as of the applicable contract anniversary. The credit will be allocated to the variable investment and fixed interest rate options in the same proportion as the contract value on the contract anniversary. We must receive your credit election in good order by your contract anniversary in order to add the credit to your contract value. This option is not available if the annuitant or co-annuitant is 81 or older on the contract date, the contract is continued under the Spousal Continuance Benefit, or you previously elected not to take the credit.

   After you make a credit election, amounts you withdraw will be subject to the following credit election withdrawal charges depending upon the number of contract years since your credit election:

CONTRACT YEARS        CREDIT ELECTION
 SINCE CREDIT            WITHDRAWAL
   ELECTION                CHARGE
--------------------------------------
      0                      7%
      1                      7%
      2                      7%
      3                      0%


   These charges may be lower in certain states.


   The credit election withdrawal charges are determined and applied in the same manner as the withdrawal charges described on page 44. Credits and related earnings are treated as earnings under the contract.


   We recoup the cost of the credit by assessing higher charges. If you make a withdrawal during the credit election withdrawal charge period you may be in a worse position than if you had declined the credit. This credit option may not be available in your state.


--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

        6:
WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC

        PARTNERS FLEXELITE CONTRACT?
--------------------------------------------------------------------------------

THERE ARE CHARGES AND OTHER EXPENSES ASSOCIATED WITH THE CONTRACT THAT REDUCE THE RETURN ON YOUR INVESTMENT. THESE CHARGES AND EXPENSES ARE DESCRIBED BELOW.

INSURANCE AND ADMINISTRATIVE CHARGE

Each day, we make a deduction for the insurance and administrative charge. The insurance and administrative charge covers our expenses for mortality and expense risk, administration, marketing and distribution. If you choose a GMDB option, the insurance and administrative charge also includes a charge to cover our assumption of the associated risk. The mortality risk portion of the charge is for assuming the risk that the annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. The expense risk portion of the charge is for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the contract. The administrative expense portion of the charge is for the expenses associated with the administration of the contract. This would include preparing and issuing the contract; establishing and maintaining contract records; preparation of confirmations and annual reports; personnel costs; legal and accounting fees; filing fees; and systems costs. The GMDB risk portion of the charge, if applicable, covers our assumption of the risk that the protected value of the contract will be larger than the base death benefit if the contract owner dies during the accumulation phase.

   We calculate the insurance and administrative charge based on the average daily value of all assets allocated to the variable investment options. These charges are not assessed against amounts allocated to the fixed interest rate options. The amount of the charge depends on the death benefit option that you choose. The charge on an annual basis is equal to 1.65% if you choose the base death benefit, 1.90% if you choose either the roll-up or step-up GMDB option, and 2.00% if you choose the greater of the roll-up or step-up GMDB option. THE CHARGES DESCRIBED ABOVE APPLY TO CONTRACTS SOLD THE LATER OF MAY 1, 2003 OR UPON STATE APPROVAL. For all other contracts, these charges are 1.60%, 1.80%, and 1.90%, respectively.

   If the charges under the contract are not sufficient, then we will bear the loss. We do, however, expect to profit from this charge. The insurance risk charge for your contract cannot be increased. Any profits made from this charge may be used by us to pay for the costs of distributing the contracts.

WITHDRAWAL CHARGE


A withdrawal charge may apply if you make a full or partial withdrawal within three years of the contract date. The withdrawal charge may also apply if you begin the income phase during these periods, depending upon the annuity option you choose. As described on page 43, when you make a credit election, a 7% withdrawal charge will be applied to amounts withdrawn for the three contract years following the credit election.


   The withdrawal charge is a percentage, shown below, of the amount withdrawn.

FULL CONTRACT YEARS        WITHDRAWAL CHARGE
--------------------------------------------
         0                         7%
         1                         7%
         2                         7%
         3                         0%


   In certain states reduced withdrawal charges may apply for certain ages if a credit election is made.



   If a withdrawal is effective on the day before a contract anniversary, the withdrawal charge percentage as of the next following contract anniversary will apply.


   If you request a withdrawal, we will:

   - deduct an amount from the contract value that is sufficient to pay the withdrawal charge, and

   -  provide you with the amount requested.

   If you request a full withdrawal, we will provide you with the full amount of the contract value after making deductions for charges.

   Each contract year, you may withdraw a specified amount of your contract value without incurring a

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9


withdrawal charge. We determine the "charge-free amount" available to you in a given contract year on the contract anniversary that begins that year. The charge-free amount in a given contract year is equal to 10% of the sum of all purchase payments that you have made as of the applicable contract anniversary. During the first contract year, the charge-free amount is equal to 10% of the initial purchase payment.

   When you make a withdrawal, we will deduct the amount of the withdrawal first from the available charge-free amount. Any excess amount will then be deducted from purchase payments in excess of the charge-free amount and subject to applicable withdrawal charges. Once you have withdrawn all purchase payments, additional withdrawals will come from any earnings. We do not impose withdrawal charges on earnings.


   If a withdrawal is taken from a market value adjustment guarantee period prior to the expiration of the rate guarantee period, we will make a market value adjustment to the withdrawal amount, including the withdrawal charge. A hypothetical example follows:



Owner requests a net withdrawal of $1,000 from the market value adjustment "MVA" option, subject to a 5% withdrawal charge:



Amount in MVA guarantee
  period prior to
  withdrawal:
                                  $3,000

Withdrawal, including a 5%
  withdrawal charge:
                                  1,000/(1- 0.05) = $1,053

Withdrawal and withdrawal
  charge amount assuming a
  negative MVA:
                                  $1,053/[1- 0.014 (MVA)] =
                                  $1,068

Amount in MVA guarantee
  period:
                                  $3,000
                              -
                                  $1,068
                                  -------------------------------
                                  $1,932 = Amount remaining in
                                           MVA guarantee period
                                           after taking
                                           withdrawal

Owner receives:                   $1,000

Withdrawal charge:            =   $53

MVA adjustment:               =   $15



WAIVER OF WITHDRAWAL CHARGE FOR CRITICAL CARE


Except as restricted by applicable state law, we will waive all withdrawal charges and any market value adjustment upon receipt of proof that the owner or a joint owner is terminally ill, or has been confined to an eligible nursing home or eligible hospital continuously for at least three months after the contract date. We will also waive the contract maintenance charge if you surrender your contract in accordance with the above noted conditions. This waiver is not available if the owner has assigned ownership of the contract to someone else.

EARNINGS APPRECIATOR CHARGE

We will impose an additional charge if you choose the Earnings Appreciator supplemental death benefit. The charge for this benefit is based on an annual rate of 0.30% of your contract value.

   We calculate the charge on each of the following events:

   -  each contract anniversary,

   -  on the annuity date,

   - upon death of the sole or first to die of the owner or joint owner prior to the annuity date,

   -  upon a full or partial withdrawal, and

   -  upon a subsequent purchase payment.

   The fee is based on the contract value at time of calculation and is pro-rated based on the portion of the contract year since the date that the earnings appreciator benefit charge was last calculated.

   Although the earnings appreciator benefit charge may be calculated more often, it is deducted only:

   -  on each contract anniversary,

   -  on the annuity date,

   - upon death of the sole owner or first to die of the owner or joint owner prior to the annuity date,

   -  upon a full withdrawal, and

   - upon a partial withdrawal if the contract value remaining after the partial withdrawal is not enough to cover the then applicable earnings appreciator benefit charge.

   We withdraw this charge from each investment option (including each guarantee period) in the same

--------------------------------------------------------------------------------

        6:
WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC PARTNERS FLEXELITE CONTRACT? CONTINUED
--------------------------------------------------------------------------------
PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

proportion that the amount allocated to the investment option bears to the total contract value. Upon a full withdrawal or if the contract value remaining after a partial withdrawal is not enough to cover the then-applicable earnings appreciator benefit charge, we will deduct the charge from the amount we pay you. We will deem the payment of the earnings appreciator benefit charge as made from earnings for purposes of calculating other charges.

   As noted above, the charge is calculated and deducted at least once a year on the contract anniversary. In the future, we may calculate and deduct this fee more frequently, such as quarterly.

CONTRACT MAINTENANCE CHARGE

On each contract anniversary during the accumulation phase, if your contract value is less than $100,000, we will deduct the lesser of $50 or 2% of your contract value, for administrative expenses. (This fee may differ in certain states). While this is what we currently charge, we may increase this charge up to a maximum of $60. Also, we may raise the level of the contract value at which we waive this fee. The charge will be deducted proportionately from each of the contract's variable investment options, fixed interest rate options, and guarantee periods within the market value adjustment option. This same charge will also be deducted when you surrender your contract if your contract value is less than $100,000.

GUARANTEED MINIMUM INCOME BENEFIT CHARGE

We will impose an additional charge if you choose the guaranteed minimum income benefit. This is an annual charge equal to 0.45% of the GMIB protected value of your contract, which we deduct from your contract value on each of the following events:

-  each contract anniversary,

-  when you begin the income phase of the contract,


-  upon a full withdrawal, and


- upon a partial withdrawal if the remaining contract value would not be enough to cover the then applicable guaranteed minimum income benefit charge.

   If we impose this fee other than on a contract anniversary, then we will pro-rate it based on the portion of the contract year for which the guaranteed minimum income benefit was in effect. We withdraw the fee from each investment option in the same proportion that your contract value is allocated to that investment option. Upon a full withdrawal or if the contract value remaining after a partial withdrawal is not enough to cover the applicable guaranteed minimum income benefit charge, we will deduct the charge from the amount we pay you.

   In some states, we may calculate the charge for the guaranteed minimum income benefit in a different manner, but that charge will not exceed 0.45% of the GMIB protected value.


   We will not impose the guaranteed minimum income benefit charge after the income phase begins, or after you choose your GMIB payout option.


INCOME APPRECIATOR BENEFIT CHARGE

We will impose an additional charge if you choose the income appreciator benefit. This is an annual charge equal to 0.25% of your contract value. The income appreciator benefit charge is calculated:

   -  on each contract anniversary,

   -  on the annuity date,

   - upon the death of the sole owner or first to die of the owner or joint owner prior to the annuity date,

   -  upon a full or partial withdrawal, and

   -  upon a subsequent purchase payment.

   The fee is based on the contract value at the time of the calculation, and is prorated based on the portion of the contract year since the date that the income appreciator benefit charge was last calculated.

   Although the income appreciator benefit charge may be calculated more often, it is deducted only:

   -  on each contract anniversary,

   -  on the annuity date,

   - upon the death of the sole owner or first to die of the owner or joint owners prior to the annuity date,

--------------------------------------------------------------------------------
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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9


   -  upon a full withdrawal, and

   - upon a partial withdrawal if the contract value remaining after such partial withdrawal is not enough to cover the then-applicable income appreciator benefit charge.

   We reserve the right to calculate and deduct the fee more frequently than annually, such as quarterly.

   The income appreciator benefit charge is deducted from each investment option in the same proportion that the amount allocated to the investment option bears to the total contract value. Upon a full withdrawal, or if the contract value remaining after a partial withdrawal is not enough to cover the then-applicable income appreciator benefit charge, the charge is deducted from the amount paid. The payment of the income appreciator benefit charge will be deemed to be made from earnings for purposes of calculating other charges.

   We no longer assess this charge upon election of IAB Option 1, the completion of IAB Option 2 or 3, and upon annuitization.

TAXES ATTRIBUTABLE TO PREMIUM


There are federal, state and local premium based taxes applicable to your purchase payment. We are responsible for the payment of these taxes and may make a deduction from the value of the contract to pay some or all of these taxes. Some of these taxes are due when the contract is issued, others are due when the annuity payments begin. It is our current practice not to deduct a charge for state premium taxes until annuity payments begin. In the states that impose a premium tax, the current rates range up to 3.5%. It is also our current practice not to deduct a charge for the tax associated with federal deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the contract owner in the future for any such tax associated with deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.


TRANSFER FEE

You can make 12 free transfers every contract year. We measure a contract year from the date we issue your contract (contract date). If you make more than 12 transfers in a contract year (excluding Dollar Cost Averaging and Auto-Rebalancing), we will deduct a transfer fee of $10 for each additional transfer. We have the right to increase this fee up to a maximum of $30 per transfer, but we have no current intention of doing so. We will deduct the transfer fee pro-rata from the investment options from which the transfer is made.

COMPANY TAXES

We will pay the taxes on the earnings of the separate account. We are not currently charging the separate account for taxes. We will periodically review the issue of charging the separate account for these taxes and may impose a charge in the future.


UNDERLYING MUTUAL FUND FEES



When you allocate a purchase payment or a transfer to the variable investment options, we in turn invest in shares of a corresponding mutual fund. Those funds charge fees that are in addition to the contract-related fees described in this section. For 2002, the fees of these funds ranged on an annual basis from 0.37% to 1.30% of fund assets (these fees reflect the effect of expense reimbursements or waivers, which may terminate at any time). For additional information about these fund fees, please consult the prospectuses for the funds, which are attached to this prospectus.


--------------------------------------------------------------------------------

        7:

HOW CAN I

        ACCESS MY MONEY?
--------------------------------------------------------------------------------
PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

YOU CAN ACCESS YOUR MONEY BY:

- MAKING A WITHDRAWAL (EITHER PARTIAL OR COMPLETE); OR

- ELECTING TO RECEIVE ANNUITY PAYMENTS DURING THE INCOME PHASE.

WITHDRAWALS DURING THE ACCUMULATION PHASE

When you make a complete withdrawal, you will receive the value of your contract minus the applicable charges and fees. We will calculate the value of your contract and charges, if any, as of the date we receive your request in good order at the Prudential Annuity Service Center.

   Unless you tell us otherwise, any partial withdrawal and related withdrawal charges will be made proportionately from all of the variable investment and any available fixed interest rate options you have selected. The minimum amount which may be withdrawn is $250. If you request a withdrawal that would reduce your total contract fund below the minimum $2,000, we will withdraw the maximum amount that will not reduce the total contract fund below that amount.

   With respect to the variable investment options, we will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a withdrawal request in good order. We will deduct applicable charges, if any, from the assets in your contract.

   With respect to the market value adjustment option, you may specify the guarantee period from which you would like to make a withdrawal. If you indicate that the withdrawal is to originate from the market value adjustment option, but you do not specify which guarantee period is to be involved, then we will take the withdrawal from the guarantee period that has the least time remaining until its maturity date. If you indicate that you wish to make a withdrawal, but do not specify the investment options to be involved, then we will take the withdrawal from your contract value on a pro rata basis from each investment option that you have. In that situation, we will aggregate the contract value in each of the guarantee periods that you have within the market value adjustment option for purposes of making that pro rata calculation. The portion of the withdrawal associated with the market value adjustment option then will be taken from the guarantee periods with the least amount of time remaining until the maturity date, irrespective of the original length of the guarantee period. You should be aware that a withdrawal may avoid a withdrawal charge based on the charge-free amount that we allow, yet still be subject to a market value adjustment.


   INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS ALSO MAY APPLY TO ANY WITHDRAWAL. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 8 OF THIS PROSPECTUS.


AUTOMATED WITHDRAWALS

We offer an Automated Withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual or annual intervals. We will process your withdrawals at the end of the business day at the intervals you specify. We will continue at these intervals until you tell us otherwise. You can make withdrawals from any designated investment option or proportionally from all investment options (other than a guarantee period within the market value adjustment option). The minimum automated withdrawal amount you can make is $100.


   INCOME TAXES, TAX PENALTIES, WITHDRAWAL CHARGES, AND CERTAIN RESTRICTIONS MAY APPLY TO AUTOMATED WITHDRAWALS. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 8 OF THIS PROSPECTUS.


INCOME APPRECIATOR BENEFIT OPTIONS DURING THE ACCUMULATION PHASE

The income appreciator benefit (or "IAB") is discussed on page 33. As mentioned there, you may choose IAB Option 1 at annuitization, but you may instead choose IAB Options 2 or 3 during the accumulation phase of your contract. Income appreciator benefit payments under IAB Options 2 and 3 will begin on the same day of the month as the contract date, beginning with the next month following our receipt of your request in good

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

order. Under IAB Options 2 and 3, you can choose to have the income appreciator benefit amounts paid or credited monthly, quarterly, semi-annually, or annually.

   IAB OPTIONS 2 AND 3 INVOLVE A TEN-YEAR PAYMENT PERIOD. IF THE 10-YEAR PAYMENT PERIOD WOULD END AFTER THE ANNUITY DATE AND YOU CHOOSE AN ANNUITY SETTLEMENT OPTION OTHER THAN ANY LIFETIME PAYOUT OPTION OR PERIOD CERTAIN OPTION OF AT LEAST 15 YEARS OR YOU MAKE A FULL WITHDRAWAL, YOU MAY LOSE ALL OR ANY REMAINING PORTION OF THE INCOME APPRECIATOR BENEFIT. IN SUCH INSTANCES, WE WOULD NOT REIMBURSE YOU FOR THE EXPENSES YOU HAD PAID US FOR THIS BENEFIT.

IAB OPTION 2 -- INCOME APPRECIATOR BENEFIT AUTOMATIC WITHDRAWAL PAYMENT PROGRAM

Under this option, you elect to receive the income appreciator benefit during the accumulation phase. When you activate the benefit, a 10-year income appreciator benefit automatic withdrawal payment program begins. We will pay you the income appreciator benefit amount in equal installments over a 10-year payment period. You may combine this income appreciator benefit amount with an automated withdrawal amount from your contract value, in which case each combined payment must be at least $100.

   The maximum automated withdrawal payment amount that you may receive from your contract value under this income appreciator benefit program in any contract year during the 10-year period may not exceed 10% of the contract value as of the date you activate the income appreciator benefit.

   Once we calculate the income appreciator benefit, the amount will not be affected by changes in contract value due to the investment performance of any allocation option. Withdrawal charges may apply to automatic withdrawal payment amounts, but not income appreciator benefit amounts, of the income appreciator benefit program payments.

   After the ten-year payment period has ended, if the remaining contract value is $2,000 or more, the contract will continue. If the remaining contract value is less than $2,000 after the end of the 10-year payment period, we will pay you the remaining contract value and the contract will terminate. If the contract value falls below the minimum amount required to keep the contract in force due solely to investment results before the end of the 10-year payment period, we will continue to pay the income appreciator benefit amount for the remainder of the 10-year payment period.

DISCONTINUING THE INCOME APPRECIATOR BENEFIT AUTOMATIC WITHDRAWAL PAYMENT PROGRAM UNDER IAB OPTION 2

You may discontinue the income appreciator benefit payment program under IAB Option 2 and activate IAB Option 3 at any time after payments have begun and before the last payment is made. We will add the remaining income appreciator benefit amount to the contract value at the same frequency as your initial election until the end of the 10-year payment period. We will treat any income appreciator benefit amount added to the contract value as additional earnings. Unless you direct us otherwise, we will allocate these additions to the variable, fixed interest rate, or market value adjustment options in the same proportions as your most recent purchase payment allocation percentages.

   You may discontinue the income appreciator benefit payment program under IAB Option 2 before the last payment is made and elect an annuity or settlement option. We will add the balance of the income appreciator benefit amount for the 10-year payment period to the contract value in a lump sum before determining the adjusted contract value. The adjusted contract value may be applied to any annuity or settlement option that is paid over the lifetime of the annuitant, joint annuitants, or a period certain of at least 15 years (but not to exceed life expectancy).

IAB OPTION 3 -- INCOME APPRECIATOR BENEFIT CREDIT TO CONTRACT VALUE

Under this option, you can activate the income appreciator benefit and receive the benefit as credits to your contract value over a 10-year payment period. We will allocate these income appreciator benefit credits to the variable investment options, the fixed interest rate option, or the market value adjustment option in the

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same manner as your current allocation, unless you direct us otherwise. We will waive the $1,000 minimum requirement for the market value adjustment option. We will calculate the income appreciator benefit amount on the date we receive your written request in good order. Once we have calculated the income appreciator benefit, the income appreciator benefit credit will not be affected by changes in contract value due to the investment performance of any allocation option.


   Before we add the last income appreciator benefit credit to your contract value, you may switch to IAB Option 2 and receive the remainder of the income appreciator benefit as payments to you (instead of credits to the contract value) under the income appreciator benefit program for the remainder of the 10-year payment period.

   You can also request that any remaining payments in the 10-year payment period be applied to an annuity or settlement option that is paid over the lifetime of the annuitants, joint annuitants, or a period certain of at least 15 years (but not to exceed life expectancy).

EXCESS WITHDRAWALS

   During the 10-year period under IAB options 2 or 3, an "excess withdrawal" occurs when any amount is withdrawn from your contract value in a contract year that exceeds the sum of (1) 10% of the contract value as of the date the income appreciator benefit was activated plus (2) earnings since the income appreciator benefit was activated, that have not been previously withdrawn.

   We will deduct the excess withdrawal on a proportional basis from the remaining income appreciator benefit amount. We will then calculate and apply a new reduced income appreciator benefit amount.

   Withdrawals you make in a contract year that do not exceed the sum of (1) 10% of the contract value as of the date the income appreciator benefit was activated plus (2) earnings since the income appreciator benefit was activated, that have not been previously withdrawn, do not reduce the remaining income appreciator benefit amount.

EFFECT OF TOTAL WITHDRAWAL ON INCOME APPRECIATOR BENEFIT

We will not make income appreciator benefit payments after the date you make a total withdrawal of the contract surrender value.

SUSPENSION OF PAYMENTS OR TRANSFERS

We may be required to suspend or postpone payments made in connection with withdrawals or transfers from a variable investment option for any period when:

- The New York Stock Exchange is closed (other than customary weekend and holiday closings);

-  Trading on the New York Stock Exchange is restricted;

- An emergency exists, as determined by the SEC, during which sales and redemptions of shares of the mutual funds are not feasible or we cannot reasonably value the accumulation units; or

- The SEC, by order, permits suspension or postponement of payments for the protection of owners.

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        PARTNERS FLEXELITE CONTRACT?
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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

The tax considerations associated with the Strategic Partners FlexElite contract vary depending on whether the contract is (i) owned by an individual and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. A qualified tax adviser should be consulted for complete information and advice.

CONTRACTS OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED RETIREMENT
PLANS)

TAXES PAYABLE BY YOU

We believe the contract is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract.

   Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

   If the Internal Revenue Service (IRS) determines that the deductions for one or more benefits under the contract, including without limitation the Earnings Appreciator benefit and Guaranteed Minimum Death Benefit, are taxable withdrawals, then the owner may revoke the affected benefit(s) within 90 days after notice from us.

TAXES ON WITHDRAWALS AND SURRENDER

If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else.

   If you assign or pledge all or part of your contract as collateral for a loan, the part assigned will be treated as a withdrawal. Also, if you elect the interest payment option, that election will be treated, for tax purposes, as surrendering your contract.

   If you transfer your contract for less than full consideration, such as by gift, you will trigger tax on the gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

   It is our position that the Guaranteed Minimum Death Benefit option, "the supplemental death benefit option," and other contract benefits are an integral part of the annuity contract and accordingly that the charges made against the annuity contract's cash value for the option should not be treated as distributions subject to income tax. It is possible, however, that the IRS could take the position that such charges should be treated as distributions.

TAXES ON ANNUITY PAYMENTS

A portion of each annuity payment you receive will be treated as a partial return of your purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract.

   After the full amount of your purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

TAX PENALTY ON WITHDRAWALS AND ANNUITY PAYMENTS

Any taxable amount you receive under your contract may be subject to a 10 % tax penalty. Amounts are not subject to this tax penalty if:

-  the amount is paid on or after you reach age 59 1/2 or die;

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-  the amount received is attributable to your becoming disabled;

- the amount paid or received is in the form of level annuity payments paid or received not less frequently than annually under a lifetime annuity; and

- the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

If you modify the lifetime annuity payment stream (other than as a result of death or disability) before you reach age 59 1/2 (or before the end of the five year period beginning with the first payment and ending after you reach age
59 1/2), your tax for the year of modification will be increased by the penalty tax that would have been imposed without the exception, plus interest for the deferral.

TAXES PAYABLE BY BENEFICIARIES

All the death benefit options are subject to income tax to the extent the distribution exceeds the adjusted basis in the contract and the full value of the death benefit is included in the owner's estate.

   Generally, the same tax rules apply to amounts received by your beneficiary as those set forth above with respect to you. The election of an annuity payment option instead of a lump sum death benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below.

REPORTING AND WITHHOLDING DISTRIBUTIONS

Taxable amounts distributed from your annuity contracts are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with three exemptions. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.

   State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the CONTRACTS HELD BY TAX FAVORED PLANS section for withholding rules for tax favored plans (for example, an IRA).

   Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

ANNUITY QUALIFICATION

   Diversification and Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the contract must be an annuity contract for tax purposes. This means that the assets underlying the annuity contract must be diversified, according to certain rules. It also means that we, and not you as the contract-owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. We believe these rules, which are further discussed in the SAI, will be met.

   Required Distributions Upon Your Death. Upon your death (or the death of a joint owner, if earlier), certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.

   If you die on or after the annuity date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

   If you die before the annuity date, the entire interest in the contract must be distributed within 5 years after the date of death. However, if an annuity payment option is selected by your designated beneficiary and if

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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

annuity payments begin within 1 year of your death, the value of the contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. Your designated beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect an annuity payment option based on life expectancy or a period exceeding five years.

   If any portion of the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.

   Changes in the Contract. We reserve the right to make any changes we deem necessary to assure that the contract qualifies as an annuity contract for tax purposes. Any such changes will apply to all contractowners and you will be given notice to the extent feasible under the circumstances.

ADDITIONAL INFORMATION

You should refer to the SAI if:

- The contract is held by a corporation or other entity instead of by an individual or as agent for an individual.

- Your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982.

- You transfer your contract to, or designate, a beneficiary who is either 37 1/2 years younger than you or a grandchild.

CONTRACTS HELD BY TAX FAVORED PLANS

The following discussion covers annuity contracts held under tax-favored retirement plans.

   Currently, the contract may be purchased for use in connection with individual retirement accounts and annuities ("IRAs") which are subject to Sections 408(a), 408(b) and 408A of the Internal Revenue Code of 1986, as amended (Code). At some future time we may allow the contract to be purchased in connection with other retirement arrangements which are also entitled to favorable federal income tax treatment ("tax favored plans"). These other tax favored plans include:

   Simplified employee pension plans ("SEPs") under Section 408(k) of the Code; Saving incentive match plans for employees-IRAs ("SIMPLE-IRAs") under Section 408(p) of the Code; and Tax-deferred annuities ("TDAs") under Section 403(b) of the Code. This description assumes that (i) we will be offering this to both IRA and non-IRA tax favored plans, and (ii) you have satisfied the requirements for eligibility for these products.

   YOU SHOULD BE AWARE THAT TAX FAVORED PLANS SUCH AS IRAS GENERALLY PROVIDE TAX DEFERRAL REGARDLESS OF WHETHER THEY INVEST IN ANNUITY CONTRACTS. THIS MEANS THAT WHEN A TAX FAVORED PLAN INVESTS IN AN ANNUITY CONTRACT, IT GENERALLY DOES NOT RESULT IN ANY ADDITIONAL TAX DEFERRAL BENEFITS.

TYPES OF TAX FAVORED PLANS

   IRAs. If you buy a contract for use as an IRA, we will provide you a copy of the prospectus and the contract. The "IRA Disclosure Statement" on page 63 contains information about eligibility, contribution limits, tax particulars and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the contract by notifying us in writing, and we will refund all of the purchase payments under the contract (or, if provided by applicable state law, the amount credited under the contract, calculated as of the date that we receive this cancellation notice, if greater) less any applicable federal and state income tax withholding.


   Contributions Limits/Rollovers: Because of the way the contract is designed, you may only purchase a contract for an IRA in connection with a "rollover" of amounts from a qualified retirement plan or transfer from another IRA. You must make a minimum initial payment of $10,000 to purchase a contract. This minimum is greater than the maximum amount of any annual contribution allowed by law that you may make to an IRA. For 2003 and 2004 the limit is $3,000;


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increasing in 2005 to 2007 to $4,000; and for 2008 to $5,000. After 2008 the
contribution amount will be indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above. These taxpayers will be permitted to contribute an additional $500 in years 2003 to 2005 and an additional $1,000 in 2006 and years thereafter. The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy the contract, you can make regular IRA contributions under the contract (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA.


   Required Provisions: Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

- You, as owner of the contract, must be the "annuitant" under the contract (except in certain cases involving the division of property under a decree of divorce);

-  Your rights as owner are non-forfeitable;

-  You cannot sell, assign or pledge the contract, other than to Pruco Life;

- The annual premium you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);

- The date on which annuity payments must begin cannot be later than the April 1st of the calendar year after the calendar year you turn age 70 1/2; and

- Death and annuity payments must meet "minimum distribution requirements" (described on page 56).

   Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

-  A 10% "early distribution penalty" (described on page 56);

- Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or

-  Failure to take a minimum distribution (also generally described on page 56).

   SEPs. SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

- If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of (a) $40,000 in 2003 or (b) 25% of the employee's earned income (not including the employer contribution amount as "earned income" for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2003, this limit is $200,000;

- SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and


- Some SEPs for small employers permit salary deferrals up to $12,000 in 2003 with the employer making these contributions to the SEP. However, no new "salary reduction" or "SAR-SEPs" can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $2,000 in 2003, increasing in $1,000 increments per year until reaching $5,000 in 2006. Thereafter the amount is indexed for inflation.


You will also be provided the same information, and have the same "free look" period, as you would have if you were purchasing the contract for a standard IRA.

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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

   SIMPLE-IRAs. SIMPLE-IRAs are another variation on the standard IRA, available to small employers (under 100 employees, on a "controlled group" basis) that do not offer other tax favored plans. SIMPLE-IRAs are also subject to the same basic IRA requirements with the following exceptions:

- Participants in a SIMPLE-IRA may contribute up to $8,000 in 2003, as opposed to the usual IRA contribution limit, and employer contributions may also be provided as a match (up to 3% of your compensation); and

- Individuals age 50 or above by the end of the year will be permitted to contribute an additional $1,000 in 2003, increasing in $500 increments per year until reaching $2,500 in 2006. Thereafter the amount is indexed for inflation.

-  SIMPLE-IRAs are not subject to the SEP nondiscrimination rules.

   ROTH IRAs. Like standard IRAs, income within a Roth IRA accumulates tax-deferred, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

-  Contributions to a Roth IRA cannot be deducted from your gross income;

- "Qualified distributions" (generally, held for 5 years and payable on account of death, disability, attainment of age 59 1/2, or first time-homebuyer) from Roth IRAs are excludable from your gross income; and

- If eligible, you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

   Because the contract's minimum initial payment of $10,000 is greater than the maximum annual contribution permitted to be made to a Roth IRA, you may purchase a contract as a Roth IRA only in connection with a "rollover" or "conversion" of the proceeds of another traditional IRA, conduit IRA, SEP, SIMPLE-IRA, or Roth IRA. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000), and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once the contract has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law.

   TDAs. You may own a TDA generally if you are either an employer or employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as the employee's rights to the annuity are nonforfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $12,000 in 2003. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $2,000 in 2003, increasing in $1,000 increments per year until reaching $5,000 in 2006. Thereafter the amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also rollover TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. A contract may only qualify as a TDA if distributions (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:

-  Your attainment of age 59 1/2;

-  Your severance of employment;

-  Your death;

-  Your total and permanent disability; or

- Hardship (under limited circumstances, and only related to salary deferrals and any earnings attributable to these amounts).

   In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later.

   These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any "direct transfer" of your interest in the contract to another TDA or to a mutual fund

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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

"custodial account" described under Code Section 403(b)(7).

   Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.

MINIMUM DISTRIBUTION REQUIREMENTS AND PAYMENT OPTION


   If you hold the contract under an IRA (or other tax-favored plan), IRS minimum distribution requirements must be satisfied. This means that payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount, including a new method under IRS regulations released in April 2002. More information on the mechanics of this calculation is available on request. Please contact us a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% IRS penalty tax on the amount of any minimum distribution not made in a timely manner.


   You can use the Minimum Distribution option to satisfy the IRS minimum distribution requirements for this contract without either beginning annuity payments or surrendering the contract. We will send you a check for this minimum distribution amount, less any other partial withdrawals that you made during the year.

PENALTY FOR EARLY WITHDRAWALS


   You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, SIMPLE-IRA (which may increase to 25%), Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2.


WITHHOLDING

Unless a distribution is an eligible rollover distribution that is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA, we will withhold at the rate of 20%. This 20% withholding does not apply to distributions from IRAs and Roth IRAs. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

- For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions; and

-  For all other distributions, we will withhold at a 10% rate.

   We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes.

ERISA DISCLOSURE/REQUIREMENTS

   ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevents a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract.

   Information about any applicable fees, charges, discounts, penalties or adjustments may be found under "What Are the Expenses Associated with the Strategic Partners FlexElite Contract" starting on page 44.

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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

   Information about sales representatives and commissions may be found under "Other Information" and "Sale and Distribution of the Contract" on page 58.

   In addition, other relevant information required by the exemptions is contained in the contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.

SPOUSAL CONSENT RULES FOR RETIREMENT PLANS -- QUALIFIED CONTRACTS

If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

   Defined Benefit Plans, Money Purchase Pension Plans, and ERISA 403(b) Annuities. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" ("QJSA"), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" ("QPSA"). If the plan pays death benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

   Defined Contribution Plans (including 401(k) Plans). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire death benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

   IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution is not required. Upon your death, any death benefit will be paid to your designated beneficiary.

ADDITIONAL INFORMATION

   For additional information about the requirements of federal tax law applicable to tax favored plans, see the "IRA Disclosure Statement" on page 63.

--------------------------------------------------------------------------------
                                                                              57
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                                                                         PART II
STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

        9:

OTHER

        INFORMATION
--------------------------------------------------------------------------------
PRUCO LIFE INSURANCE COMPANY

Pruco Life Insurance Company is a stock life insurance company organized in 1971 under the laws of the State of Arizona. Pruco Life is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York and therefore is subject to the insurance laws and regulations of all the jurisdictions where it is licensed to do business.

   Pruco Life is a wholly owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. As Pruco Life's ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life may owe under the contract.


   Pruco Life publishes annual and quarterly reports that are filed with the SEC. These reports contain financial information about Pruco Life that is annually audited by independent accountants. Pruco Life's annual report for the year ended December 31, 2002, together with subsequent periodic reports that Pruco Life files with the SEC, are incorporated by reference into this prospectus. You can obtain copies, at no cost, of any and all of this information, including the Pruco Life annual report that is not ordinarily mailed to contractholders, the more current reports and any subsequently filed documents at no cost by contacting us at the address or telephone number listed on the cover. The SEC file number for Pruco Life is 33-37587. You may read and copy any filings made by Pruco Life with the SEC at the SEC's Public Reference Room at 450 Fifth Street, Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room by calling (202) 942-8090. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.


THE SEPARATE ACCOUNT

We have established a separate account, the Pruco Life Flexible Premium Variable Annuity Account, to hold the assets that are associated with the variable annuity contracts. The separate account was established under Arizona law on June 16, 1995, and is registered with the SEC under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company. The assets of the separate account are held in the name of Pruco Life and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. More detailed information about Pruco Life, including its audited financial statements, are provided in the SAI.


SALE AND DISTRIBUTION OF THE CONTRACT



Prudential Investment Management Services LLC (PIMS), 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the contracts under a "best efforts" underwriting agreement with Pruco Life under which PIMS is reimbursed for its costs and expenses. PIMS is an indirect wholly-owned subsidiary of Prudential Financial, Inc. and is a limited liability corporation organized under Delaware law in 1996. It is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.



   We pay the broker-dealer whose registered representatives sell the contract either:



-  a commission of up to 8.0% of your purchase payments; or



- a combination of a commission on purchase payments and a "trail" commission -- which is a commission determined as a percentage of your contract value that is paid periodically over the life of your contract.



   The commission amount quoted above is the maximum amount which is paid. In most circumstances, the registered representative who sold the contract will receive significantly less. We will generally pay less compensation with respect to contracts issued to customers over 80 years old.

--------------------------------------------------------------------------------
 58
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--------------------------------------------------------------------------------
PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9



   From time to time, Prudential or its affiliates may offer and pay non-cash compensation to registered representatives who sell the contract. For example, Prudential or an affiliate may pay for a training and education meeting that is attended by registered representatives of both Prudential-affiliated broker-dealers and independent broker-dealers. Prudential and its affiliates retain discretion as to which broker-dealers to offer non-cash (and cash) compensation arrangements, and will comply with NASD rules and other pertinent laws in making such offers and payments. Our payment of cash or non-cash compensation in connection with sales of the contract does not result directly in any additional charge to you.



LITIGATION



We are subject to legal and regulatory actions in the ordinary course of our business, including class action lawsuits. Pending legal and regulatory actions include proceedings that are specific to us and proceedings generally applicable to the businesses in which we operate. We are also subject to litigation arising out of our general business activities, such as our investments and third party contracts. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.



   We have been subject to substantial regulatory actions and civil litigation, including class actions, involving individual life insurance sales practices from 1982 through 1995. As of January 31, 2003, Pruco Life has resolved those regulatory actions, its sales practices class action litigation and all of the individual sales practices actions filed by policyholders who "opted out" of the sales practices class action. Prudential has indemnified Pruco Life for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.



   Pruco Life's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Pruco Life in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on Pruco Life's financial position.


ASSIGNMENT

You can assign the contract at any time during your lifetime. We will not be bound by the assignment until we receive written notice. We will not be liable for any payment or other action we take in accordance with the contract if that action occurs before we receive notice of the assignment. An assignment, like any other change in ownership, may trigger a taxable event.

   If the contract is issued under a qualified plan, there may be limitations on your ability to assign the contract. For further information please speak to your representative.

FINANCIAL STATEMENTS


The financial statements of the separate account and Pruco Life, the co-issuer of the Strategic Partners FlexElite contract, are included in the SAI.


STATEMENT OF ADDITIONAL INFORMATION

Contents:

-  Company

-  Experts


-  Principal Underwriter



-  Allocation of Initial Purchase Payment


-  Determination of Accumulation Unit Values

-  Performance Information

-  Comparative Performance Information

-  Federal Tax Status

-  State Specific Variations

-  Directors and Officers

-  Financial Statements

HOUSEHOLDING

To reduce costs, we now send only a single copy of prospectuses and shareholder reports to each consenting household, in lieu of sending a copy to each contractholder that resides in the household. If you are a member of such a household, you should be aware that you can revoke your consent to householding at any time, and begin to receive your own copy of prospectuses and shareholder reports, by calling 1-877-778-5008.
--------------------------------------------------------------------------------
                                                                              59
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                                                                         PART II
STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

MARKET-VALUE
        ADJUSTMENT FORMULA
--------------------------------------------------------------------------------

MARKET-VALUE ADJUSTMENT FORMULA

GENERAL FORMULA


The formula under which Pruco Life calculates the market value adjustment applicable to a full or partial surrender, annuitization, or settlement under the market value adjustment option is set forth below. The market value adjustment is expressed as a multiplier factor. That is, the Contract Value after the market value adjustment ("MVA"), but before any withdrawal charge, is as follows: Contract Value (after MVA) = Contract Value (before MVA) X (1 +
MVA). The MVA itself is calculated as follows:

                              1 + I
                  MVA = [(-------------)to the N/12 power] -1
                          1 + J + .0025

where:  I   =    the guaranteed credited interest rate
                 (annual effective) for the given
                 contract at the time of withdrawal or
                 annuitization or settlement.
        J   =    the current credited interest rate
                 offered on new money at the time of
                 withdrawal or annuitization or
                 settlement for a guarantee period of
                 equal length to the number of whole
                 years remaining in the Contract's
                 current guarantee period plus one
                 year.
        N   =    equals the remaining number of months
                 in the contract's current guarantee
                 period (rounded up) at the time of
                 withdrawal or annuitization or
                 settlement.

PENNSYLVANIA FORMULA

We use the same MVA formula with respect to contracts issued in Pennsylvania as the general formula, except that "J" in the formula above uses an interpolated rate as the current credited interest rate. Specifically, "J" is the interpolated current credited interest rate offered on new money at the time of withdrawal, annuitization, or settlement. The interpolated value is calculated using the following formula:

            m/365 X (n + 1) year rate + (365 - m)/365 X n year rate,

where "n" equals the number of whole years remaining in the Contract's current guarantee period, and "m" equals the number of days remaining in year "n" of the current guarantee period.

INDIANA FORMULA

We use the following MVA formula for contracts issued in Indiana:
                              1 + I
                   MVA = [(-----------)to the N/12 power] -1
                              1 + J

The variables I, J and N retain the same definitions as the general formula.

MARKET VALUE ADJUSTMENT EXAMPLE

(ALL STATES EXCEPT INDIANA AND PENNSYLVANIA)

The following will illustrate the application of the Market Value Adjustment. For simplicity, surrender charges are ignored in this example.

Positive market value adjustment

- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2000 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2002. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.

- On May 1, 2002 the interest rate declared by Pruco Life for a guarantee period of 4 years (the number of whole years remaining plus 1) is 5%.

The following computations would be made:

1) Determine the Market Value Adjustment factor.

    N =  38
    I =  6% (0.06)
    J =  5% (0.05)

    The MVA factor calculation would be: [(1.06)/(1.05 + 0.0025)]to the (38/12) power -1 = 0.02274

2) Multiply the Contract Value by the factor calculated in Step 1.

                          $11,127.11 X 0.02274 = $253.03

3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.

                         $11,127.11 + $253.03 = $11,380.14

--------------------------------------------------------------------------------
 60

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

The MVA may not always be positive. Here is an example where it is negative.

- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2000 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2002. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.

- On May 1, 2002 the interest rate declared by Pruco Life for a guarantee period of 4 years (the number of whole years remaining plus 1) is 7%.

The following computations would be made:

1) Determine the Market Value Adjustment factor.

    N =  38
    I =  6% (0.06)
    J =  7% (0.07)

   The MVA factor calculation would be: [(1.06)/(1.07 + 0.0025)] to the(38/12) power -1 = -0.03644

2) Multiply the Contract Value by the factor calculated in Step 1.

                        $11,127.11 X (-0.03644) = -$405.47

3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.

                       $11,127.11 + (-$405.47) = $10,721.64

MARKET VALUE ADJUSTMENT EXAMPLE

(PENNSYLVANIA)

The following will illustrate the application of the Market Value Adjustment. For simplicity, surrender charges are ignored in this example.

Positive market value adjustment

- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2000 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2002. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.

- On May 1, 2002 the interest rate declared by Pruco Life for a guarantee period of 3 years (the number of whole years remaining) is 4%, and for a guarantee period of 4 years (the number of whole years remaining plus 1) is 5%.

The following computations would be made:

1) Determine the Market Value Adjustment factor.


    N =  38
    I =  6% (0.06)
    J =  [(61/365) X 0.05] + [((365-61)/365) X 0.04] =
         0.0417



   The MVA factor calculation would be: [(1.06)/(1.0417 + 0.0025)] to the (38/12) power-1 = 0.04902


2) Multiply the Contract Value by the factor calculated in Step 1.

                          $11,127.11 X 0.04902 = $545.45

3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.

                         $11,127.11 + $545.45 = $11,672.56

The MVA may not always be positive. Here is an example where it is negative.

- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2000 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2002. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.

- On May 1, 2002 the interest rate declared by Pruco Life for a guarantee period of 3 years (the number of whole years remaining) is 7%, and for a guarantee period of 4 years (the number of whole years remaining plus 1) is 8%.

The following computations would be made:

1) Determine the Market Value Adjustment factor.


    N =  38
    I =  6% (0.06)
    J =  [(61/365) X 0.08] + [((365 - 61)/365) X 0.07] =
         0.0717



   The MVA factor calculation would be: [(1.06)/(1.0717 + 0.0025)] to the (38/12) power-1 = -0.04098


2) Multiply the Contract Value by the factor calculated in Step 1.

                        $11,127.11 X (-0.04098) = -$455.99
--------------------------------------------------------------------------------

MARKET-VALUE ADJUSTMENT FORMULA CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.

                       $11,127.11 + (-$455.99) = $10,671.12

MARKET VALUE ADJUSTMENT EXAMPLE

(INDIANA)

The following will illustrate the application of the Market Value Adjustment. For simplicity, surrender charges are ignored in this example.

Positive market value adjustment

- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2000 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2002. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.

- On May 1, 2002 the interest rate declared by Pruco Life for a guarantee period of 4 years (the number of whole years remaining plus 1) is 5%.

The following computations would be made:

1) Determine the Market Value Adjustment factor.

    N =  38
    I =  6% (0.06)
    J =  5% (0.05)

The MVA factor calculation would be: [(1.06)/(1.05)] to the (38/12) power-1 = 0.03047

2) Multiply the Contract Value by the factor calculated in Step 1.

                          $11,127.11 x 0.03047 = $339.04

3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.

                         $11,127.11 + $339.04 = $11,466.15

The MVA may not always be positive. Here is an example where it is negative.

- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2000 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2002. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.

- On May 1, 2002 the interest rate declared by Pruco Life for a guarantee period of 4 years (the number of whole years remaining plus 1) is 7%.

The following computations would be made:

1) Determine the Market Value Adjustment factor.

    N =  38
    I =  6% (0.06)
    J =  7% (0.07)

    The MVA factor calculation would be: [(1.06)/(1.07)]to the (38/12) power -1 = -0.02930

2) Multiply the Contract Value by the factor calculated in Step 1.

                        $11,127.11 X (-0.02930) = -$326.02

3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.

                       $11,127.11 + (-$326.02) = $10,801.09

--------------------------------------------------------------------------------
 62

                                                                         PART II
STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

IRA DISCLOSURE STATEMENT
--------------------------------------------------------------------------------
This statement is designed to help you understand the requirements of federal tax law which apply to your individual retirement annuity (IRA), your Roth IRA, your simplified employee pension IRA (SEP) for employer contributions, your Savings Incentive Match Plan for Employees (SIMPLE) IRA, or to one you purchase for your spouse. You can obtain more information regarding your IRA either from your sales representative or from any district office of the Internal Revenue Service. Those are federal tax law rules; state tax laws may vary.

FREE LOOK PERIOD


The annuity contract offered by this prospectus gives you the opportunity to return the contract for a refund (less any applicable federal and state income tax withholding) within 10 days (or whatever period is required by applicable state law) after it is delivered. The amount of the refund is dictated by state law. This is a more liberal provision than is required in connection with IRAs. To exercise this "free-look" provision, return the contract to the representative who sold it to you or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus.


ELIGIBILITY REQUIREMENTS

IRAs are intended for all persons with earned compensation whether or not they are covered under other retirement programs. Additionally, if you have a non-working spouse (and you file a joint tax return), you may establish an IRA on behalf of your non-working spouse. A working spouse may establish his or her own IRA. A divorced spouse receiving taxable alimony (and no other income) may also establish an IRA.

CONTRIBUTIONS AND DEDUCTIONS

Contributions to your IRA will be deductible if you are not an "active participant" in an employer maintained qualified retirement plan or you have "Adjusted Gross Income" (as defined under Federal tax laws) which does not exceed the "applicable dollar limit." IRA (or SEP) contributions must be made by no later than the time you file your income tax return for that year. For a single taxpayer, the applicable dollar limitation is $40,000 in 2003, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $40,000 -- $50,000. For married couples filing jointly, the applicable dollar limitation is $60,000, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $60,000 -- $70,000. There is no deduction allowed for IRA contributions when Adjusted Gross Income reaches $50,000 for individuals and $70,000 for married couples filing jointly. These amounts are for 2003. Income limits are scheduled to increase until 2006 for single taxpayers and 2007 for married taxpayers.

   Contributions made by your employer to your SEP are excludable from your gross income for tax purposes in the calendar year for which the amount is contributed. Certain employees who participate in a SEP will be entitled to elect to have their employer make contributions to their SEP on their behalf or to receive the contributions in cash. If the employee elects to have contributions made on the employee's behalf to the SEP, those funds are not treated as current taxable income to the employee. Elective deferrals under a SEP are limited to $12,000 in 2003, with a permitted catch-up contribution of $2,000 for individuals age 50 and above. Contribution limits and catch-up contribution limits are scheduled to increase through 2006 and are indexed for inflation thereafter. Salary-reduction SEPs (also called "SARSEPs") are available only if at least 50% of the employees elect to have amounts contributed to the SARSEP and if the employer has 25 or fewer employees at all times during the preceding year. New SARSEPs may not be established after 1996.

   The IRA maximum annual contribution and your tax deduction is limited to the lesser of: (1) the maximum amount allowed by law, including catch-up contributions if applicable, or (2) 100% of your earned compensation. Contributions in excess of the deduction limits may be subject to penalty. See below.

   Under a SEP agreement, the maximum annual contribution which your employer may make on your behalf to a SEP contract that is excludable from your income is the lesser of 25% of your salary or $40,000 in
--------------------------------------------------------------------------------

IRA DISCLOSURE STATEMENT CONTINUED
--------------------------------------------------------------------------------
PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

2003. An employee who is a participant in a SEP agreement may make after-tax contributions to the SEP contract, subject to the contribution limits applicable to IRAs in general. Those employee contributions will be deductible subject to the deductibility rules described above.

   The maximum tax deductible annual contribution that a divorced spouse with no other income may make to an IRA is the lesser of (1) the maximum amount allowed by law, including catch-up contributions if applicable or (2) 100% of taxable alimony.

   If you or your employer should contribute more than the maximum contribution amount to your IRA or SEP, the excess amount will be considered an "excess contribution." You are permitted to withdraw an excess contribution from your IRA or SEP before your tax filing date without adverse tax consequences. If, however, you fail to withdraw any such excess contribution before your tax filing date, a 6% excise tax will be imposed on the excess for the tax year of contribution.


   Once the 6% excise tax has been imposed, an additional 6% penalty for the following tax year can be avoided if the excess is (1) withdrawn before the end of the following year, or (2) treated as a current contribution for the following year. (See Premature Distributions, page 65, for penalties imposed on withdrawal when the contribution exceeds the maximum amount allowed by law, including catch-up contributions if applicable.)


IRA FOR NON-WORKING SPOUSE

If you establish an IRA for yourself, you may also be eligible to establish an IRA for your "non-working" spouse. In order to be eligible to establish such a spousal IRA, you must file a joint tax return with your spouse and, if your non-working spouse has compensation, his/her compensation must be less than your compensation for the year. Contributions of up to the maximum amount allowed by law, including catch-up contributions if applicable, may be made to your IRA and the spousal IRA if the combined compensation of you and your spouse is at least equal to the amount contributed. If requirements for deductibility (including income levels) are met, you will be able to deduct an amount equal to the least of (i) the amount contributed to the IRAs; (ii) twice the maximum amount allowed by law, including catch-up contributions if applicable; or (iii) 100% of your combined gross income.

   Contributions in excess of the contribution limits may be subject to penalty. See above under "Contributions and Deductions." If you contribute more than the allowable amount, the excess portion will be considered an excess contribution. The rules for correcting it are the same as discussed above for regular IRAs.

   Other than the items mentioned in this section, all of the requirements generally applicable to IRAs are also applicable to IRAs established for non-working spouses.

ROLLOVER CONTRIBUTION

Once every year, you are permitted to withdraw any portion of the value of your IRA or SEP and reinvest it in another IRA or bond. Withdrawals may also be made from other IRAs and contributed to this contract. This transfer of funds from one IRA to another is called a "rollover" IRA. To qualify as a rollover contribution, the entire portion of the withdrawal must be reinvested in another IRA within 60 days after the date it is received. You will not be allowed a tax-deduction for the amount of any rollover contribution.


   A similar type of rollover to an IRA can be made with the proceeds of a qualified distribution from a qualified retirement plan or tax-sheltered annuity. Properly made, such a distribution will not be taxable until you receive payments from the IRA created with it. You may later roll over such a contribution to another qualified retirement plan. As long as you have not mixed it with IRA (or SEP) contributions, you can retain favorable tax treatment permitted you on distributions from a qualified retirement plan, if you later rollover to a qualified retirement plan. (You may roll less than all of a qualified distribution into an IRA, but any part of it not rolled over will be currently includable in your income without any capital gains treatment.) Funds can also be rolled over from an IRA or SEP to another IRA or SEP or to another qualified retirement plan or 457 government plan.

--------------------------------------------------------------------------------
 64

--------------------------------------------------------------------------------
PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

DISTRIBUTIONS

(a) PREMATURE DISTRIBUTIONS

At no time can your interest in your IRA or SEP be forfeited. To insure that your contributions will be used for retirement, the federal tax law does not permit you to use your IRA or SEP as security for a loan. Furthermore, as a general rule, you may not sell or assign your interest in your IRA or SEP to anyone. Use of an IRA (or SEP) as security or assignment of it to another will invalidate the entire annuity. It then will be includable in your income in the year it is invalidated and will be subject to a 10% tax penalty if you are not at least age 59 1/2 or totally disabled. (You may, however, assign your IRA or SEP without penalty to your former spouse in accordance with the terms of a divorce decree.)

   You may surrender any portion of the value of your IRA (or SEP). In the case of a partial surrender which does not qualify as a rollover, the amount withdrawn will be includable in your income and subject to the 10% penalty if you are not at least age 59 1/2 or totally disabled unless you comply with special rules requiring distributions to be made at least annually over your life expectancy.

   The 10% tax penalty does not apply to the withdrawal of an excess contribution as long as the excess is withdrawn before the due date of your tax return. Withdrawals of excess contributions after the due date of your tax return will generally be subject to the 10% penalty unless the excess contribution results from erroneous information from a plan trustee making an excess rollover contribution or unless you are over age 59 1/2 or are disabled.


(b) DISTRIBUTION AFTER AGE 59 1/2



Once you have attained age 59 1/2 (or have become totally disabled), you may elect to receive a distribution of your IRA (or SEP) regardless of when you actually retire. In addition, you must commence distributions from your IRA by April 1 following the year you attain age 70 1/2. You may elect to receive the distribution under any one of the periodic payment options available under the contract. The distributions from your IRA under any one of the period payment options, or in one sum, will be treated as ordinary income as you receive them, to the degree that you have made deductible contributions. If you have made both deductible and nondeductible contributions, the portion of the distribution attributable to the nondeductible contribution will be tax-free.


(c) INADEQUATE DISTRIBUTIONS--50% TAX


Your IRA or SEP is intended to provide retirement benefits over your lifetime. Thus, federal tax law requires that you either (1) receive a lump-sum distribution of your IRA by April 1 of the year following the year in which you attain age 70 1/2 or (2) start to receive periodic payments by that date. If you elect to receive periodic payments, those payments must be sufficient to pay out the entire value of your IRA during your life expectancy (or over the joint life expectancies of you and your spouse/beneficiary). The calculation method is revised under the IRS regulations issued in April 2002 for distributions beginning in 2003. If the payments are not sufficient to meet these requirements, an excise tax of 50% will be imposed on the amount of any underpayment.


(d) DEATH BENEFITS

If you (or your surviving spouse) die before receiving the entire value of your IRA (or SEP), the remaining interest must be distributed to your beneficiary (or your surviving spouse's beneficiary) in one lump-sum by December 31st of the fifth year after your (or your surviving spouse's) death, or applied to purchase an immediate annuity for the beneficiary. This annuity must be payable over the life expectancy of the beneficiary beginning by December 31st of the year following the year after your or your spouse's death. If your spouse is the designated beneficiary, he or she is treated as the owner of the IRA. If minimum required distributions have begun, and no designated beneficiary is identified by December 31st of the year following the year of death, the entire amount must be distributed based on the life expectancy of the owner using the owner's age prior to death. A distribution of the balance of your IRA upon your death will not be considered a
--------------------------------------------------------------------------------

IRA DISCLOSURE STATEMENT CONTINUED
--------------------------------------------------------------------------------
PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

gift for federal tax purposes, but will be included in your gross estate for purposes of federal estate taxes.

ROTH IRAS

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Contributions may be made to a Roth IRA by taxpayers with adjusted gross incomes of less than $160,000 for married individuals filing jointly and less than $110,000 for single individuals. Married individuals filing separately are not eligible to contribute to a Roth IRA. The maximum amount of contributions allowable for any taxable year to all IRAs maintained by an individual is generally the lesser of the maximum amount allowed by law and 100% of compensation for that year (the lesser of the maximum amount allowed by law is phased out for incomes between $150,000 and $160,000 for married and between $95,000 and $110,000 for singles). The contribution limit is reduced by the amount of any contributions made to a traditional IRA. Contributions to a Roth IRA are not deductible.

   For taxpayers with adjusted gross income of $100,000 or less, all or part of amounts in a traditional IRA may be converted, transferred or rolled over to a Roth IRA. Some or all of the IRA value will typically be includable in the taxpayer's gross income. Provided a rollover contribution meets the requirements of IRAs under Section 408(d)(3) of the Code, a rollover may be made from a Roth IRA to another Roth IRA.

   UNDER SOME CIRCUMSTANCES, IT MAY NOT BE ADVISABLE TO ROLL OVER, TRANSFER OR CONVERT ALL OR PART OF A TRADITIONAL IRA TO A ROTH IRA. PERSONS CONSIDERING A ROLLOVER, TRANSFER OR CONVERSION SHOULD CONSULT THEIR OWN TAX ADVISOR.

   "Qualified distributions" from a Roth IRA are excludable from gross income. A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2;
(b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and taxed generally in the same manner as distributions from a traditional IRA.

   Distributions from a Roth IRA need not commence at age 70 1/2. However, if the owner dies before the entire interest in a Roth IRA is distributed, any remaining interest in the contract must be distributed by December 31 of the calendar year containing the fifth anniversary of the owner's death subject to certain exceptions.

REPORTING TO THE IRS


Whenever you are liable for one of the penalty taxes discussed above (6% for excess contributions, 10% for premature distributions or 50% for underpayments), you must file Form 5329 with the Internal Revenue Service. The form is to be attached to your federal income tax return for the tax year in which the penalty applies. Normal contributions and distributions must be shown on your income tax return for the year to which they relate. Beginning in January 2004, if you were at least 70 1/2 at the end of the prior year, we will indicate to you and to the IRS, on Form 5498, that your account is subject to minimum required distributions.


--------------------------------------------------------------------------------
 66

                                                                         PART II
STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9

         APPENDIX

ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------


As we have indicated throughout this prospectus, the Strategic Partners FlexElite Variable Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each combination of such Contract features. Here we depict the historical unit values corresponding to the contract features bearing the highest and lowest combinations of asset-based charges during the period May 1, 2002 to December 31, 2002. During that period, the highest combination of asset-based charges amounted to 1.90%, and the lowest combination of asset-based charges amounted to 1.60%. For contracts sold on or after May 1, 2003, the highest combination of asset-based charges now amounts to 2.00%, and the lowest combination of asset-based charges now amount to 1.65%.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9


ACCUMULATION UNIT VALUES:
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (BASE DEATH BENEFIT 1.60)
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD    AT END OF PERIOD          OUTSTANDING AT END OF PERIOD
JENNISON PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00649                  $0.75325                       93,203

PRUDENTIAL EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00967                  $0.80433                       19,194

PRUDENTIAL GLOBAL PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00696                  $0.78574                      122,789

PRUDENTIAL MONEY MARKET PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00000                  $0.99920                      423,551

PRUDENTIAL STOCK INDEX PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00875                  $0.81778                       59,882

PRUDENTIAL VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00860                  $0.79642                       40,410

SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00677                  $0.79525                      312,154

SP AIM AGGRESSIVE GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00304                  $0.78203                       96,866

SP AIM CORE EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00936                  $0.85600                       37,745

SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00779                  $0.78002                       83,646

SP ALLIANCE TECHNOLOGY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00200                  $0.68057                        2,907

SP BALANCED ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00335                  $0.88984                    2,338,741

SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00203                  $0.93918                    2,345,900

SP DAVIS VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00676                  $0.85482                      433,610

SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00812                  $0.81844                      208,005

SP GROWTH ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00493                  $0.84271                      723,141



* COMMENCEMENT OF BUSINESS                                                             THIS CHART CONTINUES ON THE NEXT PAGE

--------------------------------------------------------------------------------
 68

--------------------------------------------------------------------------------
PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9


ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (BASE DEATH BENEFIT 1.60)
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD    AT END OF PERIOD          OUTSTANDING AT END OF PERIOD
SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $0.99996                  $0.76251                       66,083

SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00364                  $0.76891                       36,399

SP LARGE CAP VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00956                  $0.83364                       51,159

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00460                  $0.76575                       89,492

SP MID CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $0.98986                  $0.68122                       64,598
SP PIMCO HIGH YIELD PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $0.99896                  $0.97196                      257,990

SP PIMCO TOTAL RETURN PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $0.99996                  $1.05757                      946,026

SP PRUDENTIAL US EMERGING GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00813                  $0.75658                       77,973

SP SMALL/MID CAP VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00401                  $0.77921                      127,081

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00807                  $0.80793                       98,858

JANUS ASPEN SERIES--GROWTH PORTFOLIO SERVICE SHARES
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00860                  $0.77398                        8,577


* COMMENCEMENT OF BUSINESS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9


ACCUMULATION UNIT VALUES:
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (GMDB GREATER OF ROLL UP AND STEP-UP 1.90)
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD    AT END OF PERIOD          OUTSTANDING AT END OF PERIOD

JENNISON PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00648                  $0.75180                      377,115

PRUDENTIAL EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00966                  $0.80268                       66,016

PRUDENTIAL GLOBAL PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00695                  $0.78418                       29,542
PRUDENTIAL MONEY MARKET PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $0.99999                  $0.99700                      571,732

PRUDENTIAL STOCK INDEX PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00874                  $0.81618                      266,528

PRUDENTIAL VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00859                  $0.79484                      132,220
SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00676                  $0.79375                       96,535

SP AIM AGGRESSIVE GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00303                  $0.78053                       97,237

SP AIM CORE EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00935                  $0.85428                      250,386
SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00779                  $0.77852                      111,582

SP ALLIANCE TECHNOLOGY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00200                  $0.67919                       63,900

SP BALANCED ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00334                  $0.88815                    2,232,613
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00202                  $0.93721                    1,208,424

SP DAVIS VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00675                  $0.85308                      767,809

SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00811                  $0.81683                      301,582
SP GROWTH ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00493                  $0.84106                      867,397



* COMMENCEMENT OF BUSINESS                                                             THIS CHART CONTINUES ON THE NEXT PAGE

--------------------------------------------------------------------------------
 70

--------------------------------------------------------------------------------
PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-9


ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (GMDB GREATER OF ROLL UP AND STEP-UP 1.90)
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD    AT END OF PERIOD          OUTSTANDING AT END OF PERIOD
SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $0.99995                  $0.76102                       42,549

SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00363                  $0.76740                      102,907

SP LARGE CAP VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00955                  $0.83199                      169,886

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00459                  $0.76423                       82,463

SP MID CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $0.98985                  $0.67989                      273,705

SP PIMCO HIGH YIELD PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $0.99894                  $0.96993                      254,347

SP PIMCO TOTAL RETURN PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $0.99995                  $1.05530                    1,146,670

SP PRUDENTIAL US EMERGING GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00811                  $0.75509                       99,516

SP SMALL/MID CAP VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00400                  $0.77764                      687,163

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00807                  $0.80631                       53,305

JANUS ASPEN SERIES--GROWTH PORTFOLIO
SERVICE SHARES
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00859                  $0.77246                       13,767


* COMMENCEMENT OF BUSINESS

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                                                                              71

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

PART III PROSPECTUSES
--------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTIONS

                       This page intentionally left blank

ORD01091

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 2003

              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                           VARIABLE ANNUITY CONTRACTS


     The Strategic Partners(SM) FlexElite annuity contract (the "Contract") is an individual variable annuity contract issued by the Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company that is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life Flexible Premium Variable Annuity Account (the "Account"). The Contract is purchased by making an initial purchase payment of $10,000 or more. With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $500 at any time during the accumulation phase. However, we impose a minimum of $100 with respect to additional purchase payments made through electronic fund transfers.


     This statement of additional information is not a prospectus and should be read in conjunction with the Strategic Partners FlexElite prospectus, dated May 1, 2003. To obtain a copy of the prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19101, or by telephoning (888) PRU-2888.

                               TABLE OF CONTENTS


                                                             PAGE
                                                             ----
COMPANY.....................................................   2
EXPERTS.....................................................   2
PRINCIPAL UNDERWRITER.......................................   2
ALLOCATION OF INITIAL PURCHASE PAYMENT......................   2
DETERMINATION OF ACCUMULATION UNIT VALUES...................   3
PERFORMANCE INFORMATION.....................................   3
COMPARATIVE PERFORMANCE INFORMATION AND ADVERTISING.........  10
FEDERAL TAX STATUS..........................................  11
STATE SPECIFIC VARIATIONS...................................  12
DIRECTORS AND OFFICERS......................................  13
FINANCIAL STATEMENTS........................................  15


         PRUCO LIFE INSURANCE COMPANY                 PRUDENTIAL ANNUITY SERVICE CENTER
            213 WASHINGTON STREET                               P.O. BOX 7960
        NEWARK, NEW JERSEY 07102-2992                  PHILADELPHIA, PENNSYLVANIA 19101
                                                          TELEPHONE: (888) PRU-2888


STRATEGIC PARTNERS(SM) IS A SERVICE MARK OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA



ORD01091B

                                    COMPANY

     Pruco Life Insurance Company ("Pruco Life") is a stock life insurance company organized in 1971 under the laws of the State of Arizona. Pruco Life is licensed to sell life insurance and annuities in the District of Columbia, Guam and all states except New York.

     Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.

                                    EXPERTS


     The consolidated financial statements of Pruco Life and Subsidiary as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002 and the financial statements of the Strategic Partners Subaccounts of the Pruco Life Flexible Premium Variable Annuity Account as of December 31, 2002 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.


                             PRINCIPAL UNDERWRITER


     Prudential Investment Management Services LLC ("PIMS"), an indirect wholly-owned subsidiary of Prudential Financial, Inc., offers the Contract on a continuous basis through corporate office and regional home office employees in those states in which contracts may be lawfully sold. It may also offer the Contract through licensed insurance brokers and agents, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.



     During 2002, $5,825,593 was paid to PIMS for its services as principal underwriter. During 2002, PIMS retained none of those commissions.



     Prudential may pay trail commissions to registered representatives who maintain an ongoing relationship with a contractholder. Typically, a trail commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of the Contract and the amount of time that the Contract has been in effect.



                     ALLOCATION OF INITIAL PURCHASE PAYMENT



     As discussed in the prospectus, we generally will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment at the Prudential Annuity Service Center. However, we may employ a different procedure than this if your contract purchase is in the form of several amounts originating from different sources. Specifically, if the first of such sums that we receive amounts to less than the minimum initial purchase payment, but you have indicated that other sums are forthcoming that, when aggregated, will equal or exceed the minimum, then with your consent we will hold such amount in our general account, without interest, for up to 90 days pending receipt of such additional sums and other required documentation.

                   DETERMINATION OF ACCUMULATION UNIT VALUES


     The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each subaccount will be determined by multiplying the value of a Unit of that subaccount for the preceding business day by the net investment factor for that subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the subaccount for that day by the value of the assets of the subaccount for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the charge for insurance and administrative expenses. (See WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC PARTNERS FLEXELITE CONTRACT and CALCULATING CONTRACT VALUE in the prospectus.) The value of the assets of a subaccount is determined by multiplying the number of shares of The Prudential Series Fund, Inc. (the "Series Fund") or other fund held by that subaccount by the net asset value of each share and adding the value of dividends declared by the Series Fund or other fund but not yet paid.



                            PERFORMANCE INFORMATION


AVERAGE ANNUAL TOTAL RETURN


     The Account may advertise average annual total return information calculated according to a formula prescribed by the Securities and Exchange Commission ("SEC"). Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a subaccount from the beginning to the end of each specified period of time. The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a subaccount at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period. This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a subaccount and (ii) no transfers or additional payments were made. Premium taxes are not included in the term "charges" for purposes of this calculation. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of the specified period to the ending redeemable value at the end of the period according to the following formula:


                                  P(1+T)n=ERV


     Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years. Calculations of standardized average annual return will reflect all fees and charges imposed under the Contract (including the Contract Maintenance Charge), and will further assume election of the credit at the 3rd and 6th contract anniversaries (and thus the surrender charges associated with that credit election).


NON-STANDARD TOTAL RETURN

     In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method. The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.


     No standardized average annual total return is included on pages 4-9, because although the portfolios of The Prudential Series Fund, Inc. and Janus Aspen Series have begun operation, the Strategic Partners FlexElite Contract had no performance history as of the date of this Statement of Additional Information. For the periods prior to the date that the Strategic Partners FlexElite Contract was first offered, non-standard performance information for the Contract will be calculated based on the performance of the funds and the assumption that the subaccounts were in existence for the same periods as those indicated for the funds, with the level of contract charges that were in effect at the inception of the subaccounts (this is referred to as "non-standardized data"). Non-standard average annual return calculations include the fees under the Contract as indicated below, and assume the credit is declined. This information does not indicate or represent future performance.

     The following three tables refer to contracts sold the later of May 1, 2003 or upon state approval. The three tables assume a daily insurance and administrative charge equal to 1.65% on an annual basis, no guaranteed minimum income benefit, no earnings appreciator benefit, and no income appreciator benefit.


     Table 1 below shows the average annual rates of total return on hypothetical investments of $1,000 for period ended December 31, 2002 in each subaccount (other than the Money Market Subaccount). These figures assume withdrawal of the investments at the end of the period other than to effect an annuity under the Contract. This table assumes deferred sales charges and no credit election.


                                    TABLE 1
                  NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN


                                                                                  FIVE         TEN        FROM DATE
                                                                   ONE YEAR      YEARS        YEARS      ESTABLISHED
                       FUND                            DATE         ENDED        ENDED        ENDED        THROUGH
                    PORTFOLIO                       ESTABLISHED   12/31/2002   12/31/2002   12/31/2002   12/31/2002
                    ---------                       -----------   ----------   ----------   ----------   -----------
Jennison Portfolio                                     05/95        -38.45%       -4.98%        N/A          5.57%
Prudential Equity Portfolio                            06/83        -29.98%       -5.81%       8.95%         8.92%
Prudential Global Portfolio                            09/88        -32.74%       -4.32%       8.13%         4.22%
Prudential Stock Index Portfolio                       10/87        -29.83%       -3.84%      10.16%        11.03%
Prudential Value Portfolio                             02/88        -29.61%       -3.71%      10.38%         8.86%
SP Aggressive Growth Asset Allocation Portfolio        09/00        -29.81%         N/A         N/A        -21.76%
SP AIM Aggressive Growth Portfolio                     09/00        -28.62%         N/A         N/A        -26.76%
SP AIM Core Equity Portfolio                           09/00        -22.94%         N/A         N/A        -24.44%
SP Alliance Large Cap Growth Portfolio                 09/00        -38.68%         N/A         N/A        -27.35%
SP Alliance Technology Portfolio                       09/00        -48.67%         N/A         N/A        -39.29%
SP Balanced Asset Allocation Portfolio                 09/00        -19.48%         N/A         N/A        -10.01%
SP Conservative Asset Allocation Portfolio             09/00        -13.78%         N/A         N/A         -4.03%
SP Davis Value Portfolio                               09/00        -23.45%         N/A         N/A        -12.52%
SP Deutsche International Equity Portfolio             09/00        -24.89%         N/A         N/A        -20.83%
SP Growth Asset Allocation Portfolio                   09/00        -24.99%         N/A         N/A        -16.20%
SP INVESCO Small Company Growth Portfolio              09/00        -37.77%         N/A         N/A        -28.61%
SP Jennison International Growth Portfolio             09/00        -30.20%         N/A         N/A        -33.15%
SP Large Cap Value Portfolio                           09/00        -24.10%         N/A         N/A        -10.86%
SP MFS Capital Opportunities Portfolio                 09/00        -36.21%         N/A         N/A        -27.50%
SP Mid Cap Growth Portfolio                            09/00        -53.57%         N/A         N/A        -33.30%
SP PIMCO High Yield Portfolio                          09/00         -7.85%         N/A         N/A          0.90%
SP PIMCO Total Return Portfolio                        09/00          1.25%         N/A         N/A          8.45%
SP Prudential U.S. Emerging Growth Portfolio           09/00        -39.55%         N/A         N/A        -29.63%
SP Small/Mid Cap Value Portfolio                       09/00        -22.15%         N/A         N/A         -2.45%
SP Strategic Partners Focused Growth Portfolio         09/00        -32.85%         N/A         N/A        -27.37%
Janus Aspen Series--Growth Portfolio Service
  Shares                                               11/95        -34.29%       -4.95%        N/A          2.74%

     Table 2 shows the average annual rates of return using the same assumptions as in Table 1, but assumes that the investments are not withdrawn at the end of the period. This table assumes no deferred sales charges and no credit election.

                                    TABLE 2
      NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN ASSUMING NO WITHDRAWAL


                                                                               FIVE         TEN        FROM DATE
                                                                ONE YEAR      YEARS        YEARS      ESTABLISHED
                     FUND                           DATE         ENDED        ENDED        ENDED        THROUGH
                   PORTFOLIO                     ESTABLISHED   12/31/2002   12/31/2002   12/31/2002   12/31/2002
                   ---------                     -----------   ----------   ----------   ----------   -----------
Jennison Portfolio                                  05/95        -32.15%       -3.48%        N/A          5.57%
Prudential Equity Portfolio                         06/83        -23.68%       -4.26%       6.05%         8.92%
Prudential Global Portfolio                         09/88        -26.44%       -2.86%       4.87%         4.22%
Prudential Stock Index Portfolio                    10/87        -23.53%       -2.41%       7.25%        11.03%
Prudential Value Portfolio                          02/88        -23.31%       -2.29%       7.49%         8.86%
SP Aggressive Growth Asset Allocation Portfolio     09/00        -23.51%         N/A         N/A        -21.76%
SP AIM Aggressive Growth Portfolio                  09/00        -22.32%         N/A         N/A        -26.76%
SP AIM Core Equity Portfolio                        09/00        -16.64%         N/A         N/A        -24.44%
SP Alliance Large Cap Growth Portfolio              09/00        -32.38%         N/A         N/A        -27.35%
SP Alliance Technology Portfolio                    09/00        -42.37%         N/A         N/A        -39.29%
SP Balanced Asset Allocation Portfolio              09/00        -13.18%         N/A         N/A        -10.01%
SP Conservative Asset Allocation Portfolio          09/00         -7.48%         N/A         N/A         -4.03%
SP Davis Value Portfolio                            09/00        -17.15%         N/A         N/A        -12.52%
SP Deutsche International Equity Portfolio          09/00        -18.59%         N/A         N/A        -20.83%
SP Growth Asset Allocation Portfolio                09/00        -18.69%         N/A         N/A        -16.20%
SP INVESCO Small Company Growth Portfolio           09/00        -31.47%         N/A         N/A        -28.61%
SP Jennison International Growth Portfolio          09/00        -23.90%         N/A         N/A        -33.15%
SP Large Cap Value Portfolio                        09/00        -17.80%         N/A         N/A        -10.86%
SP MFS Capital Opportunities Portfolio              09/00        -29.91%         N/A         N/A        -27.50%
SP Mid Cap Growth Portfolio                         09/00        -47.27%         N/A         N/A        -33.30%
SP PIMCO High Yield Portfolio                       09/00         -1.55%         N/A         N/A          0.90%
SP PIMCO Total Return Portfolio                     09/00          7.55%         N/A         N/A          8.45%
SP Prudential U.S. Emerging Growth Portfolio        09/00        -33.25%         N/A         N/A        -29.63%
SP Small/Mid Cap Value Portfolio                    09/00        -15.85%         N/A         N/A         -2.45%
SP Strategic Partners Focused Growth Portfolio      09/00        -26.55%         N/A         N/A        -27.37%
Janus Aspen Series--Growth Portfolio Service
  Shares                                            11/95        -27.99%       -3.45%        N/A          2.74%

     Table 3 shows the cumulative total return for subaccounts, assuming no withdrawal. This table assumes no deferred sales charges and no credit election.


                                    TABLE 3
                 CUMULATIVE TOTAL RETURN ASSUMING NO WITHDRAWAL


                                                                               FIVE         TEN        FROM DATE
                                                                ONE YEAR      YEARS        YEARS      ESTABLISHED
                     FUND                           DATE         ENDED        ENDED        ENDED        THROUGH
                   PORTFOLIO                     ESTABLISHED   12/31/2002   12/31/2002   12/31/2002   12/31/2002
                   ---------                     -----------   ----------   ----------   ----------   -----------
Jennison Portfolio                                  05/95        -32.15%      -16.23%         N/A       123.28%
Prudential Equity Portfolio                         06/83        -23.68%      -19.56%      135.72%      596.74%
Prudential Global Portfolio                         09/88        -26.44%      -13.51%      118.52%      145.20%
Prudential Stock Index Portfolio                    10/87        -23.53%      -11.49%      163.26%      540.84%
Prudential Value Portfolio                          02/88        -23.31%      -10.94%      168.37%      360.49%
SP Aggressive Growth Asset Allocation Portfolio     09/00        -23.51%         N/A          N/A       -25.12%
SP AIM Aggressive Growth Portfolio                  09/00        -22.32%         N/A          N/A       -36.53%
SP AIM Core Equity Portfolio                        09/00        -16.64%         N/A          N/A       -36.51%
SP Alliance Large Cap Growth Portfolio              09/00        -32.38%         N/A          N/A       -28.42%
SP Alliance Technology Portfolio                    09/00        -42.37%         N/A          N/A       -44.11%
SP Balanced Asset Allocation Portfolio              09/00        -13.18%         N/A          N/A        -9.36%
SP Conservative Asset Allocation Portfolio          09/00         -7.48%         N/A          N/A        -1.57%
SP Davis Value Portfolio                            09/00        -17.15%         N/A          N/A       -10.92%
SP Deutsche International Equity Portfolio          09/00        -18.59%         N/A          N/A       -27.73%
SP Growth Asset Allocation Portfolio                09/00        -18.69%         N/A          N/A       -17.67%
SP INVESCO Small Company Growth Portfolio           09/00        -31.47%         N/A          N/A       -32.12%
SP Jennison International Growth Portfolio          09/00        -23.90%         N/A          N/A       -47.32%
SP Large Cap Value Portfolio                        09/00        -17.80%         N/A          N/A        -6.31%
SP MFS Capital Opportunities Portfolio              09/00        -29.91%         N/A          N/A       -31.26%
SP Mid Cap Growth Portfolio                         09/00        -47.27%         N/A          N/A       -24.40%
SP PIMCO High Yield Portfolio                       09/00         -1.55%         N/A          N/A         3.66%
SP PIMCO Total Return Portfolio                     09/00          7.55%         N/A          N/A        11.79%
SP Prudential U.S. Emerging Growth Portfolio        09/00        -33.25%         N/A          N/A       -32.54%
SP Small/Mid Cap Value Portfolio                    09/00        -15.85%         N/A          N/A        12.32%
SP Strategic Partners Focused Growth Portfolio      09/00        -26.55%         N/A          N/A       -34.13%
Janus Aspen Series--Growth Portfolio Service
  Shares                                            11/95        -27.99%      -16.10%         N/A        68.13%

     The following three tables refer to contracts sold the later of May 1, 2003 or upon state approval. The three tables assume a daily insurance and administrative charge equal to 2.00% on an annual basis, a charge for the guaranteed minimum income benefit equal to 0.45% on an annual basis of the "GMIB protected value" as defined in the prospectus, an earnings appreciator benefit charge of 0.30% of the contract value and an income appreciator benefit charge of 0.25% of the contract value.


     Table 1 below shows the average annual rates of total return on hypothetical investments of $1,000 for period ended December 31, 2002 in each subaccount (other than the Money Market Subaccount). These figures assume withdrawal of the investments at the end of the period other than to effect an annuity under the Contract. This table assumes deferred sales charges and no credit election.


                                    TABLE 1
                  NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN


                                                                              FIVE         TEN        FROM DATE
                                                               ONE YEAR      YEARS        YEARS      ESTABLISHED
                     FUND                          DATE         ENDED        ENDED        ENDED        THROUGH
                  PORTFOLIO                     ESTABLISHED   12/31/2002   12/31/2002   12/31/2002   12/31/2002
                  ---------                     -----------   ----------   ----------   ----------   -----------
Jennison Portfolio                                 05/95        -39.53%       -8.46%        N/A          0.73%
Prudential Equity Portfolio                        06/83        -31.13%       -9.32%       4.41%         3.89%
Prudential Global Portfolio                        09/88        -33.87%       -7.82%       4.17%        -0.14%
Prudential Stock Index Portfolio                   10/87        -30.99%       -7.36%       5.57%         5.56%
Prudential Value Portfolio                         02/88        -30.77%       -7.25%       5.77%         3.79%
SP Aggressive Growth Asset Allocation
  Portfolio                                        09/00        -30.96%         N/A         N/A        -23.28%
SP AIM Aggressive Growth Portfolio                 09/00        -29.78%         N/A         N/A        -28.28%
SP AIM Core Equity Portfolio                       09/00        -24.18%         N/A         N/A        -25.99%
SP Alliance Large Cap Growth Portfolio             09/00        -39.77%         N/A         N/A        -28.85%
SP Alliance Technology Portfolio                   09/00        -49.65%         N/A         N/A        -40.73%
SP Balanced Asset Allocation Portfolio             09/00        -20.72%         N/A         N/A        -11.61%
SP Conservative Asset Allocation Portfolio         09/00        -15.07%         N/A         N/A         -5.69%
SP Davis Value Portfolio                           09/00        -24.65%         N/A         N/A        -14.09%
SP Deutsche International Equity Portfolio         09/00        -26.07%         N/A         N/A        -22.36%
SP Growth Asset Allocation Portfolio               09/00        -26.18%         N/A         N/A        -17.75%
SP INVESCO Small Company Growth Portfolio          09/00        -38.85%         N/A         N/A        -30.10%
SP Jennison International Growth Portfolio         09/00        -31.36%         N/A         N/A        -34.65%
SP Large Cap Value Portfolio                       09/00        -25.30%         N/A         N/A        -12.43%
SP MFS Capital Opportunities Portfolio             09/00        -37.30%         N/A         N/A        -28.98%
SP Mid Cap Growth Portfolio                        09/00        -54.53%         N/A         N/A        -34.70%
SP PIMCO High Yield Portfolio                      09/00         -9.21%         N/A         N/A         -0.80%
SP PIMCO Total Return Portfolio                    09/00         -5.50%         N/A         N/A          1.94%
SP Prudential U.S. Emerging Growth Portfolio       09/00        -40.63%         N/A         N/A        -31.11%
SP Small/Mid Cap Value Portfolio                   09/00        -23.37%         N/A         N/A         -6.24%
SP Strategic Partners Focused Growth Portfolio     09/00        -33.98%         N/A         N/A        -28.89%
Janus Aspen Series--Growth Portfolio Service
  Shares                                           11/95        -35.40%       -8.43%        N/A         -1.64%

     Table 2 shows the average annual rates of return using the same assumptions as in Table 1 on the previous page, but assumes that the investments are not withdrawn at the end of the period. This table assumes no deferred sales charges and no credit election.

                                    TABLE 2
      NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN ASSUMING NO WITHDRAWAL


                                                                                  FIVE         TEN        FROM DATE
                                                                   ONE YEAR      YEARS        YEARS      ESTABLISHED
                       FUND                            DATE         ENDED        ENDED        ENDED        THROUGH
                    PORTFOLIO                       ESTABLISHED   12/31/2002   12/31/2002   12/31/2002   12/31/2002
                    ---------                       -----------   ----------   ----------   ----------   -----------
Jennison Portfolio                                     05/95        -33.23%       -6.73%         N/A         0.73%
Prudential Equity Portfolio                            06/83        -24.83%       -7.53%        1.49%        3.89%
Prudential Global Portfolio                            09/88        -27.57%       -6.14%        0.89%       -0.14%
Prudential Stock Index Portfolio                       10/87        -24.69%       -5.71%        2.65%        5.56%
Prudential Value Portfolio                             02/88        -24.47%       -5.61%        2.88%        3.79%
SP Aggressive Growth Asset Allocation Portfolio        09/00        -24.66%         N/A          N/A       -23.28%
SP AIM Aggressive Growth Portfolio                     09/00        -23.48%         N/A          N/A       -28.28%
SP AIM Core Equity Portfolio                           09/00        -17.88%         N/A          N/A       -25.99%
SP Alliance Large Cap Growth Portfolio                 09/00        -33.47%         N/A          N/A       -28.85%
SP Alliance Technology Portfolio                       09/00        -43.35%         N/A          N/A       -40.73%
SP Balanced Asset Allocation Portfolio                 09/00        -14.42%         N/A          N/A       -11.61%
SP Conservative Asset Allocation Portfolio             09/00         -8.77%         N/A          N/A        -5.69%
SP Davis Value Portfolio                               09/00        -18.35%         N/A          N/A       -14.09%
SP Deutsche International Equity Portfolio             09/00        -19.77%         N/A          N/A       -22.36%
SP Growth Asset Allocation Portfolio                   09/00        -19.88%         N/A          N/A       -17.75%
SP INVESCO Small Company Growth Portfolio              09/00        -32.55%         N/A          N/A       -30.10%
SP Jennison International Growth Portfolio             09/00        -25.06%         N/A          N/A       -34.65%
SP Large Cap Value Portfolio                           09/00        -19.00%         N/A          N/A       -12.43%
SP MFS Capital Opportunities Portfolio                 09/00        -31.00%         N/A          N/A       -28.98%
SP Mid Cap Growth Portfolio                            09/00        -48.23%         N/A          N/A       -34.70%
SP PIMCO High Yield Portfolio                          09/00         -2.91%         N/A          N/A        -0.80%
SP PIMCO Total Return Portfolio                        09/00          0.80%         N/A          N/A         1.94%
SP Prudential U.S. Emerging Growth Portfolio           09/00        -34.33%         N/A          N/A       -31.11%
SP Small/Mid Cap Value Portfolio                       09/00        -17.07%         N/A          N/A        -6.24%
SP Strategic Partners Focused Growth Portfolio         09/00        -27.68%         N/A          N/A       -28.89%
Janus Aspen Series--Growth Portfolio Service
  Shares                                               11/95        -29.10%       -6.71%         N/A        -1.64%

     Table 3 shows the cumulative total return for subaccounts investing in portfolios. This table assumes no deferred sales charges and no credit election.


                                    TABLE 3
                 CUMULATIVE TOTAL RETURN ASSUMING NO WITHDRAWAL


                                                                                  FIVE         TEN        FROM DATE
                                                                   ONE YEAR      YEARS        YEARS      ESTABLISHED
                       FUND                            DATE         ENDED        ENDED        ENDED        THROUGH
                    PORTFOLIO                       ESTABLISHED   12/31/2002   12/31/2002   12/31/2002   12/31/2002
                    ---------                       -----------   ----------   ----------   ----------   -----------
Jennison Portfolio                                     05/95        -33.23%      -29.43%        N/A         57.87%
Prudential Equity Portfolio                            06/83        -24.83%      -32.39%      53.89%       179.44%
Prudential Global Portfolio                            09/88        -27.57%      -27.16%      50.47%        35.13%
Prudential Stock Index Portfolio                       10/87        -24.69%      -25.48%      71.89%       200.92%
Prudential Value Portfolio                             02/88        -24.47%      -25.08%      75.23%       129.37%
SP Aggressive Growth Asset Allocation Portfolio        09/00        -24.66%         N/A         N/A        -27.12%
SP AIM Aggressive Growth Portfolio                     09/00        -23.48%         N/A         N/A        -38.32%
SP AIM Core Equity Portfolio                           09/00        -17.88%         N/A         N/A        -38.30%
SP Alliance Large Cap Growth Portfolio                 09/00        -33.47%         N/A         N/A        -30.39%
SP Alliance Technology Portfolio                       09/00        -43.35%         N/A         N/A        -45.78%
SP Balanced Asset Allocation Portfolio                 09/00        -14.42%         N/A         N/A        -11.65%
SP Conservative Asset Allocation Portfolio             09/00         -8.77%         N/A         N/A         -4.02%
SP Davis Value Portfolio                               09/00        -18.35%         N/A         N/A        -13.17%
SP Deutsche International Equity Portfolio             09/00        -19.77%         N/A         N/A        -29.66%
SP Growth Asset Allocation Portfolio                   09/00        -19.88%         N/A         N/A        -19.81%
SP INVESCO Small Company Growth Portfolio              09/00        -32.55%         N/A         N/A        -34.01%
SP Jennison International Growth Portfolio             09/00        -25.06%         N/A         N/A        -48.90%
SP Large Cap Value Portfolio                           09/00        -19.00%         N/A         N/A         -8.64%
SP MFS Capital Opportunities Portfolio                 09/00        -31.00%         N/A         N/A        -33.14%
SP Mid Cap Growth Portfolio                            09/00        -48.23%         N/A         N/A        -26.39%
SP PIMCO High Yield Portfolio                          09/00         -2.91%         N/A         N/A          1.13%
SP PIMCO Total Return Portfolio                        09/00          0.80%         N/A         N/A          3.63%
SP Prudential U.S. Emerging Growth Portfolio           09/00        -34.33%         N/A         N/A        -34.43%
SP Small/Mid Cap Value Portfolio                       09/00        -17.07%         N/A         N/A          4.13%
SP Strategic Partners Focused Growth Portfolio         09/00        -27.68%         N/A         N/A        -36.00%
Janus Aspen Series--Growth Portfolio Service
  Shares                                               11/95        -29.10%      -29.33%        N/A         25.22%


MONEY MARKET SUBACCOUNT YIELD

     The "yield" and "effective yield" figures for the Money Market Subaccount shown below were calculated using historical investment returns of the Money Market Portfolio of the Prudential Series Fund.


     The "yield" and "effective yield" of the Money Market Subaccount for the seven days ended December 31, 2002 were -0.57% and -0.57%, assuming election of the base death benefit only (1.65% annually). The "yield" and "effective yield" were -0.91% and -0.91%, assuming election of the Guaranteed Minimum Death Benefit Option greater of roll-up and step-up (2.00% annually).


     The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from contract owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%.

     The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = ([base period return + 1] 365/7)-1.

     The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis. Therefore, the stated yields for any given period are not necessarily an indication of future yields.

              COMPARATIVE PERFORMANCE INFORMATION AND ADVERTISING

     Reports or advertising may include comparative performance information, including, but not limited to: (1) comparisons to market indices such as the Dow Jones Industrial Average, the Standard & Poor's 500 Index, the Value Line Composite Index, the Russell 2000 Index, the Morgan Stanley World Index, the Lehman Brothers bond indices; (2) comparisons to other investments, such as certificates of deposit; (3) performance rankings assigned by services such as Morningstar, Inc. and Variable Annuity Research and Data Services (VARDS), and Lipper Analytical Services, Inc.; (4) data presented by analysts such as Dow Jones, A.M. Best, The Bank Rate Monitor National Index; and (5) data in publications such as The Wall Street Journal, The New York Times, Forbes, Barrons, Fortune, Money Magazine, and Financial World.

     Reports or advertising may also include the use of tax deferred compounding charts, hypothetical pay-in illustrations, and charts describing the power of tax deferred compounding on the bonus payment.

                               FEDERAL TAX STATUS

OTHER TAX RULES.

     1.  DIVERSIFICATION.

     The Internal Revenue Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable. Pruco Life believes the underlying variable investment options for the Contract meet these diversification requirements.

     2.  INVESTOR CONTROL.


     Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular investment options without causing you, instead of Pruco Life, to be considered the owner of the underlying assets. Because of this uncertainty, Pruco Life reserves the right to make such changes as it deems necessary to assure that the Contract qualifies as an annuity for tax purposes. Any such changes will apply uniformly to affected contract owners and will be made with such notice to affected contract owners as is feasible under the circumstances.


     3.  ENTITY OWNERS.


     Where a contract is held by a non-natural person (e.g., a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the Contract will not be taxed as an annuity and increases in the value of the Contract will be subject to tax.


     4.  PURCHASE PAYMENTS MADE BEFORE AUGUST 14, 1982.


     If your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982, favorable tax rules may apply to certain withdrawals from the contract. Generally, withdrawals are treated as a recovery of your investment in the Contract first until purchase payments made before August 14, 1982 are withdrawn. Moreover, any income allocable to purchase payments made before August 14, 1982, is not subject to the 10% tax penalty.


     5.  GENERATION-SKIPPING TRANSFERS.

     If you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

                           STATE SPECIFIC VARIATIONS



     We list below examples of limitations and restrictions of the Strategic Partners FlexElite contract imposed by state law. If your contract was issued in one of the states listed below, consult your contract for additional details.



          - The market value adjustment option is not available in Maryland, Oregon, and Washington.



          - The transfer fee will never exceed $10 for contracts issued in Florida and Texas.



          - Although we do not have the right to refuse subsequent purchase payments for contracts issued in Maryland, New Jersey, Pennsylvania, Oregon, or Texas, we do impose a maximum annual purchase payment limit of $2 million and a maximum aggregate purchase payment limit of $7 million.



          - For contracts issued in Pennsylvania, state law prevents us from waiving withdrawal charges because of terminal illness.



          - The credit option is not available in Connecticut and Oregon.



          - The Earnings Appreciator Benefit is not available in Minnesota and Washington.



          - The Income Appreciator Benefit is not available in Minnesota.



          - The Guaranteed Minimum Income Benefit is not available in North Dakota and Oregon.



          - You can elect either the Guaranteed Minimum Death Benefit or the Earnings Appreciator Benefit in New Jersey. You cannot elect both benefits.



          - For contracts issued in New Jersey, the Guaranteed Minimum Death Benefit Roll-Up Cap is equal to two times each invested purchase payment, reduced by the effect of withdrawals.



          - For contracts issued in Alabama, Maryland, Massachusetts, Pennsylvania, and Washington if you elect the Credit at the end of third Contract Year, the Withdrawal Charges are 7%, 6%, 5%. If you elect the Credit again at the end of the sixth Contract Year, the Withdrawal Charges are 4%, 3%, 2%.



          - When you enter the income phase of a contract issued in Florida, Maryland, Massachusetts, Oregon or Washington:



             -- No withdrawal charges are permitted



             -- If you select Income Option 1 -- Annuity Payments For A Fixed
                Period, the minimum period you can elect is 5 years; and



             -- Option 3 -- Interest Payment Option is not available



          - The "roll-up" value guaranteed minimum death benefit option is not available for contracts issued in Washington State.

                             DIRECTORS AND OFFICERS



     The directors and major officers of Pruco Life, listed with their principal occupations during the past 5 years, are shown below.



                            DIRECTORS OF PRUCO LIFE



     JAMES J. AVERY, JR., Vice Chairman and Director -- President, Prudential Individual Life Insurance since 1998; prior to 1998: Senior Vice President, Chief Actuary and CFO, Prudential Individual Insurance Group.



     VIVIAN L. BANTA, Chairman and Director -- Vice Chairman, Insurance Division, Prudential Financial since 2002; 2000 to 2002: Executive Vice President, Individual Financial Services, U.S. Consumer Group; 1998 to 1999:
Consultant, Individual Financial Services.



     RICHARD J. CARBONE, Director -- Senior Vice President and Chief Financial Officer since 1997.



     HELEN M. GALT, Director -- Company Actuary, Prudential since 1993.



     RONALD P. JOELSON, Director -- Senior Vice President, Prudential Asset, Liability and Risk Management since 1999; prior to 1999: President, Guaranteed Products, Prudential Institutional.



     ANDREW J. MAKO, President and Director -- Vice President, Finance, Insurance Division since 1999; prior to 1999: Vice President, Business Performance Management Group.



     DAVID R. ODENATH, JR., Director -- President, Annuities, since 2003; 1999 to 2003: President, Prudential Investments; prior to 1999: Senior Vice President and Director of Sales, Investment Consulting Group, PaineWebber.



                         OFFICERS WHO ARE NOT DIRECTORS



     SHAUN M. BYRNES, Senior Vice President -- Senior Vice President, Director of Annuities, Prudential Investments since 2001; 2000 to 2001: Senior Vice President, Director of Research, Prudential Investments; 1999 to 2000: Senior Vice President, Director of Mutual Funds, Prudential Investments; prior to 1999:
Vice President, Mutual Funds, Prudential Investments.



     C. EDWARD CHAPLIN, Treasurer -- Senior Vice President and Treasurer, Prudential since 2000; prior to 2000, Vice President and Treasurer, Prudential.



     THOMAS F. HIGGINS, Senior Vice President -- Vice President, Annuity Services, Prudential Individual Financial Services since 1999; 1998 to 1999:
Vice President, Mutual Funds, Prudential Individual Financial Services; prior to 1998: Principal, Mutual Fund Operations, The Vanguard Group.



     CLIFFORD E. KIRSCH, Chief Legal Officer and Secretary -- Chief Counsel, Variable Products, Prudential Law Department since 1995.



     MELODY C. MCDAID, Senior Vice President -- Vice President and Site Executive, Prudential Financial Services Customer Service Office since 1995.



     ESTHER H. MILNES, Senior Vice President -- Vice President and Chief Actuary, Prudential Individual Life Insurance since 1999; prior to 1999: Vice President and Actuary, Prudential Individual Insurance Group.



     JAMES M. O'CONNOR, Senior Vice President and Actuary -- Vice President, Guaranteed Products since 2001; 1998 to 2000: Corporate Vice President, Guaranteed Products; prior to 1998: Corporate Actuary, Prudential Investments.



     SHIRLEY H. SHAO, Senior Vice President and Chief Actuary -- Vice President and Actuary, Prudential since 1996.

     WILLIAM J. ECKERT, IV, Vice President and Chief Accounting Officer -- Vice President, Insurance Division, Prudential Financial since 2002; 2000 to 2002:
Vice President and IFS Controller, Prudential Enterprise Financial Management; 1999 to 2000: Vice President and Individual Life Controller, Prudential Enterprise Financial Management; prior to 1999: Vice President, Accounting, Enterprise Financial Management.



     The business address of all directors and officers of Pruco Life is 213 Washington Street, Newark, New Jersey 07102-2992.



     Pruco Life directors and officers are elected annually.

                              FINANCIAL STATEMENTS

     The following financial statements describe the financial condition of Pruco Life as well as the Pruco Life Flexible Premium Variable Annuity Account. The Pruco Life Flexible Premium Variable Annuity Account includes subaccounts that support the Strategic Partners FlexElite contracts, as well as subaccounts supporting other variable annuities issued by Pruco Life.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                             FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENTS OF NET ASSETS
December 31, 2002

                                                                              SUBACCOUNTS
                                            --------------------------------------------------------------------------------

                                              PRUDENTIAL                                       PRUDENTIAL
                                                MONEY         PRUDENTIAL       PRUDENTIAL         STOCK          PRUDENTIAL
                                               MARKET          EQUITY            VALUE            INDEX            GLOBAL
                                              PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO
                                            -------------   -------------    -------------    -------------    -------------
ASSETS
  Investment in the portfolios, at value    $ 492,182,305   $ 371,344,804    $ 315,497,893    $ 506,071,198    $  90,783,389
                                            -------------   -------------    -------------    -------------    -------------
  Net Assets ............................   $ 492,182,305   $ 371,344,804    $ 315,497,893    $ 506,071,198    $  90,783,389
                                            =============   =============    =============    =============    =============

NET ASSETS, representing:
  Accumulation units ....................   $ 492,182,305   $ 371,344,804    $ 315,497,893    $ 506,071,198    $  90,783,389
                                            -------------   -------------    -------------    -------------    -------------
                                            $ 492,182,305   $ 371,344,804    $ 315,497,893    $ 506,071,198    $  90,783,389
                                            =============   =============    =============    =============    =============

  Units outstanding .....................     416,179,436     308,350,995      213,942,267      410,343,936       89,622,369
                                            =============   =============    =============    =============    =============

  Portfolio shares held .................      49,218,231      23,577,448       22,945,301       21,007,522        7,998,536
  Portfolio net asset value per share ...   $       10.00   $       15.75    $       13.75    $       24.09    $       11.35
  Investment in portfolio shares, at cost   $ 492,182,305   $ 678,128,087    $ 483,607,194    $ 724,804,823    $ 167,115,652



STATEMENTS OF OPERATIONS
For the year ended December 31, 2002

                                                                              SUBACCOUNTS
                                            --------------------------------------------------------------------------------

                                              PRUDENTIAL                                       PRUDENTIAL
                                                MONEY         PRUDENTIAL       PRUDENTIAL         STOCK          PRUDENTIAL
                                               MARKET          EQUITY            VALUE            INDEX            GLOBAL
                                              PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO
                                            -------------   -------------    -------------    -------------    -------------
INVESTMENT INCOME
  Dividend income .......................   $   7,612,299   $   3,886,952    $   5,150,628    $   7,416,505    $   1,197,102
                                            -------------   -------------    -------------    -------------    -------------

EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk and
    for administration ..................       7,165,423       6,578,518        5,520,428        8,748,914        1,586,497
                                            -------------   -------------    -------------    -------------    -------------

NET INVESTMENT INCOME (LOSS) ............         446,876      (2,691,566)        (369,800)      (1,332,409)        (389,395)
                                            -------------   -------------    -------------    -------------    -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
  Capital gains distributions received ..               0               0                0        5,231,877                0
  Realized gain (loss) on shares redeemed               0     (64,150,308)     (32,276,875)     (38,730,507)     (13,852,186)
  Net change in unrealized gain (loss)
    on investments ......................               0     (61,865,627)     (74,635,906)    (137,153,904)     (19,932,167)
                                            -------------   -------------    -------------    -------------    -------------

NET GAIN (LOSS) ON INVESTMENTS ..........               0    (126,015,935)    (106,912,781)    (170,652,534)     (33,784,353)
                                            -------------   -------------    -------------    -------------    -------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ............   $     446,876   $(128,707,501)   $(107,282,581)   $(171,984,943)   $ (34,173,748)
                                            =============   =============    =============    =============    =============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A1

                                                     SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------------------------------
                    PRUDENTIAL                                         PRUDENTIAL                                       JANUS ASPEN
                    SP ALLIANCE      PRUDENTIAL       PRUDENTIAL       SP INVESCO      PRUDENTIAL       PRUDENTIAL        GROWTH
  PRUDENTIAL        LARGE CAP        SP DAVIS     SP SMALL/MID CAP   SMALL COMPANY      SP PIMCO         SP PIMCO        PORTFOLIO -
  JENNISON           GROWTH            VALUE            VALUE            GROWTH       TOTAL RETURN      HIGH YIELD        SERVICE
  PORTFOLIO         PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO       PORTFOLIO        PORTFOLIO         SHARES
-------------     -------------    -------------  ----------------   -------------    -------------    ------------    -------------

$ 521,576,793     $  19,330,887    $  81,448,725    $  59,474,299    $   9,683,223    $ 320,161,686    $ 50,232,062    $  9,935,444
-------------     -------------    -------------    -------------    -------------    -------------    ------------    ------------
$ 521,576,793     $  19,330,887    $  81,448,725    $  59,474,299    $   9,683,223    $ 320,161,686    $ 50,232,062    $  9,935,444
=============     =============    =============    =============    =============    =============    ============    ============


$ 521,576,793     $  19,330,887    $  81,448,725    $  59,474,299    $   9,683,223    $ 320,161,686    $ 50,232,062    $  9,935,444
-------------     -------------    -------------    -------------    -------------    -------------    ------------    ------------
$ 521,576,793     $  19,330,887    $  81,448,725    $  59,474,299    $   9,683,223    $ 320,161,686    $ 50,232,062    $  9,935,444
=============     =============    =============    =============    =============    =============    ============    ============

  470,005,008        36,086,876      106,230,212       67,382,754       17,602,579      282,336,590      49,942,623      19,693,074
=============     =============    =============    =============    =============    =============    ============    ============

   40,780,046         3,843,119       10,688,809        6,144,039        2,000,666       28,059,745       5,477,869         686,149
$       12.79     $        5.03    $        7.62    $        9.68    $        4.84    $       11.41    $       9.17    $      14.48
$ 962,759,526     $  26,810,907    $  94,407,685    $  67,585,328    $  12,507,421    $ 307,855,769    $ 52,537,963    $ 14,264,496



                                                     SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------------------------------
                    PRUDENTIAL                                         PRUDENTIAL                                       JANUS ASPEN
                    SP ALLIANCE      PRUDENTIAL       PRUDENTIAL       SP INVESCO      PRUDENTIAL      PRUDENTIAL         GROWTH
  PRUDENTIAL        LARGE CAP        SP DAVIS     SP SMALL/MID CAP   SMALL COMPANY      SP PIMCO        SP PIMCO         PORTFOLIO -
  JENNISON           GROWTH            VALUE            VALUE            GROWTH       TOTAL RETURN     HIGH YIELD         SERVICE
  PORTFOLIO         PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO       PORTFOLIO       PORTFOLIO          SHARES
-------------     -------------    -------------  ----------------   -------------    -------------   -------------    -------------

$   1,384,601     $           0    $       8,162    $     281,727    $           0    $   6,051,917    $  2,838,326    $          0
-------------     -------------    -------------    -------------    -------------    -------------    ------------    ------------



    9,747,353           299,198        1,157,742          763,633          140,646        3,012,429         577,707         158,231
-------------     -------------    -------------    -------------    -------------    -------------    ------------    ------------

   (8,362,752)         (299,198)      (1,149,580)        (481,906)        (140,646)       3,039,488       2,260,619        (158,231)
-------------     -------------    -------------    -------------    -------------    -------------    ------------    ------------



            0                 0                0                0                0            4,680               0               0
  (91,903,557)         (813,785)      (1,258,856)        (714,528)        (511,300)         235,632        (351,812)       (724,701)
 (173,957,946)       (6,421,505)     (11,726,731)      (9,241,838)      (2,782,000)      13,517,431      (1,851,730)     (2,566,795)
-------------     -------------    -------------    -------------    -------------    -------------    ------------    ------------

 (265,861,503)       (7,235,290)     (12,985,587)      (9,956,366)      (3,293,300)      13,757,743      (2,203,542)     (3,291,496)
-------------     -------------    -------------    -------------    -------------    -------------    ------------    ------------


$(274,224,255)    $  (7,534,488)   $ (14,135,167)   $ (10,438,272)   $  (3,433,946)   $  16,797,231    $     57,077    $ (3,449,727)
=============     =============    =============    =============    =============    =============    ============    ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A2

                             FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENTS OF NET ASSETS
December 31, 2002

                                                                              SUBACCOUNTS
                                              ---------------------------------------------------------------------------
                                                                                               PRUDENTIAL
                                              PRUDENTIAL      PRUDENTIAL       PRUDENTIAL     SP STRATEGIC    PRUDENTIAL
                                               SP LARGE         SP AIM       SP MFS CAPITAL     PARTNERS      SP MID CAP
                                               CAP VALUE      CORE EQUITY     OPPORTUNITIES  FOCUSED GROWTH     GROWTH
                                               PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO      PORTFOLIO
                                              -----------     -----------    --------------  --------------   -----------
ASSETS
  Investment in the portfolios, at value      $33,366,606     $12,421,344     $ 8,169,276     $ 9,833,771     $14,900,317
                                              -----------     -----------     -----------     -----------     -----------
  Net Assets ............................     $33,366,606     $12,421,344     $ 8,169,276     $ 9,833,771     $14,900,317
                                              ===========     ===========     ===========     ===========     ===========

NET ASSETS, representing:
  Accumulation units ....................     $33,366,606     $12,421,344     $ 8,169,276     $ 9,833,771     $14,900,317
                                              -----------     -----------     -----------     -----------     -----------
                                              $33,366,606     $12,421,344     $ 8,169,276     $ 9,833,771     $14,900,317
                                              ===========     ===========     ===========     ===========     ===========

  Units outstanding .....................      42,897,472      20,904,953      15,206,603      17,955,613      33,701,939
                                              ===========     ===========     ===========     ===========     ===========

  Portfolio shares held .................       4,272,293       2,250,243       1,633,855       1,955,024       3,643,109
  Portfolio net asset value per share ...     $      7.81     $      5.52     $      5.00     $      5.03     $      4.09
  Investment in portfolio shares, at cost     $38,984,325     $14,894,185     $11,098,192     $12,878,629     $23,339,377



STATEMENTS OF OPERATIONS
For the year ended December 31, 2002

                                                                              SUBACCOUNTS
                                              ---------------------------------------------------------------------------
                                                                                               PRUDENTIAL
                                              PRUDENTIAL      PRUDENTIAL       PRUDENTIAL     SP STRATEGIC    PRUDENTIAL
                                               SP LARGE         SP AIM       SP MFS CAPITAL     PARTNERS      SP MID CAP
                                               CAP VALUE      CORE EQUITY     OPPORTUNITIES  FOCUSED GROWTH     GROWTH
                                               PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO      PORTFOLIO
                                              -----------     -----------    --------------  --------------   -----------
INVESTMENT INCOME
  Dividend income .......................     $   357,813     $         0     $         0     $         0     $         0
                                              -----------     -----------     -----------     -----------     -----------

EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk and
    for administration ..................         444,117         184,848         127,999         138,916         221,740
                                              -----------     -----------     -----------     -----------     -----------

NET INVESTMENT INCOME (LOSS) ............         (86,304)       (184,848)       (127,999)       (138,916)       (221,740)
                                              -----------     -----------     -----------     -----------     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
  Capital gains distributions received ..               0               0               0               0               0
  Realized gain (loss) on shares redeemed        (593,886)       (571,764)       (754,875)       (345,276)     (1,818,320)
  Net change in unrealized gain (loss)
    on investments ......................      (5,296,801)     (1,462,930)     (2,039,985)     (2,317,799)     (7,375,545)
                                              -----------     -----------     -----------     -----------     -----------

NET GAIN (LOSS) ON INVESTMENTS ..........      (5,890,687)     (2,034,694)     (2,794,860)     (2,663,075)     (9,193,865)
                                              -----------     -----------     -----------     -----------     -----------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ............     $(5,976,991)    $(2,219,542)    $(2,922,859)    $(2,801,991)    $(9,415,605)
                                              ===========     ===========     ===========     ===========     ===========





   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A3

                                                        SUBACCOUNTS (CONTINUED)
   -----------------------------------------------------------------------------------------------------------------------------
                    PRUDENTIAL                      PRUDENTIAL      PRUDENTIAL      PRUDENTIAL      PRUDENTIAL      PRUDENTIAL
   SP PRUDENTIAL      SP AIM        PRUDENTIAL    SP CONSERVATIVE   SP BALANCED      SP GROWTH     SP AGGRESSIVE    SP JENNISON
   U.S. EMERGING    AGGRESSIVE      SP ALLIANCE        ASSET           ASSET           ASSET       GROWTH ASSET    INTERNATIONAL
      GROWTH          GROWTH        TECHNOLOGY      ALLOCATION      ALLOCATION      ALLOCATION      ALLOCATION        GROWTH
     PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
   -------------   ------------    ------------   ---------------  ------------    ------------    ------------    -------------

   $ 21,753,141    $  7,496,083    $  5,698,287    $111,677,492    $138,129,868    $ 88,202,145    $ 13,525,393    $ 14,017,136
   ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
   $ 21,753,141    $  7,496,083    $  5,698,287    $111,677,492    $138,129,868    $ 88,202,145    $ 13,525,393    $ 14,017,136
   ============    ============    ============    ============    ============    ============    ============    ============


   $ 21,753,141    $  7,496,083    $  5,698,287    $111,677,492    $138,129,868    $ 88,202,145    $ 13,525,393    $ 14,017,136
   ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
   $ 21,753,141    $  7,496,083    $  5,698,287    $111,677,492    $138,129,868    $ 88,202,145    $ 13,525,393    $ 14,017,136
   ============    ============    ============    ============    ============    ============    ============    ============

     41,583,996      13,147,893      15,633,504     121,340,682     166,933,696     120,051,807      20,717,277      28,227,755
   ============    ============    ============    ============    ============    ============    ============    ============

      4,648,107       1,461,225       1,700,981      12,191,866      17,352,998      12,895,050       2,292,439       3,321,596
   $       4.68    $       5.13    $       3.35    $       9.16    $       7.96    $       6.84    $       5.90    $       4.22
   $ 29,584,748    $  9,403,309    $  9,911,911    $114,788,676    $149,501,434    $100,395,022    $ 16,322,454    $ 18,226,930



                                                        SUBACCOUNTS (CONTINUED)
   -----------------------------------------------------------------------------------------------------------------------------
                    PRUDENTIAL                      PRUDENTIAL      PRUDENTIAL      PRUDENTIAL      PRUDENTIAL      PRUDENTIAL
   SP PRUDENTIAL      SP AIM        PRUDENTIAL    SP CONSERVATIVE   SP BALANCED      SP GROWTH     SP AGGRESSIVE    SP JENNISON
   U.S. EMERGING    AGGRESSIVE      SP ALLIANCE        ASSET           ASSET           ASSET       GROWTH ASSET    INTERNATIONAL
      GROWTH          GROWTH        TECHNOLOGY      ALLOCATION      ALLOCATION      ALLOCATION      ALLOCATION        GROWTH
     PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
   -------------   ------------    ------------   ---------------  ------------    ------------    ------------    -------------

   $          0    $          0    $          0    $    211,195    $          0    $          0    $          0    $          0
   ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------



        312,497         101,694          97,975       1,175,085       1,587,149       1,053,456         167,207         209,374
   ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

       (312,497)       (101,694)        (97,975)       (963,890)     (1,587,149)     (1,053,456)       (167,207)       (209,374)
   ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------



              0               0               0          49,684          81,061          21,217               0               0
       (916,588)       (221,186)       (898,885)       (757,040)     (1,400,341)     (1,486,642)       (424,927)       (809,892)
     (6,899,472)     (1,285,803)     (2,668,607)     (3,306,489)    (10,938,319)    (11,208,354)     (2,374,402)     (2,302,189)
   ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

     (7,816,060)     (1,506,989)     (3,567,492)     (4,013,845)    (12,257,599)    (12,673,779)     (2,799,329)     (3,112,081)
   ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


   $ (8,128,557)   $ (1,608,683)   $ (3,665,467)   $ (4,977,735)   $(13,844,748)   $(13,727,235)   $ (2,966,536)   $ (3,321,455)
   ============    ============    ============    ============    ============    ============    ============    ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A4

                             FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENTS OF NET ASSETS
December 31, 2002

                                                                             SUBACCOUNTS
                                             --------------------------------------------------------------------------
                                             PRUDENTIAL
                                             SP DEUTSCHE     EVERGREEN      EVERGREEN      EVERGREEN      EVERGREEN
                                            INTERNATIONAL   EVG CAPITAL        EVG        EVG GLOBAL         EVG
                                                EQUITY        GROWTH       FOUNDATION       LEADERS        GROWTH
                                              PORTFOLIO        FUND           FUND           FUND           FUND
                                             -----------    -----------    -----------    -----------    -----------
ASSETS
  Investment in the portfolios, at value     $20,520,915    $     5,003    $     5,658    $     4,436    $     3,331
                                             -----------    -----------    -----------    -----------    -----------
  Net Assets ............................    $20,520,915    $     5,003    $     5,658    $     4,436    $     3,331
                                             ===========    ===========    ===========    ===========    ===========

NET ASSETS, representing:
  Accumulation units ....................    $20,520,915    $     5,003    $     5,658    $     4,436    $     3,331
                                             -----------    -----------    -----------    -----------    -----------
                                             $20,520,915    $     5,003    $     5,658    $     4,436    $     3,331
                                             ===========    ===========    ===========    ===========    ===========

  Units outstanding .....................     31,180,145          7,210          6,679          5,512          4,532
                                             ===========    ===========    ===========    ===========    ===========

  Portfolio shares held .................      3,375,150            463            492            452            382
  Portfolio net asset value per share ...    $      6.08    $     10.80    $     11.51    $      9.82    $      8.72
  Investment in portfolio shares, at cost    $24,578,878    $     6,240    $     6,147    $     5,279    $     3,939



STATEMENTS OF OPERATIONS
For the year ended December 31, 2002

                                                                             SUBACCOUNTS
                                             --------------------------------------------------------------------------
                                             PRUDENTIAL
                                             SP DEUTSCHE     EVERGREEN      EVERGREEN      EVERGREEN      EVERGREEN
                                            INTERNATIONAL   EVG CAPITAL        EVG        EVG GLOBAL         EVG
                                                EQUITY        GROWTH       FOUNDATION       LEADERS        GROWTH
                                              PORTFOLIO        FUND           FUND           FUND*          FUND*
                                             -----------    -----------    -----------    -----------    -----------
INVESTMENT INCOME
  Dividend income .......................    $         0    $        23    $       138    $        34    $         0
                                             -----------    -----------    -----------    -----------    -----------

EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk and
    for administration ..................        284,747             83            685             48             35
                                             -----------    -----------    -----------    -----------    -----------

NET INVESTMENT INCOME (LOSS) ............       (284,747)           (60)          (547)           (14)           (35)
                                             -----------    -----------    -----------    -----------    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
  Capital gains distributions received ..              0             26              0              0              0
  Realized gain (loss) on shares redeemed       (310,931)          (101)        (6,195)            (6)            (6)
  Net change in unrealized gain (loss)
    on investments ......................     (2,770,902)        (1,521)          (101)          (843)          (608)
                                             -----------    -----------    -----------    -----------    -----------

NET GAIN (LOSS) ON INVESTMENTS ..........     (3,081,833)        (1,596)        (6,296)          (849)          (614)
                                             -----------    -----------    -----------    -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ............    $(3,366,580)   $    (1,656)   $    (6,843)   $      (863)   $      (649)
                                             ===========    ===========    ===========    ===========    ===========

* Became available February 4, 2002


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A5

---------------------------

  EVERGREEN      EVERGREEN
     EVG         EVG SMALL
    OMEGA        CAP VALUE
    FUND           FUND
 -----------    -----------


 $    16,705    $    41,551
 -----------    -----------
 $    16,705    $    41,551
 ===========    ===========


 $    16,705    $    41,551
 -----------    -----------
 $    16,705    $    41,551
 ===========    ===========

      22,447         48,225
 ===========    ===========

       1,548          3,902
 $     10.79    $     10.65
 $    18,926    $    44,471









  SUBACCOUNTS (CONTINUED)
---------------------------

  EVERGREEN      EVERGREEN
     EVG         EVG SMALL
    OMEGA        CAP VALUE
    FUND           FUND
 -----------    -----------


 $         0    $        56
 -----------    -----------




         149            241
 -----------    -----------

        (149)          (185)
 -----------    -----------



           0            894
         (56)           (30)

      (2,389)        (3,175)
 -----------    -----------

      (2,445)        (2,311)
 -----------    -----------


 $    (2,594)   $    (2,496)
 ===========    ===========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A6

                             FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                                                    SUBACCOUNTS
                                                   ---------------------------------------------------------------------------
                                                                 PRUDENTIAL                             PRUDENTIAL
                                                                MONEY MARKET                              EQUITY
                                                                 PORTFOLIO                              PORTFOLIO
                                                   -----------------------------------     -----------------------------------
                                                      01/01/2002         01/01/2001           01/01/2002          01/01/2001
                                                          TO                 TO                   TO                  TO
                                                      12/31/2002         12/31/2001           12/31/2002          12/31/2001
                                                   ---------------     ---------------     ---------------     ---------------
OPERATIONS
     Net investment income (loss) .............    $       446,876     $    10,959,280     $    (2,691,566)    $    (3,745,075)
     Capital gains distributions received .....                  0                   0                   0          34,915,525
     Realized gain (loss) on shares redeemed ..                  0                   0         (64,150,308)        (36,335,633)
     Net change in unrealized gain (loss) on
       investments ............................                  0                   0         (61,865,627)        (86,897,301)
                                                   ---------------     ---------------     ---------------     ---------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS ................            446,876          10,959,280        (128,707,501)        (92,062,484)
                                                   ---------------     ---------------     ---------------     ---------------

CONTRACT OWNER TRANSACTIONS
     Contract owner net payments ..............         91,207,610         118,635,969           5,648,202          13,473,163
     Surrenders, withdrawals and death benefits       (157,779,516)       (100,999,963)        (57,038,742)        (71,024,653)
     Net transfers between other subaccounts
       or fixed rate option ...................         45,716,839         136,630,101         (27,070,339)        (26,292,785)
     Withdrawal charge ........................           (218,410)           (103,527)           (229,740)           (241,755)
                                                   ---------------     ---------------     ---------------     ---------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM CONTRACT
     OWNER TRANSACTIONS .......................        (21,073,477)        154,162,580         (78,690,619)        (84,086,030)
                                                   ---------------     ---------------     ---------------     ---------------

TOTAL INCREASE (DECREASE) IN NET ASSETS .......        (20,626,601)        165,121,860        (207,398,120)       (176,148,514)

NET ASSETS
     Beginning of period ......................        512,808,906         347,687,046         578,742,924         754,891,438
                                                   ---------------     ---------------     ---------------     ---------------
     End of period ............................    $   492,182,305     $   512,808,906     $   371,344,804     $   578,742,924
                                                   ===============     ===============     ===============     ===============



   Beginning units ............................        424,217,942         287,224,387         365,793,095         417,658,568
                                                   ---------------     ---------------     ---------------     ---------------
   Units issued ...............................        624,320,650       1,006,793,912          13,835,019          23,098,144
   Units redeemed .............................       (632,359,156)       (869,800,357)        (71,277,119)        (74,963,617)
                                                   ---------------     ---------------     ---------------     ---------------
   Ending units ...............................        416,179,436         424,217,942         308,350,995         365,793,095
                                                   ===============     ===============     ===============     ===============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A7

                                                    SUBACCOUNTS (CONTINUED)
    -------------------------------------------------------------------------------------------------------------------
                 PRUDENTIAL                             PRUDENTIAL                              PRUDENTIAL
                   VALUE                               STOCK INDEX                               GLOBAL
                 PORTFOLIO                              PORTFOLIO                               PORTFOLIO
    -----------------------------------     -----------------------------------     -----------------------------------
       01/01/2002          01/01/2001          01/01/2002          01/01/2001          01/01/2002         01/01/2001
           TO                  TO                  TO                  TO                  TO                 TO
       12/31/2002          12/31/2001          12/31/2002          12/31/2001          12/31/2002         12/31/2001
    ---------------     ---------------     ---------------     ---------------     ---------------     ---------------

    $      (369,800)    $       879,768     $    (1,332,409)    $    (3,348,032)    $      (389,395)    $    (1,609,878)
                  0          47,354,518           5,231,877          44,581,212                   0          35,164,353
        (32,276,875)        (10,007,113)        (38,730,507)         (3,903,256)        (13,852,186)         (6,096,526)

        (74,635,906)        (58,365,346)       (137,153,904)       (164,509,678)        (19,932,167)        (60,914,372)
    ---------------     ---------------     ---------------     ---------------     ---------------     ---------------


       (107,282,581)        (20,138,173)       (171,984,943)       (127,179,754)        (34,173,748)        (33,456,423)
    ---------------     ---------------     ---------------     ---------------     ---------------     ---------------


          6,952,577          10,978,795          21,773,753          35,045,210           4,534,368           9,954,982
        (50,028,707)        (54,677,148)        (68,583,672)        (83,585,504)        (11,643,430)        (15,060,788)

        (17,055,775)         (9,447,394)        (28,176,813)        (31,506,086)         (6,886,254)         (1,727,413)
           (190,117)           (194,242)           (328,685)           (327,780)            (54,997)            (53,822)
    ---------------     ---------------     ---------------     ---------------     ---------------     ---------------



        (60,322,022)        (53,339,989)        (75,315,417)        (80,374,160)        (14,050,313)         (6,887,041)
    ---------------     ---------------     ---------------     ---------------     ---------------     ---------------

       (167,604,603)        (73,478,162)       (247,300,360)       (207,553,914)        (48,224,061)        (40,343,464)


        483,102,496         556,580,658         753,371,558         960,925,472         139,007,450         179,350,914
    ---------------     ---------------     ---------------     ---------------     ---------------     ---------------
    $   315,497,893     $   483,102,496     $   506,071,198     $   753,371,558     $    90,783,389     $   139,007,450
    ===============     ===============     ===============     ===============     ===============     ===============



        247,753,890         275,278,990         450,066,850         481,134,155          98,905,458          97,912,125
    ---------------     ---------------     ---------------     ---------------     ---------------     ---------------
         12,446,843          25,528,333          44,574,185          66,047,252         178,473,502         204,045,389
        (46,258,466)        (53,053,433)        (84,297,099)        (97,114,557)       (187,756,591)       (203,052,056)
    ---------------     ---------------     ---------------     ---------------     ---------------     ---------------
        213,942,267         247,753,890         410,343,936         450,066,850          89,622,369          98,905,458
    ===============     ===============     ===============     ===============     ===============     ===============




                PRUDENTIAL
                JENNISON
                PORTFOLIO
  -----------------------------------
       01/01/2002        01/01/2001
         TO                TO
       12/31/2002        12/31/2001
  ---------------     ---------------


  $    (8,362,752)    $   (12,181,544)
                0           9,899,564
      (91,903,557)        (42,496,959)

     (173,957,946)       (192,515,264)
  ---------------     ---------------


     (274,224,255)       (237,294,203)
  ---------------     ---------------


       24,318,492          50,331,662
      (75,050,300)        (95,408,338)

      (44,246,954)        (47,395,710)
         (411,700)           (421,632)
  ---------------     ---------------



      (95,390,462)        (92,894,018)
  ---------------     ---------------

     (369,614,717)       (330,188,221)


      891,191,510       1,221,379,731
  ---------------     ---------------
  $   521,576,793     $   891,191,510
  ===============     ===============



      519,479,818         542,288,556
  ---------------     ---------------
       71,575,400          96,705,767
     (121,050,210)       (119,514,505)
  ---------------     ---------------
      470,005,008         519,479,818
  ===============     ===============





   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A8

                             FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                                                         SUBACCOUNTS
                                                            -------------------------------------------------------------------
                                                                     PRUDENTIAL
                                                                     SP ALLIANCE                           PRUDENTIAL
                                                                  LARGE CAP GROWTH                       SP DAVIS VALUE
                                                                      PORTFOLIO                             PORTFOLIO
                                                            -------------------------------     -------------------------------
                                                              01/01/2002        01/01/2001        01/01/2002        01/01/2001
                                                                  TO                TO                TO                TO
                                                              12/31/2002        12/31/2001        12/31/2002        12/31/2001
                                                            -------------     -------------     -------------     -------------
OPERATIONS
     Net investment income (loss) ......................    $    (299,198)    $    (152,576)    $  (1,149,580)    $    (281,541)
     Capital gains distributions received ..............                0                 0                 0                 0
     Realized gain (loss) on shares redeemed ...........         (813,785)         (103,268)       (1,258,856)          (82,806)
     Net change in unrealized gain (loss) on investments       (6,421,505)         (873,610)      (11,726,731)       (1,510,830)
                                                            -------------     -------------     -------------     -------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS .........................       (7,534,488)       (1,129,454)      (14,135,167)       (1,875,177)
                                                            -------------     -------------     -------------     -------------

CONTRACT OWNER TRANSACTIONS
     Contract owner net payments .......................        7,493,813        11,426,655        29,586,706        39,356,512
     Surrenders, withdrawals and death benefits ........         (947,602)         (263,377)       (3,815,596)         (796,706)
     Net transfers between other subaccounts
       or fixed rate option ............................        3,199,567         3,177,029        10,803,995        13,863,579
     Withdrawal charge .................................          (11,176)           (1,296)          (43,662)           (5,288)
                                                            -------------     -------------     -------------     -------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM CONTRACT
     OWNER TRANSACTIONS ................................        9,734,602        14,339,011        36,531,443        52,418,097
                                                            -------------     -------------     -------------     -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ................        2,200,114        13,209,557        22,396,276        50,542,920

NET ASSETS
     Beginning of period ...............................       17,130,773         3,921,216        59,052,449         8,509,529
                                                            -------------     -------------     -------------     -------------
     End of period .....................................    $  19,330,887     $  17,130,773     $  81,448,725     $  59,052,449
                                                            =============     =============     =============     =============



   Beginning units .....................................       23,035,652         4,602,300        65,732,510         8,404,351
                                                            -------------     -------------     -------------     -------------
   Units issued ........................................       17,653,970        20,012,704        50,696,590        60,526,960
   Units redeemed ......................................       (4,602,746)       (1,579,352)      (10,198,888)       (3,198,801)
                                                            -------------     -------------     -------------     -------------
   Ending units ........................................       36,086,876        23,035,652       106,230,212        65,732,510
                                                            =============     =============     =============     =============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A9

                                           SUBACCOUNTS (CONTINUED)
  -------------------------------------------------------------------------------------------------------
             PRUDENTIAL                         PRUDENTIAL                          PRUDENTIAL
          SP SMALL/MID CAP                   SP INVESCO SMALL                        SP PIMCO
                VALUE                         COMPANY GROWTH                       TOTAL RETURN
              PORTFOLIO                          PORTFOLIO                           PORTFOLIO
  -------------------------------     -------------------------------     -------------------------------
      01/01/2002        01/01/2001       01/01/2002        01/01/2001        01/01/2002       01/01/2001
          TO                TO               TO                TO                TO               TO
      12/31/2002        12/31/2001       12/31/2002        12/31/2001        12/31/2002       12/31/2001
  -------------     -------------     -------------     -------------     -------------     -------------

  $    (481,906)    $     (42,004)    $    (140,646)    $     (60,032)    $   3,039,488     $     869,563
              0                 0                 0                 0             4,680         1,776,487
       (714,528)          (20,716)         (511,300)          (42,472)          235,632            28,707
     (9,241,838)          955,110        (2,782,000)            6,693        13,517,431        (1,258,248)
  -------------     -------------     -------------     -------------     -------------     -------------


    (10,438,272)          892,390        (3,433,946)          (95,811)       16,797,231         1,416,509
  -------------     -------------     -------------     -------------     -------------     -------------


     21,615,935        17,730,417         3,894,662         4,484,659        89,271,115        57,319,034
     (3,025,555)         (534,624)         (630,281)         (125,365)      (15,626,785)       (1,504,939)

     20,232,637        10,558,705         2,219,498         2,105,894       132,191,101        36,977,910
        (24,503)           (2,050)           (6,230)           (1,133)          (72,497)           (2,781)
  -------------     -------------     -------------     -------------     -------------     -------------



     38,798,514        27,752,448         5,477,649         6,464,055       205,762,934        92,789,224
  -------------     -------------     -------------     -------------     -------------     -------------

     28,360,242        28,644,838         2,043,703         6,368,244       222,560,165        94,205,733


     31,114,057         2,469,219         7,639,520         1,271,276        97,601,521         3,395,788
  -------------     -------------     -------------     -------------     -------------     -------------
  $  59,474,299     $  31,114,057     $   9,683,223     $   7,639,520     $ 320,161,686     $  97,601,521
  =============     =============     =============     =============     =============     =============



     28,976,676         2,227,460        10,453,645         1,523,779        90,215,414         3,242,257
  -------------     -------------     -------------     -------------     -------------     -------------
     45,859,910        28,455,381        23,703,145         9,295,638       206,738,939        91,556,935
     (7,453,832)       (1,706,165)      (16,554,211)         (365,772)      (14,617,763)       (4,583,778)
  -------------     -------------     -------------     -------------     -------------     -------------
     67,382,754        28,976,676        17,602,579        10,453,645       282,336,590        90,215,414
  =============     =============     =============     =============     =============     =============



             PRUDENTIAL
              SP PIMCO
             HIGH YIELD
              PORTFOLIO
   ------------------------------
    01/01/2002        01/01/2001
        TO                TO
    12/31/2002        12/31/2001
  -------------     -------------



  $   2,260,619     $     773,307
              0                 0
       (351,812)          (13,258)
     (1,851,730)         (457,589)
  -------------     -------------


         57,077           302,460
  -------------     -------------


     20,339,698        20,185,228
     (1,861,086)         (338,295)

      4,187,182         5,831,440
        (17,627)           (1,232)
  -------------     -------------



     22,648,167        25,677,141
  -------------     -------------

     22,705,244        25,979,601


     27,526,818         1,547,217
  -------------     -------------
  $  50,232,062     $  27,526,818
  =============     =============



     26,697,711         1,524,215
  -------------     -------------
     34,840,534        26,605,241
    (11,595,622)       (1,431,745)
  -------------     -------------
     49,942,623        26,697,711
  =============     =============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A10

                             FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                                               SUBACCOUNTS
                                                   ---------------------------------------------------------------
                                                             JANUS ASPEN                      PRUDENTIAL
                                                               GROWTH                          SP LARGE
                                                         PORTFOLIO - SERVICE                   CAP VALUE
                                                               SHARES                          PORTFOLIO
                                                   -----------------------------     -----------------------------
                                                    01/01/2002       01/01/2001       01/01/2002       01/01/2001
                                                        TO               TO               TO               TO
                                                    12/31/2002       12/31/2001       12/31/2002       12/31/2001
                                                   ------------     ------------     ------------     ------------
OPERATIONS
     Net investment income (loss) .............    $   (158,231)    $    (97,048)    $    (86,304)    $    (16,601)
     Capital gains distributions received .....               0           12,556                0                0
     Realized gain (loss) on shares redeemed ..        (724,701)        (202,623)        (593,886)         (27,551)
     Net change in unrealized gain (loss)
       on investments .........................      (2,566,795)      (1,460,979)      (5,296,801)        (364,921)
                                                   ------------     ------------     ------------     ------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS ................      (3,449,727)      (1,748,094)      (5,976,991)        (409,073)
                                                   ------------     ------------     ------------     ------------

CONTRACT OWNER TRANSACTIONS
     Contract owner net payments ..............       3,833,332        6,092,792       12,195,967       13,071,369
     Surrenders, withdrawals and death benefits        (448,693)        (189,814)      (1,476,706)        (222,009)
     Net transfers between other subaccounts
       or fixed rate option ...................         325,135        2,390,020        8,293,299        6,650,247
     Withdrawal charge ........................          (6,387)          (1,230)         (14,476)            (802)
                                                   ------------     ------------     ------------     ------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM CONTRACT
     OWNER TRANSACTIONS .......................       3,703,387        8,291,768       18,998,084       19,498,805
                                                   ------------     ------------     ------------     ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS .......         253,660        6,543,674       13,021,093       19,089,732

NET ASSETS
     Beginning of period ......................       9,681,784        3,138,110       20,345,513        1,255,781
                                                   ------------     ------------     ------------     ------------
     End of period ............................    $  9,935,444     $  9,681,784     $ 33,366,606     $ 20,345,513
                                                   ============     ============     ============     ============



   Beginning units ............................      15,055,260        3,780,615       21,807,984        1,203,155
                                                   ------------     ------------     ------------     ------------
   Units issued ...............................      13,041,813       12,509,131       26,771,037       21,533,144
   Units redeemed .............................      (8,403,999)      (1,234,486)      (5,681,549)        (928,315)
                                                   ------------     ------------     ------------     ------------
   Ending units ...............................      19,693,074       15,055,260       42,897,472       21,807,984
                                                   ============     ============     ============     ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A11

                                                        SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
         PRUDENTIAL                         PRUDENTIAL                       PRUDENTIAL                         PRUDENTIAL
           SP AIM                         SP MFS CAPITAL                SP STRATEGIC PARTNERS                   SP MID CAP
         CORE EQUITY                       OPPORTUNITIES                   FOCUSED GROWTH                         GROWTH
          PORTFOLIO                          PORTFOLIO                        PORTFOLIO                          PORTFOLIO
-----------------------------     -----------------------------     -----------------------------     -----------------------------
 01/01/2002       01/01/2001       01/01/2002       01/01/2001       01/01/2002       01/01/2001       01/01/2002       01/01/2001
     TO               TO               TO               TO               TO               TO               TO               TO
 12/31/2002       12/31/2001       12/31/2002       12/31/2001       12/31/2002       12/31/2001       12/31/2002       12/31/2001
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

$   (184,848)    $    (93,035)    $   (127,999)    $    (60,153)    $   (138,916)    $    (71,307)    $   (221,740)    $   (114,402)
           0                0                0                0                0                0                0           24,781
    (571,764)        (139,324)        (754,875)        (133,029)        (345,276)         (81,824)      (1,818,320)        (181,133)

  (1,462,930)        (912,525)      (2,039,985)        (860,253)      (2,317,799)        (551,782)      (7,375,545)        (954,500)
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


  (2,219,542)      (1,144,884)      (2,922,859)      (1,053,435)      (2,801,991)        (704,913)      (9,415,605)      (1,225,254)
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


   3,565,625        6,712,844        2,601,118        4,464,581        3,326,038        4,416,395        6,301,816        8,348,070
    (563,949)        (220,223)        (574,079)        (121,195)        (482,287)         (86,803)        (871,362)        (212,011)

   1,564,951        2,528,985        1,506,339        2,309,488        2,332,248        1,965,280        4,261,595        4,553,438
      (6,438)            (656)          (4,913)            (949)          (6,942)          (1,565)          (7,461)            (909)
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------



   4,560,189        9,020,950        3,528,465        6,651,925        5,169,057        6,293,307        9,684,588       12,688,588
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

   2,340,647        7,876,066          605,606        5,598,490        2,367,066        5,588,394          268,983       11,463,334


  10,080,697        2,204,631        7,563,670        1,965,180        7,466,705        1,878,311       14,631,334        3,168,000
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------
$ 12,421,344     $ 10,080,697     $  8,169,276     $  7,563,670     $  9,833,771     $  7,466,705     $ 14,900,317     $ 14,631,334
============     ============     ============     ============     ============     ============     ============     ============



  15,144,053        2,628,013       10,537,078        2,154,503       10,903,246        2,371,998       18,905,462        3,255,215
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------
  10,595,360       14,114,644       19,512,070        9,409,682       13,737,340        9,407,390       35,552,557       17,632,038
  (4,834,460)      (1,598,604)     (14,842,545)      (1,027,107)      (6,684,973)        (876,142)     (20,756,080)      (1,981,791)
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------
  20,904,953       15,144,053       15,206,603       10,537,078       17,955,613       10,903,246       33,701,939       18,905,462
============     ============     ============     ============     ============     ============     ============     ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A12

                             FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                                                         SUBACCOUNTS
                                                            -------------------------------------------------------------------
                                                                     SP PRUDENTIAL                         PRUDENTIAL
                                                                     U.S. EMERGING                           SP AIM
                                                                        GROWTH                          AGGRESSIVE GROWTH
                                                                       PORTFOLIO                            PORTFOLIO
                                                            -------------------------------     -------------------------------
                                                              01/01/2002        01/01/2001        01/01/2002        01/01/2001
                                                                  TO                TO                TO                TO
                                                              12/31/2002        12/31/2001        12/31/2002        12/31/2001
                                                            -------------     -------------     -------------     -------------
OPERATIONS
     Net investment income (loss) ......................    $    (312,497)    $    (139,336)    $    (101,694)    $     (50,573)
     Capital gains distributions received ..............                0                 0                 0                 0
     Realized gain (loss) on shares redeemed ...........         (916,588)         (168,337)         (221,186)         (193,750)
     Net change in unrealized gain (loss) on investments       (6,899,472)         (736,352)       (1,285,803)         (510,831)
                                                            -------------     -------------     -------------     -------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS .........................       (8,128,557)       (1,044,025)       (1,608,683)         (755,154)
                                                            -------------     -------------     -------------     -------------

CONTRACT OWNER TRANSACTIONS
     Contract owner net payments .......................        7,937,782        11,575,570         3,065,109         3,396,039
     Surrenders, withdrawals and death benefits ........       (1,529,605)         (285,588)         (245,215)          (92,455)
     Net transfers between other subaccounts
       or fixed rate option ............................        5,538,406         4,365,748         1,146,544           854,516
     Withdrawal charge .................................          (12,372)           (2,033)           (4,729)             (614)
                                                            -------------     -------------     -------------     -------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM CONTRACT
     OWNER TRANSACTIONS ................................       11,934,211        15,653,697         3,961,709         4,157,486
                                                            -------------     -------------     -------------     -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ................        3,805,654        14,609,672         2,353,026         3,402,332

NET ASSETS
     Beginning of period ...............................       17,947,487         3,337,815         5,143,057         1,740,725
                                                            -------------     -------------     -------------     -------------
     End of period .....................................    $  21,753,141     $  17,947,487     $   7,496,083     $   5,143,057
                                                            =============     =============     =============     =============



   Beginning units .....................................       24,615,931         3,996,179         7,676,412         2,033,018
                                                            -------------     -------------     -------------     -------------
   Units issued ........................................       22,569,777        22,932,854         8,256,549         6,524,249
   Units redeemed ......................................       (5,601,712)       (2,313,102)       (2,785,068)         (880,855)
                                                            -------------     -------------     -------------     -------------
   Ending units ........................................       41,583,996        24,615,931        13,147,893         7,676,412
                                                            =============     =============     =============     =============





   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A13

                                                        SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
          PRUDENTIAL                       PRUDENTIAL                        PRUDENTIAL                         PRUDENTIAL
          SP ALLIANCE                    SP CONSERVATIVE                     SP BALANCED                         SP GROWTH
          TECHNOLOGY                    ASSET ALLOCATION                  ASSET ALLOCATION                   ASSET ALLOCATION
          PORTFOLIO                        PORTFOLIO                          PORTFOLIO                          PORTFOLIO
-----------------------------    ------------------------------    ------------------------------    ------------------------------
 01/01/2002       01/01/2001       01/01/2002       01/01/2001       01/01/2002       01/01/2001       01/01/2002       01/01/2001
     TO               TO               TO               TO               TO               TO               TO               TO
 12/31/2002       12/31/2001       12/31/2002       12/31/2001       12/31/2002       12/31/2001       12/31/2002       12/31/2001
------------    -------------    -------------    -------------    -------------    -------------    -------------    -------------

$    (97,975)   $     (83,019)   $    (963,890)   $     335,590    $  (1,587,149)   $     412,009    $  (1,053,456)   $      32,507
           0                0           49,684           48,721           81,061          140,191           21,217           51,612
    (898,885)        (376,109)        (757,040)         (33,429)      (1,400,341)        (332,240)      (1,486,642)        (354,329)
  (2,668,607)      (1,038,226)      (3,306,489)         180,813      (10,938,319)        (447,506)     (11,208,354)        (981,902)
------------    -------------    -------------    -------------    -------------    -------------    -------------    -------------


  (3,665,467)      (1,497,354)      (4,977,735)         531,695      (13,844,748)        (227,546)     (13,727,235)      (1,252,112)
------------    -------------    -------------    -------------    -------------    -------------    -------------    -------------


   1,522,695        3,261,072       48,798,047       27,823,674       54,806,417       37,097,290       38,498,184       26,195,438
    (565,795)        (126,087)      (5,806,531)      (1,241,794)      (7,878,000)        (966,628)      (3,821,601)        (493,931)

   1,291,376        1,296,327       26,662,537       18,125,329       39,561,072       26,033,695       21,298,897       17,733,286
      (3,679)            (739)         (29,394)          (1,436)         (46,288)          (1,972)         (37,703)          (4,069)
------------    -------------    -------------    -------------    -------------    -------------    -------------    -------------



   2,244,597        4,430,573       69,624,659       44,705,773       86,443,201       62,162,385       55,937,777       43,430,724
------------    -------------    -------------    -------------    -------------    -------------    -------------    -------------

  (1,420,870)       2,933,219       64,646,924       45,237,468       72,598,453       61,934,839       42,210,542       42,178,612


   7,119,157        4,185,938       47,030,568        1,793,100       65,531,415        3,596,576       45,991,603        3,812,991
------------    -------------    -------------    -------------    -------------    -------------    -------------    -------------
$  5,698,287    $   7,119,157    $ 111,677,492    $  47,030,568    $ 138,129,868    $  65,531,415    $  88,202,145    $  45,991,603
============    =============    =============    =============    =============    =============    =============    =============



  11,943,564        5,511,459       47,726,080        1,785,527       70,953,466        3,671,712       54,257,452        4,007,826
------------    -------------    -------------    -------------    -------------    -------------    -------------    -------------
  10,874,751        8,665,973       91,545,448       50,026,197      115,283,727       71,999,467       86,027,961       54,708,405
  (7,184,811)      (2,233,868)     (17,930,846)      (4,085,644)     (19,303,497)      (4,717,713)     (20,233,606)      (4,458,779)
------------    -------------    -------------    -------------    -------------    -------------    -------------    -------------
  15,633,504       11,943,564      121,340,682       47,726,080      166,933,696       70,953,466      120,051,807       54,257,452
============    =============    =============    =============    =============    =============    =============    =============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A14

                             FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                                                         SUBACCOUNTS
                                                            -------------------------------------------------------------------
                                                                       PRUDENTIAL                            PRUDENTIAL
                                                                  SP AGGRESSIVE GROWTH                       SP JENNISON
                                                                    ASSET ALLOCATION                    INTERNATIONAL GROWTH
                                                                        PORTFOLIO                             PORTFOLIO
                                                            -------------------------------     -------------------------------
                                                              01/01/2002        01/01/2001         01/01/2002       01/01/2001
                                                                  TO                TO                 TO               TO
                                                              12/31/2002        12/31/2001         12/31/2002       12/31/2001
                                                            -------------     -------------     -------------     -------------
OPERATIONS
     Net investment income (loss) ......................    $    (167,207)    $     (48,226)    $    (209,374)    $     (70,335)
     Capital gains distributions received ..............                0            18,318                 0                 0
     Realized gain (loss) on shares redeemed ...........         (424,927)         (193,418)         (809,892)         (107,715)
     Net change in unrealized gain (loss) on investments       (2,374,402)         (397,301)       (2,302,189)       (1,825,184)
                                                            -------------     -------------     -------------     -------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS .........................       (2,966,536)         (620,627)       (3,321,455)       (2,003,234)
                                                            -------------     -------------     -------------     -------------

CONTRACT OWNER TRANSACTIONS
     Contract owner net payments .......................        6,127,137         3,708,328         5,319,236         7,465,582
     Surrenders, withdrawals and death benefits ........         (253,741)          (89,570)         (719,269)         (169,013)
     Net transfers between other subaccounts
       or fixed rate option ............................        3,260,662         2,409,356         2,410,837         2,658,653
     Withdrawal charge .................................           (8,671)             (905)           (8,202)             (911)
                                                            -------------     -------------     -------------     -------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM CONTRACT
     OWNER TRANSACTIONS ................................        9,125,387         6,027,209         7,002,602         9,954,311
                                                            -------------     -------------     -------------     -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ................        6,158,851         5,406,582         3,681,147         7,951,077

NET ASSETS
     Beginning of period ...............................        7,366,542         1,959,960        10,335,989         2,384,912
                                                            -------------     -------------     -------------     -------------
     End of period .....................................    $  13,525,393     $   7,366,542     $  14,017,136     $  10,335,989
                                                            =============     =============     =============     =============



   Beginning units .....................................        9,468,671         2,108,792        17,864,433         2,818,070
                                                            -------------     -------------     -------------     -------------
   Units issued ........................................       14,870,045         8,926,235       144,301,200        23,237,813
   Units redeemed ......................................       (3,621,439)       (1,566,356)     (133,937,878)       (8,191,450)
                                                            -------------     -------------     -------------     -------------
   Ending units ........................................       20,717,277         9,468,671        28,227,755        17,864,433
                                                            =============     =============     =============     =============

     * Date subaccount became available




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A15

                                                       SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
           PRUDENTIAL                       EVERGREEN                          EVERGREEN                EVERGREEN        EVERGREEN
          SP DEUTSCHE                      EVG CAPITAL                            EVG                      EVG              EVG
     INTERNATIONAL EQUITY                    GROWTH                           FOUNDATION             GLOBAL LEADERS       GROWTH
           PORTFOLIO                          FUND                               FUND                      FUND             FUND
-----------------------------     -----------------------------     -----------------------------    --------------    ------------
 01/01/2002       01/01/2001       01/01/2002       05/07/2001*      01/01/2002       05/07/2001*      02/04/2002*      02/04/2002*
     TO               TO               TO               TO               TO               TO               TO               TO
 12/31/2002       12/31/2001       12/31/2002       12/31/2001       12/31/2002       12/31/2001       12/31/2002       12/31/2002
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

$   (284,747)    $    (66,545)    $        (60)    $        (15)    $       (547)    $        384     $        (14)    $        (35)
           0                0               26                0                0                0                0                0
    (310,931)         (68,403)            (101)               1           (6,195)               0               (6)              (6)
  (2,770,902)      (1,334,706)          (1,521)             284             (101)            (388)            (843)            (608)
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


  (3,366,580)      (1,469,654)          (1,656)             270           (6,843)              (4)            (863)            (649)
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


  11,225,258        9,729,415              (15)           6,713              (28)           6,749                2                7
    (813,846)        (270,507)            (303)               0         (110,876)               0                0                0

      63,816        3,313,547                0                0          105,000           11,667            5,297            3,973
     (13,451)          (2,400)              (6)               0               (7)               0                0                0
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------



  10,461,777       12,770,055             (324)           6,713           (5,911)          18,416            5,299            3,980
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

   7,095,197       11,300,401           (1,980)           6,983          (12,754)          18,412            4,436            3,331


  13,425,718        2,125,317            6,983                0           18,412                0                0                0
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------
  20,520,915     $ 13,425,718            5,003     $      6,983     $      5,658     $     18,412     $      4,436     $      3,331
============     ============     ============     ============     ============     ============     ============     ============



  18,003,649        2,251,693            7,690                0           19,363                0                0                0
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------
  90,974,427       33,853,568                0            7,690          116,779           19,363            5,512            4,532
 (77,797,931)     (18,101,612)            (480)               0         (129,463)               0                0                0
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------
  31,180,145       18,003,649            7,210            7,690            6,679           19,363            5,512            4,532
============     ============     ============     ============     ============     ============     ============     ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A16

                             FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                                                    SUBACCOUNTS
                                                            -----------------------------------------------------------
                                                                      EVERGREEN                       EVERGREEN
                                                                         EVG                          EVG SMALL
                                                                        OMEGA                         CAP VALUE
                                                                        FUND                             FUND
                                                            ---------------------------     ---------------------------
                                                             01/01/2002      05/07/2001*     01/01/2002      05/07/2001*
                                                                 TO              TO              TO              TO
                                                             12/31/2002      12/31/2001      12/31/2002      12/31/2001
                                                            -----------     -----------     -----------     -----------
OPERATIONS
     Net investment income (loss) ......................    $      (149)    $        (7)    $      (185)    $        (1)
     Capital gains distributions received ..............              0               0             894             268
     Realized gain (loss) on shares redeemed ...........            (56)              0             (30)              0
     Net change in unrealized gain (loss) on investments         (2,389)            168          (3,175)            255
                                                            -----------     -----------     -----------     -----------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS .........................         (2,594)            161          (2,496)            522
                                                            -----------     -----------     -----------     -----------

CONTRACT OWNER TRANSACTIONS
     Contract owner net payments .......................            (35)          3,357              18           3,358
     Surrenders, withdrawals and death benefits ........           (154)              0            (196)              0
     Net transfers between other subaccounts
       or fixed rate option ............................         15,973               0          40,348               0
     Withdrawal charge .................................             (3)              0              (3)              0
                                                            -----------     -----------     -----------     -----------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM CONTRACT
     OWNER TRANSACTIONS ................................         15,781           3,357          40,167           3,358
                                                            -----------     -----------     -----------     -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS ................         13,187           3,518          37,671           3,880

NET ASSETS
     Beginning of period ...............................          3,518               0           3,880               0
                                                            -----------     -----------     -----------     -----------
     End of period .....................................    $    16,705     $     3,518     $    41,551     $     3,880
                                                            ===========     ===========     ===========     ===========



   Beginning units .....................................          3,859               0           3,551               0
                                                            -----------     -----------     -----------     -----------
   Units issued ........................................         18,825           3,859          44,897           3,551
   Units redeemed ......................................           (237)              0            (223)              0
                                                            -----------     -----------     -----------     -----------
   Ending units ........................................         22,447           3,859          48,225           3,551
                                                            ===========     ===========     ===========     ===========

     * Date subaccount became available




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A17

                        NOTES TO FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                                DECEMBER 31, 2002


NOTE 1: GENERAL

        Pruco Life Flexible Premium Variable Annuity Account (the "Account") was established on July 16, 1985 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life"), which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). The assets of the Account are segregated from Pruco Life's other assets. Proceeds from purchases of Strategic Partners Variable Annuity One, Strategic Partners Variable Annuity One Enhanced, Strategic Partners Select, Strategic Partners Advisor, Strategic Partners Plus, Strategic Partners Plus Enhanced, Strategic Partners FlexElite, (Collectively, "Strategic Partners"), Discovery Preferred, Discovery Select, and Discovery Choice variable annuity contracts are invested in the account. The Strategic Partners contract options differ based on the death benefit and other options selected by the contract owner.

        The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable annuity contracts. There are fifty-four subaccounts within the Account. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund") or one of the non-Prudential administered funds. Investment options vary by contract. Options available to the Strategic Partners contracts which invest in a corresponding portfolio of the Series Fund are: Prudential Money Market Portfolio, Prudential Equity Portfolio, Prudential Value Portfolio, Prudential Stock Index Portfolio, Prudential Global Portfolio, Prudential Jennison Portfolio, Prudential SP Alliance Large Cap Growth Portfolio, Prudential SP Davis Value Portfolio, Prudential SP Small/Mid cap Value Portfolio, Prudential SP INVESCO Small Company Growth Portfolio, Prudential SP PIMCO Total Return Portfolio, Prudential SP PIMCO High Yield Portfolio, Prudential SP Large Cap Value Portfolio, Prudential SP AIM Core Equity Portfolio, Prudential SP MFS Capital Opportunities Portfolio, Prudential SP Strategic Partners Focused Growth Portfolio, Prudential SP Mid cap Growth Portfolio, SP Prudential U.S. Emerging Growth Portfolio, Prudential SP AIM Aggressive Growth Portfolio, Prudential SP Alliance Technology Portfolio, Prudential SP Conservative Asset Allocation Portfolio, Prudential SP Balanced Asset Allocation Portfolio, Prudential SP Growth Asset Allocation Portfolio, Prudential SP Aggressive Growth Asset Allocation Portfolio, Prudential SP Jennison International Growth Portfolio and Prudential SP Deutsche International Equity Portfolio. Options available for the Strategic Partners contracts which invest in a corresponding portfolio of the non-Prudential administered funds are: Janus Aspen Series Growth Portfolio - Service Shares, Evergreen EVG Capital Growth Fund, Evergreen EVG Blue Chip Fund, Evergreen EVG Foundation Fund, Evergreen EVG Global Leaders Fund, Evergreen EVG Growth Fund, Evergreen EVG Masters Fund, Evergreen EVG Omega Fund, and Evergreen EVG Small Cap Value Fund. These financial statements relate only to the subaccounts available to the Strategic Partners contract owners.

        The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

        Effective February 4, 2002 Prudential Equity Portfolio and Prudential Value Portfolio of the Series Fund became available to the Strategic Partners contracts.

        At December 31, 2002 there were no balances pertaining to the Evergreen EVG Blue Chip Fund and the Evergreen EVG Masters Fund.

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

        The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

        INVESTMENTS--The investments in shares of the Series Fund or the non-Prudential administered funds are stated at the net asset value of the respective portfolio, which value their investment securities at fair value.

        SECURITY TRANSACTIONS--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.



                                      A18

        DISTRIBUTIONS RECEIVED--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund or the non-Prudential administered funds and are recorded on the distribution date.

NOTE 3: CHARGES AND EXPENSES

        A. Mortality Risk and Expense Risk Charges

        The mortality risk and expense risk charges are applied daily against the net assets of the separate account attributable to each of the contracts. Mortality risk is that annuitants may live longer than estimated and expense risk is that the cost of issuing and administering the contracts may exceed related charges by Pruco Life.

        B. Administration Charge

        The administration charge is applied daily against the net assets held in each subaccount. Administration charges include costs associated with issuing the contract, establishing and maintaining records, and providing reports to contract owners.

        CONTRACTS:                                                      MORTALITY RATE:   ADMINISTRATION RATE:
        ---------                                                       --------------    --------------------
        Strategic Partners Annuity One
             Basic                                                           1.40%                0.00%
             GMDB Annual Step Up or 5% Roll Up                               1.60%                0.00%
             GMDB with Greater of Roll Up or Step Up                         1.70%                0.00%
        Strategic Partners Annuity One Enhanced - Non Bonus Version
             Basic                                                           1.40%                0.00%
             GMDB Annual Step Up or 5% Roll Up                               1.60%                0.00%
             GMDB with Greater of Roll Up or Step Up                         1.70%                0.00%
        Strategic Partners Annuity One Enhanced - Bonus Version
             Basic                                                           1.50%                0.00%
             GMDB Annual Step Up or 5% Roll Up                               1.70%                0.00%
             GMDB with Greater of Roll Up or Step Up                         1.80%                0.00%
        Strategic Partners Plus
             Basic                                                           1.40%                0.00%
             GMDB Annual Step Up or 5% Roll Up                               1.60%                0.00%
             GMDB with Step Up and Roll Up                                   1.70%                0.00%
        Strategic Partners Plus Enhanced - Non Bonus Version
             Basic                                                           1.40%                0.00%
             GMDB Annual Step Up or 5% Roll Up                               1.60%                0.00%
             GMDB with Step Up and Roll Up                                   1.70%                0.00%
        Strategic Partners Plus Enhanced - Bonus Version
             Basic                                                           1.50%                0.00%
             GMDB Annual Step Up or 5% Roll Up                               1.70%                0.00%
             GMDB with Step Up and Roll Up                                   1.80%                0.00%
        Strategic Partners Select GMDB with Step Up and Roll Up              1.52%                0.00%
        Strategic Partners Advisor
             Basic                                                           1.40%                0.00%
             GMDB with Step Up and Roll Up                                   1.65%                0.00%
        Strategic Partners FlexElite
             Basic                                                           1.60%                0.00%
             GMDB Annual Step Up or 5% Roll Up                               1.80%                0.00%
             GMDB with Greater of Roll Up or Step Up                         1.90%                0.00%
        Discovery Preferred Variable Annuity                                 1.25%                0.15%
        Discovery Select Variable Annuity                                    1.25%                0.15%
        Discovery Choice
             Basic                                                           1.35%                0.00%
             Enhanced                                                        1.65%                0.00%

        C. Withdrawal Charges

        A withdrawal charge may be made upon full or partial contract owner redemptions. The charge compensates Pruco Life for paying all of the expenses of selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature, and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn.



                                      A19

NOTE 4: TAXES

        Pruco Life is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Pruco Life Management will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

NOTE 5: PURCHASES AND SALES OF INVESTMENTS

        The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Series Fund and the non-Prudential administered funds for the year ended December 31, 2002 were as follows:

                                                                           PURCHASES           SALES
                                                                         -------------    ---------------
        Prudential Money Market Portfolio .............................  $ 660,439,003    $ (688,677,902)
        Prudential Equity Portfolio ...................................  $  15,931,554    $ (101,200,690)
        Prudential Value Portfolio ....................................  $  14,376,022    $  (80,218,472)
        Prudential Stock Index Portfolio ..............................  $  41,014,190    $ (125,078,522)
        Prudential Global Portfolio ...................................  $ 113,721,538    $ (129,358,349)
        Prudential Jennison Portfolio .................................  $  55,779,498    $ (160,917,313)
        Prudential SP Alliance Large Cap Growth Portfolio .............  $  12,228,584    $   (2,793,180)
        Prudential SP Davis Value Portfolio ...........................  $  43,482,451    $   (8,108,750)
        Prudential SP Small/Mid Cap Value Portfolio ...................  $  45,137,924    $   (7,103,044)
        Prudential SP INVESCO Small Company Growth Portfolio ..........  $  16,184,040    $  (10,847,037)
        Prudential SP PIMCO Total Return Portfolio ....................  $ 218,960,800    $  (16,210,296)
        Prudential SP PIMCO High Yield Portfolio ......................  $  33,525,613    $  (11,455,153)
        Janus Aspen Growth Portfolio - Service Shares .................  $   8,407,158    $   (4,862,003)
        Prudential SP Large Cap Value Portfolio .......................  $  23,402,139    $   (4,848,172)
        Prudential SP AIM Core Equity Portfolio .......................  $   7,311,088    $   (2,935,747)
        Prudential SP MFS Capital Opportunities Portfolio .............  $  12,061,686    $   (8,661,220)
        Prudential SP Strategic Partners Focused Growth Portfolio .....  $   9,352,158    $   (4,322,018)
        Prudential SP Mid Cap Growth Portfolio ........................  $  19,727,025    $  (10,264,176)
        SP Prudential U.S. Emerging Growth Portfolio ..................  $  15,031,664    $   (3,409,949)
        Prudential SP AIM Aggressive Growth Portfolio .................  $   5,822,467    $   (1,962,451)
        Prudential SP Alliance Technology Portfolio ...................  $   5,938,194    $   (3,791,571)
        Prudential SP Conservative Asset Allocation Portfolio .........  $  84,837,978    $  (16,388,404)
        Prudential SP Balanced Asset Allocation Portfolio .............  $ 101,589,751    $  (16,733,699)
        Prudential SP Growth Asset Allocation Portfolio ...............  $  72,161,903    $  (17,277,582)
        Prudential SP Aggressive Growth Asset Allocation Portfolio ....  $  11,620,678    $   (2,662,499)
        Prudential SP Jennison International Growth Portfolio .........  $  89,372,069    $  (82,578,840)
        Prudential SP Deutsche International Equity Portfolio .........  $  67,341,256    $  (57,164,225)
        Evergreen EVG Capital Growth Fund .............................  $          --    $         (408)
        Evergreen EVG Foundation Fund .................................  $     104,902    $     (111,499)
        Evergreen EVG Global Leaders Fund .............................  $       5,297    $          (47)
        Evergreen EVG Growth Fund .....................................  $       3,978    $          (34)
        Evergreen EVG Omega Fund ......................................  $      15,942    $         (309)
        Evergreen EVG Small Cap Value Fund ............................  $      40,356    $         (430)

NOTE 6: RELATED PARTY TRANSACTIONS

        Prudential and its affiliates perform various services on behalf of the mutual fund company that administers the Series Fund and the non-Prudential administered funds in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.



                                      A20

        The Series Fund has a management agreement with Prudential Investment LLC ("PI"), an indirect, wholly-owned subsidiary of Prudential. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisors' performance of such services. PI has entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of Prudential.

        The Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), an indirect, wholly-owned subsidiary of Prudential, which acts as the distributor of the Class I and Class II shares of the Series Fund.

        PI has agreed to reimburse certain portfolios of the Series Fund the portion of the management fee for that portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio's average daily net assets.

        Prudential Mutual Fund Services LLC, an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund's transfer agent.

NOTE 7: FINANCIAL HIGHLIGHTS

        Pruco Life sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

        The following table was developed by determining which products offered by Pruco Life and funded by the Account have the lowest and highest total return. Only product designs within each subaccount that had units outstanding throughout the respective periods were considered when determining the lowest and highest return. The summary may not reflect the minimum and maximum contract charges offered by Pruco Life as contract owners may not have selected all available and applicable contract options as discussed in Note 3.

                                                              AT DECEMBER 31, 2002
                                                   ----------------------------------------
                                                    UNITS        UNIT VALUE      NET ASSETS
                                                    (000s)    LOWEST - HIGHEST    (000s)
                                                   -------   ------------------  ----------
Prudential Money Market Portfolio ...............  416,179   0.99700 to 1.25977    492,182
Prudential Equity Portfolio .....................  308,351   0.72737 to 1.21384    371,345
Prudential Value Portfolio ......................  213,942   0.79064 to 1.50369    315,498
Prudential Stock Index Portfolio ................  410,344   0.60247 to 1.33841    506,071
Prudential Global Portfolio .....................   89,622   0.52224 to 1.10749     90,783
Prudential Jennison Portfolio ...................  470,005   0.44488 to 1.25897    521,577
Prudential SP Alliance Large Cap Growth
  Portfolio .....................................   36,087   0.48468 to 0.78002     19,331
Prudential SP Davis Value Portfolio .............  106,230   0.73878 to 0.86688     81,449
Prudential SP Small/Mid cap Value Portfolio .....   67,383   0.77764 to 0.95217     59,474
Prudential SP INVESCO Small Company Growth
  Portfolio .....................................   17,603   0.46578 to 0.76251      9,683
Prudential SP PIMCO Total Return Portfolio ......  282,337   1.05530 to 1.21092    320,162
Prudential SP PIMCO High Yield Portfolio ........   49,943   0.96993 to 1.02813     50,232
Janus Aspen Growth Portfolio - Service Shares ...   19,693   0.44152 to 0.77398      9,935
Prudential SP Large Cap Value Portfolio .........   42,897   0.75888 to 0.83825     33,367
Prudential SP AIM Core Equity Portfolio .........   20,905   0.53161 to 0.85696     12,421
Prudential SP MFS Capital Opportunities
  Portfolio .....................................   15,207   0.48243 to 0.76575      8,169
Prudential SP Strategic Partners Focused
  Growth Portfolio ..............................   17,956   0.48451 to 0.80793      9,834
Prudential SP Mid cap Growth Portfolio ..........   33,702   0.39925 to 0.68122     14,900
SP Prudential U.S. Emerging Growth Portfolio ....   41,584   0.45086 to 0.75658     21,753
Prudential SP AIM Aggressive Growth Portfolio ...   13,148   0.49375 to 0.80273      7,496
Prudential SP Alliance Technology Portfolio .....   15,634   0.32275 to 0.68057      5,698
Prudential SP Conservative Asset Allocation
  Portfolio .....................................  121,341   0.91013 to 0.93918    111,677
Prudential SP Balanced Asset Allocation
  Portfolio .....................................  166,934   0.78749 to 0.89088    138,130
Prudential SP Growth Asset Allocation
  Portfolio .....................................  120,052   0.67004 to 0.84346     88,202
Prudential SP Aggressive Growth Asset
  Allocation Portfolio ..........................   20,717   0.57340 to 0.80240     13,525
Prudential SP Jennison International
  Growth Portfolio ..............................   28,228   0.40766 to 0.80285     14,017
Prudential SP Deutsche International
  Equity Portfolio ..............................   31,180   0.58896 to 0.85393     20,521
Evergreen EVG Capital Growth Fund ...............        7   0.69391 to 0.69391          5
Evergreen EVG Foundation Fund ...................        7   0.84711 to 0.84711          6
Evergreen EVG Global Leaders Fund***** ..........        6   0.80474 to 0.80474          4
Evergreen EVG Growth Fund***** ..................        5   0.73505 to 0.73505          3
Evergreen EVG Omega Fund ........................       22   0.67078 to 0.75856         17
Evergreen EVG Small Cap Value Fund ..............       48   0.85320 to 0.94182         42


       FOR THE YEAR ENDED DECEMBER 31, 2002
---------------------------------------------------
 INVESTMENT    EXPENSE RATIO**    TOTAL RETURN***
INCOME RATIO*  LOWEST - HIGHEST   LOWEST - HIGHEST
-------------  ----------------  ------------------
    1.51%       1.35% to 1.90%    -0.17% to 0.17%
    0.83%       1.35% to 1.90%   -23.60% to -23.38%
    1.30%       1.35% to 1.90%   -23.24% to -23.00%
    1.19%       1.35% to 1.90%   -23.49% to -23.23%
    1.06%       1.35% to 1.90%   -26.40% to -26.15%
    0.20%       1.35% to 1.90%   -32.11% to -31.87%

    0.00%       1.40% to 1.90%   -32.34% to -32.14%
    0.01%       1.40% to 1.90%   -17.11% to -16.86%
    0.55%       1.35% to 1.90%   -15.82% to -15.52%

    0.00%       1.40% to 1.90%   -31.43% to -31.22%
    2.97%       1.35% to 1.90%     7.57% to 7.93%
    7.48%       1.40% to 1.90%    -1.52% to -1.24%
    0.00%       1.40% to 1.90%   -27.95% to -27.72%
    1.22%       1.35% to 1.90%   -17.77% to -17.49%
    0.00%       1.40% to 1.90%   -16.62% to -16.38%

    0.00%       1.35% to 1.90%   -29.87% to -29.63%

    0.00%       1.40% to 1.90%   -26.51% to -26.28%
    0.00%       1.35% to 1.90%   -47.23% to -47.05%
    0.00%       1.35% to 1.90%   -33.22% to -32.98%
    0.00%       1.40% to 1.90%   -22.27% to -22.05%
    0.00%       1.35% to 1.90%   -42.31% to -42.13%

    0.27%       1.35% to 1.90%    -7.45% to -7.13%

    0.00%       1.35% to 1.90%   -13.16% to -12.85%

    0.00%       1.35% to 1.90%   -18.65% to -18.35%

    0.00%       1.40% to 1.90%   -23.46% to -23.24%

    0.00%       1.35% to 1.90%   -23.86% to -23.60%

    0.00%       1.40% to 1.90%   -18.56% to -18.31%
    0.39%       1.40% to 1.40%   -23.59% to -23.59%
    0.28%       1.40% to 1.40%   -10.91% to -10.91%
    1.08%       1.70% to 1.70%   -18.51% to -18.51%
    0.00%       1.70% to 1.70%   -24.48% to -24.48%
    0.00%       1.40% to 1.70%   -26.41% to -26.41%
    0.34%       1.40% to 1.70%   -14.06% to -13.81%



                                      A21

                                                              AT DECEMBER 31, 2001
                                                   ----------------------------------------
                                                    UNITS        UNIT VALUE      NET ASSETS
                                                    (000s)    LOWEST - HIGHEST    (000s)
                                                   -------   ------------------  ----------
Prudential Money Market Portfolio ...............  424,218   1.01101 to 1.25820    512,809
Prudential Stock Index Portfolio ................  450,067   0.78747 to 1.74431    753,372
Prudential Global Portfolio .....................   98,905   0.70961 to 1.50029    139,007
Prudential Jennison Portfolio ...................  519,480   0.65525 to 1.84898    891,192
Prudential SP Alliance Large Cap Growth
  Portfolio .....................................   23,036   0.71633 to 0.88230     17,131
Prudential SP Davis Value Portfolio .............   65,733   0.89127 to 0.92029     59,052
Prudential SP Small/Mid Cap Value Portfolio .....   28,977   1.00124 to 1.12776     31,114
Prudential SP INVESCO Small Company Growth
  Portfolio .....................................   10,454   0.67926 to 0.92677      7,640
Prudential SP PIMCO Total Return Portfolio ......   90,215   1.03942 to 1.12247     97,602
Prudential SP PIMCO High Yield Portfolio ........   26,698   1.01231 to 1.04100     27,527
Janus Aspen Growth Portfolio - Service Shares ...   15,055   0.61281 to 0.78373      9,682
Prudential SP Large Cap Value Portfolio .........   21,808   0.92241 to 0.94081     20,346
Prudential SP AIM Growth and Income Portfolio ...   15,144   0.63760 to 0.84109     10,081
Prudential SP MFS Capital Opportunities
  Portfolio .....................................   10,537   0.68787 to 0.81060      7,564
Prudential SP Strategic Partners Focused
  Growth Portfolio ..............................   10,903   0.65929 to 0.85719      7,467
Prudential SP MFS Mid Cap Growth Portfolio ......   18,905   0.75655 to 0.81566     14,631
SP Prudential U.S. Emerging Growth Portfolio ....   24,616   0.67514 to 0.87454     17,947
Prudential SP AIM Aggressive Growth Portfolio ...    7,676   0.63522 to 0.87500      5,143
Prudential SP Alliance Technology Portfolio .....   11,944   0.55947 to 0.81324      7,119
Prudential SP Conservative Asset Allocation
  Portfolio .....................................   47,726   0.98298 to 0.98804     47,031
Prudential SP Balanced Asset Allocation
  Portfolio .....................................   70,953   0.90679 to 0.94990     65,531
Prudential SP Growth Asset Allocation Portfolio .   54,257   0.82369 to 0.90967     45,992
Prudential SP Aggressive Growth Asset Allocation
  Portfolio .....................................    9,469   0.74916 to 0.87109      7,367
Prudential SP Jennison International Growth
  Portfolio .....................................   17,864   0.53544 to 0.74810     10,336
Prudential SP Deutsche International
  Equity Portfolio ..............................   18,004   0.72306 to 0.84741     13,426
Evergreen EVG Capital Growth Fund **** ..........        8   0.90811 to 0.90811          7
Evergreen EVG Foundation Fund**** ...............       19   0.95089 to 0.95089         18
Evergreen EVG Omega Fund**** ....................        4   0.91152 to 0.91152          4
Evergreen EVG Small Cap Value Fund**** ..........        4   1.09268 to 1.09268          4


       FOR THE YEAR ENDED DECEMBER 31, 2001
---------------------------------------------------
 INVESTMENT    EXPENSE RATIO**    TOTAL RETURN***
INCOME RATIO*  LOWEST - HIGHEST   LOWEST - HIGHEST
-------------  ----------------  ------------------
     3.83%      1.35% to 1.70%     2.38% to 2.72%
     0.99%      1.35% to 1.70%   -13.52% to -13.21%
     0.35%      1.35% to 1.70%   -18.99% to -18.71%
     0.17%      1.35% to 1.70%   -19.61% to -19.34%

     0.03%      1.40% to 1.70%   -15.89% to -15.64%
     0.59%      1.40% to 1.70%   -11.94% to -11.69%
     1.06%      1.35% to 1.70%     1.39% to 1.69%

     0.00%      1.40% to 1.70%   -18.56% to -18.31%
     3.35%      1.35% to 1.70%     6.82% to 7.13%
     7.09%      1.40% to 1.70%     2.20% to 2.52%
     0.00%      1.40% to 1.70%   -26.15% to -25.93%
     1.18%      1.40% to 1.70%   -10.16% to -9.89%
     0.00%      1.40% to 1.70%   -23.97% to -23.74%

     0.18%      1.40% to 1.70%   -24.56% to -24.34%

     0.02%      1.40% to 1.70%   -16.72% to -16.48%
     0.06%      1.35% to 1.70%   -22.23% to -22.01%
     0.00%      1.35% to 1.70%   -19.14% to -18.91%
     0.00%      1.40% to 1.70%   -25.79% to -25.57%
     0.00%      1.35% to 1.70%   -26.31% to -26.09%

     3.00%      1.40% to 1.70%    -1.93% to -1.64%

     2.78%      1.35% to 1.70%    -7.40% to -7.14%
     1.56%      1.40% to 1.70%   -13.39% to -13.13%

     0.37%      1.40% to 1.70%   -19.37% to -19.12%

     0.32%      1.35% to 1.70%   -36.71% to -36.51%

     0.63%      1.35% to 1.70%   -23.36% to -23.13%
     0.00%      1.40% to 1.40%    -9.19% to -9.19%
    14.47%      1.40% to 1.40%    -4.91% to -4.91%
     0.00%      1.40% to 1.40%    -8.85% to -8.85%
     0.81%      1.40% to 1.40%     9.27% to 9.27%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account, the total return is calculated for the years ended December 31, 2002 and 2001, or from the effective date of the subaccount through the end of the reporting period. Product designs within a subaccount with an effective date during 2002 were excluded from the range of total return.

****Became available May 7, 2001.

*****Became available February 4, 2002.



                                      A22

                        REPORT OF INDEPENDENT ACCOUNTANTS




To the Contract Owners of the
Strategic Partners Subaccounts of
Pruco Life Flexible Premium Variable Annuity Account and the Board of Directors of Pruco Life Insurance Company


In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material aspects, the financial position of the subaccounts, as listed in Note 1 to such financial statements, of the Pruco Life Flexible Premium Variable Annuity Account at December 31, 2002, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2002 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.




PricewaterhouseCoopers LLP
New York, New York
March 14, 2003



                                     A23

                       CONSOLIDATED FINANCIAL STATEMENTS
                        OF PRUCO LIFE INSURANCE COMPANY

Pruco Life Insurance Company and Subsidiary

Consolidated Statements of Financial Position
December 31, 2002 and 2001 (in thousands)
-------------------------------------------------------------------------------------------------------------------------------


                                                                                                2002               2001
                                                                                          -----------------  -----------------

ASSETS
Fixed maturities available for sale,
   at fair value (amortized cost, 2002: $4,921,691, 2001: $3,935,472)                        $  5,158,106       $  4,024,893
Equity securities available for sale, at fair value (cost, 2002: $100; 2001: $173)                    199                375
Commercial loans on real estate                                                                     6,966              8,190
Policy loans                                                                                      879,506            874,065
Short-term investments                                                                            214,342            215,610
Other long-term investments                                                                        83,856             84,342
                                                                                          -----------------  -----------------
   Total investments                                                                            6,342,975          5,207,475
Cash and cash equivalents                                                                         436,182            374,185
Deferred policy acquisition costs                                                               1,152,997          1,159,830
Accrued investment income                                                                          86,125             77,433
Reinsurance recoverable                                                                           393,171            300,697
Receivables from Parent and affiliates                                                             61,099             33,074
Other assets                                                                                       41,581             20,134
Separate account assets                                                                        12,696,758         14,920,584
                                                                                          -----------------  -----------------
TOTAL ASSETS                                                                                 $ 21,210,888       $ 22,093,412
                                                                                          =================  =================

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Policyholders' account balances                                                              $  4,855,761       $  3,947,690
Future policy benefits and other policyholder liabilities                                         934,546            808,230
Cash collateral for loaned securities                                                             225,518            190,022
Securities sold under agreements to repurchase                                                    400,507             80,715
Income taxes payable                                                                              245,252            266,096
Other liabilities                                                                                 130,411            228,596
Separate account liabilities                                                                   12,696,758         14,920,584
                                                                                          -----------------  -----------------
Total liabilities                                                                              19,488,753         20,441,933
                                                                                          -----------------  -----------------

Contingencies (See Footnote 11)

Stockholder's Equity
Common stock, $10 par value;
   1,000,000 shares, authorized;
   250,000 shares, issued and outstanding                                                           2,500              2,500
Paid-in-capital                                                                                   466,748            466,748
Retained earnings                                                                               1,161,136          1,147,665

Accumulated other comprehensive income:
   Net unrealized investment gains                                                                 91,754             34,718
   Foreign currency translation adjustments                                                            (3)              (152)
                                                                                          -----------------  -----------------
Accumulated other comprehensive income                                                             91,751             34,566
                                                                                          -----------------  -----------------
Total stockholder's equity                                                                      1,722,135          1,651,479
                                                                                          -----------------  -----------------
TOTAL LIABILITIES AND
   STOCKHOLDER'S EQUITY                                                                      $ 21,210,888       $ 22,093,412
                                                                                          =================  =================



                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiary

Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 2002, 2001 and 2000 (in thousands)
-------------------------------------------------------------------------------------------------------------------


                                                                 2002               2001               2000
                                                            --------------    ----------------     --------------

REVENUES

Premiums                                                      $ 128,854         $    90,868        $   121,921
Policy charges and fee income                                   529,887             490,185            474,861
Net investment income                                           334,486             343,638            337,919
Realized investment losses, net                                 (68,037)            (60,476)           (20,679)
Asset management fees                                            11,397               7,897             71,160
Other income                                                     14,205               4,962              2,503
                                                            --------------     ---------------    ---------------

Total revenues                                                  950,792             877,074            987,685
                                                            --------------     ---------------    ---------------

BENEFITS AND EXPENSES

Policyholders' benefits                                         275,251             256,080            248,063
Interest credited to policyholders' account balances            204,813             195,966            171,010
General, administrative and other expenses                      509,733             382,701            410,684
                                                            --------------     ---------------    ---------------

Total benefits and expenses                                     989,797             834,747            829,757
                                                            --------------     ---------------    ---------------

(Loss) income from operations before income taxes               (39,005)             42,327            157,928
                                                            --------------     ---------------    ---------------

Income Taxes:
   Current                                                      (64,656)            (98,956)             8,661
   Deferred                                                      12,153              73,701             45,771
                                                            --------------     ---------------    ---------------

Total income tax (benefit) expense                              (52,503)            (25,255)            54,432
                                                            --------------     ---------------    ---------------

NET INCOME                                                       13,498              67,582            103,496
                                                            --------------     ---------------    ---------------

Other comprehensive income, net of tax:

   Unrealized gains on securities, net of
   reclassification adjustment                                   57,036              29,988             33,094

   Foreign currency translation adjustments                         149               3,168               (993)
                                                            --------------     ---------------    ---------------

Other comprehensive income                                       57,185              33,156             32,101
                                                            --------------     ---------------    ---------------

TOTAL COMPREHENSIVE INCOME                                    $  70,683           $ 100,738          $ 135,597
                                                            ==============     ===============    ===============









                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiary

Consolidated Statements of Stockholder's Equity
Years Ended December 31, 2002, 2001 and 2000 (in thousands)
----------------------------------------------------------------------------------------------------------------------------
                                                                                        Accumulated
                                                                                           other              Total
                                           Common        Paid-in-       Retained       comprehensive       stockholder's
                                            stock         capital        earnings       income (loss)         equity
                                         ------------ ------------- ---------------- ----------------- -------------------
Balance, January 1, 2000                  $ 2,500       $ 439,582     $ 1,258,428       $ (30,691)         $ 1,669,819

Net income                                      -               -         103,496               -              103,496

Contribution from Parent                        -          27,166               -               -               27,166

Change in foreign currency
translation adjustments, net of taxes           -               -               -            (993)                (993)

Change in net unrealized
investment losses, net of
reclassification adjustment and taxes           -               -               -          33,094               33,094
                                         ------------ ------------- ---------------- ----------------- -------------------

Balance, December 31, 2000                  2,500         466,748       1,361,924           1,410            1,832,582

Net income                                      -               -          67,582               -               67,582

Policy credits issued to eligible
policyholders                                   -               -        (128,025)              -             (128,025)

Dividends to Parent                             -               -        (153,816)              -             (153,816)

Change in foreign currency translation
adjustments, net of taxes                       -               -               -           3,168                3,168


Change in net unrealized investment
gains, net of reclassification
adjustment and taxes                            -               -               -          29,988               29,988
                                         ------------ ------------- ---------------- ----------------- -------------------

Balance, December 31, 2001                  2,500         466,748       1,147,665          34,566            1,651,479

Net income                                      -               -          13,498               -               13,498

Adjustments to policy credits issued to
eligible policyholders                          -               -             (27)              -                  (27)

Change in foreign currency translation
adjustments, net of taxes                       -               -               -             149                  149

Change in net unrealized investment
gains, net of reclassification adjustment
and taxes                                       -               -               -          57,036               57,036
                                         ------------ ------------- ---------------- ----------------- -------------------
Balance, December 31, 2002                $ 2,500       $ 466,748     $ 1,161,136       $  91,751          $ 1,722,135
                                         ============ ===========   ================ ================= ===================





                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiary

Consolidated Statements of Cash Flows
Years Ended December 31, 2002, 2001 and 2000 (in thousands)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    2002               2001             2000
                                                                              ---------------- ------------------ -----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                        $   13,498        $   67,582        $   103,496
Adjustments to reconcile net income to net cash
   provided by operating activities:
   Policy charges and fee income                                                     (74,117)          (54,970)           (72,275)
   Interest credited to policyholders' account balances                              204,813           195,966            171,010
   Realized investment losses, net                                                    68,037            60,476             20,679
   Amortization and other non-cash items                                             (78,452)          (49,594)           (48,141)
   Change in:
      Future policy benefits and other policyholders' liabilities                    126,316           105,368             73,340
      Accrued investment income                                                       (8,692)            4,864            (13,380)
      Receivables from Parent and affiliates                                         (28,025)           18,512            (24,907)
      Policy loans                                                                    (5,441)          (40,645)           (63,022)
      Deferred policy acquisition costs                                                6,833          (100,281)           (69,868)
      Income taxes payable/receivable                                                (20,844)           38,839             90,195
      Other, net                                                                     (96,133)          (38,114)            51,011
                                                                              ---------------- ------------------ -----------------
Cash Flows From Operating Activities                                                 107,793           208,003            218,138
                                                                              ---------------- ------------------ -----------------
CASH FLOWS USED IN INVESTING ACTIVITIES:
   Proceeds from the sale/maturity of:
      Fixed maturities:
         Available for sale                                                        1,834,129         2,653,798          2,273,789
         Held to maturity                                                                  -                 -             64,245
      Equity securities                                                                    4               482              1,198
      Commercial loans on real estate                                                  1,224             1,137              1,182
   Payments for the purchase of:
      Fixed maturities:
         Available for sale                                                       (2,884,673)       (2,961,861)        (2,782,541)
      Equity securities                                                                   (9)             (184)           (11,134)
   Cash collateral for loaned securities, net                                         35,496             4,174             98,513
   Securities sold under agreement to repurchase, net                                319,792           (23,383)            82,947
   Other long-term investments, net                                                  (11,421)             (130)             8,122
   Short-term investments, net                                                         1,256           (12,766)          (118,418)
                                                                              ---------------- ------------------ -----------------
Cash Flows Used In Investing Activities                                             (704,202)         (338,733)          (382,097)
                                                                              ---------------- ------------------ -----------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Policyholders' account deposits                                                 1,789,307         1,456,668          2,409,399
   Policyholders' account withdrawals                                             (1,014,901)       (1,313,300)        (1,991,363)
   Cash dividend to Parent                                                                 -           (26,048)                 -
   Cash provided to affiliate                                                              -           (65,476)                 -
   Cash payments made to eligible policyholders                                     (116,000)                -                  -
                                                                              ---------------- ------------------ -----------------
Cash Flows From Financing Activities                                                 658,406            51,844            418,036
                                                                              ---------------- ------------------ -----------------

   Net increase in cash and cash equivalents                                          61,997           (78,886)           254,077
   Cash and cash equivalents, beginning of year                                      374,185           453,071            198,994
                                                                              ---------------- ------------------ -----------------
CASH AND CASH EQUIVALENTS, END OF YEAR                                            $  436,182     $     374,185        $   453,071
                                                                              ================ ================== =================

SUPPLEMENTAL CASH FLOW INFORMATION
   Income taxes paid (received)                                                   $      546     $     (46,021)       $   (14,832)
                                                                              ---------------- ------------------ -----------------
NON-CASH TRANSACTIONS DURING THE YEAR
   Dividend paid with fixed maturities                                            $        -     $      81,952        $         -
                                                                              ---------------- ------------------ -----------------
   Taiwan branch dividend paid with net assets/liabilities$                       $        -     $      45,816        $         -
                                                                              ---------------- ------------------ -----------------
   Policy credits issued to eligible policyholders                                $        -     $     128,025        $         -
                                                                              ---------------- ------------------ -----------------
   Contribution from Parent                                                       $        -     $           -        $    27,166
                                                                              ---------------- ------------------ -----------------



                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

1.  BUSINESS

Pruco Life Insurance Company ("the Company") is a stock life insurance company, organized in 1971 under the laws of the state of Arizona. The Company is licensed to sell individual life insurance, variable life insurance, term life insurance, variable and fixed annuities, and a non-participating guaranteed interest contract ("GIC") called Prudential Credit Enhanced GIC ("PACE") in the District of Columbia, Guam and in all states and territories except New York. The Company previously marketed individual life insurance through its branch office in Taiwan. The branch office was transferred to an affiliated company on January 31, 2001, as described in Footnote 12.

The Company has one wholly owned subsidiary, Pruco Life Insurance Company of New Jersey ("PLNJ"). PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell individual life insurance, variable life insurance, term life insurance, fixed and variable annuities only in the states of New Jersey and New York. Another wholly owned subsidiary, The Prudential Life Insurance Company of Arizona ("PLICA") was dissolved on September 30, 2000. All assets and liabilities were transferred to the Company. PLICA had no new business sales in 2000.

The Company is a wholly owned subsidiary of The Prudential Insurance Company of America ("Prudential Insurance"), an insurance company founded in 1875 under the laws of the state of New Jersey. On December 18, 2001 ("the date of demutualization") Prudential Insurance converted from a mutual life insurance company to a stock life insurance company and became an indirect wholly owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"). The demutualization was completed in accordance with Prudential Insurance's Plan of Reorganization, which was approved by the Commissioner of the New Jersey Department of Banking and Insurance in October 2001.

Prudential Insurance intends to make additional capital contributions to the Company, as needed, to enable it to comply with its reserve requirements and fund expenses in connection with its business. Generally, Prudential Insurance is under no obligation to make such contributions and its assets do not back the benefits payable under the Company's policyholder contracts. During 2000, a capital contribution of $27.2 million resulted from the forgiveness of an intercompany receivable.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products, and individual and group annuities.


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation
The consolidated financial statements include the accounts of the Company and its wholly owned subsidiary, PLNJ. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The Company has extensive transactions and relationships with Prudential Insurance and other affiliates, as more fully described in Footnote 12. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC") and future policy benefits, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Investments
Fixed maturities classified as "available for sale" are carried at estimated fair value. The amortized cost of fixed maturities is written down to estimated fair value if a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairment adjustments. Unrealized gains and losses on fixed maturities "available for sale", including the effect on deferred policy acquisition costs and policyholders' account balances that would result from the realization of unrealized gains and losses are included in "Accumulated other comprehensive income (loss)", net of income taxes.

Equity securities, available for sale, comprised of common and non-redeemable preferred stock, are carried at estimated fair value. The associated unrealized gains and losses, the effects on deferred policy acquisition costs and on policyholders' account balances that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income (loss)", net of income taxes. The cost of equity securities is written down to estimated fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairment adjustments.

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Commercial loans on real estate are stated primarily at unpaid principal balances, net of unamortized discounts and an allowance for losses. The allowance for losses includes a loan specific reserve for non-performing loans and a portfolio reserve for incurred but not specifically identified losses. Non-performing loans include those loans for which it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. These loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on non-performing loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on non-performing loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as non-performing, any accrued but uncollectible interest is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors. There is no valuation allowance for commercial loans on real estate at December 31, 2002 or 2001.

Policy loans are carried at unpaid principal balances.

Short-term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are carried at amortized cost, which because of their short term approximates fair value.

Other long-term investments consist of the Company's investments in joint ventures and partnerships in which the Company does not exercise control, derivatives held for purposes other than trading, and investments in the Company's own separate accounts, which are carried at estimated fair value. Joint ventures and partnership interests are generally accounted for using the equity method of accounting, reduced for other than temporary declines in value. The Company's net income from investments in joint ventures and partnerships is generally included in "Net investment income."

Realized investment losses, net are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments, which are declines in value that are considered to be other than temporary. Impairment adjustments are included in "Realized investment losses, net." In evaluating whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following:
(1) whether the decline is substantial; (2) the duration (generally greater than six months); (3) the reasons for the decline in value (credit event, interest related or market fluctuation); (4) the Company's ability and intent to hold the investments for a period of time to allow for a recovery of value; and (5) the financial condition of and near-term prospects of the issuer.

Cash and cash equivalents
Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments, and other debt issues with a maturity of three months or less when purchased.

Deferred policy acquisition costs
The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs ("DAC") are subject to recoverability testing at the end of each accounting period. DAC, for applicable products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General administrative and other expenses" in the period such estimated gross profits are revised.

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

DAC related to non-participating term insurance are amortized over the expected life of the contracts in proportion to premium income. For guaranteed investment contracts, acquisition costs are expensed as incurred.

The Company and Prudential Insurance have offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company or Prudential Insurance for another form of policy or contract. These transactions are known as internal replacements. If the terms of the new policies are not substantially similar to those of the former policy, the unamortized DAC on the surrendered policies is immediately charged to expense. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the life of the new policies.

Securities loaned
Securities loaned are treated as collateralized financing arrangements and are recorded at the amount of cash received as collateral. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities loaned are with large brokerage firms.

Securities sold under agreements to repurchase
Securities sold under agreements to repurchase are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently reacquired, including accrued interest, as specified in the respective agreements. Assets to be repurchased are the same, or substantially the same, as the assets transferred and the transferor, through right of substitution, maintains the right and ability to redeem the collateral on short notice. The market value of securities to be repurchased is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

Securities lending and securities repurchase agreements are used to generate net investment income. These instruments are short-term in nature (usually 30 days or less). Securities loaned are collateralized principally by U.S. government and mortgage-backed securities. Securities sold under repurchase agreements are collateralized principally by cash. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

Separate account assets and liabilities
Separate account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations and Comprehensive Income. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income". Asset management fees charged to the accounts are included in "Asset management fees".

Separate accounts represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders, with the exception of the Pruco Life Modified Guaranteed Annuity Account. The Pruco Life Modified Guaranteed Annuity Account is a non-unitized separate account, which funds the Modified Guaranteed Annuity Contract and the Market Value Adjustment Annuity Contract. Owners of the Pruco Life Modified Guaranteed Annuity and the Market Value Adjustment Annuity Contracts do not participate in the investment gain or loss from assets relating to such accounts. Such gain or loss is borne, in total, by the Company.

Other assets and other liabilities
Other assets consist primarily of prepaid expenses, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, demutualization consideration not yet paid to policyholders, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Contingencies
Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.


Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Insurance Revenue and Expense Recognition
Premiums from life insurance policies, excluding interest-sensitive life contracts, are generally recognized when due. Benefits are recorded as an expense when they are incurred. For traditional life insurance contracts, a liability for future policy benefits is recorded using the net level premium method. For individual annuities in payout status, a liability for future policy benefits is recorded for the present value of expected future payments based on historical experience.

Certain annuity contracts provide the holder a guarantee that the benefit received upon death will be no less than a minimum prescribed amount that is based upon a combination of net deposits to the contract, net deposits to the contract accumulated at a specified rate or the highest historical account value on a contract anniversary. To the extent the guaranteed minimum death benefit exceeds the current account value at the time of death, the Company incurs a cost that is recorded as "Policyholders' benefits" for the period in which death occurs.

Amounts received as payment for interest-sensitive life, deferred annuities and guaranteed investment contracts are reported as deposits to "Policyholders' account balances". Revenues from these contracts reflected as "Policy charges and fee income" consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of DAC.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Foreign currency translation adjustments
Assets and liabilities of the Taiwan branch are translated to U.S. dollars at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. Cumulative translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to "Other comprehensive income (loss)." The cumulative effect of changes in foreign exchange rates are included in "Accumulated other comprehensive income (loss)".

Asset management fees
Through December 31, 2000, and again beginning on February 1, 2002, the Company received asset management fee income from policyholder account balances invested in The Prudential Series Funds ("PSF"), which are a portfolio of mutual fund investments related to the Company's separate account products (refer to Note
12). In addition, the Company receives fees from policyholder account balances invested in funds managed by companies other than Prudential Insurance. Asset management fees are recognized as income as earned.

Derivative Financial Instruments
The Company adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" as amended, on January 1, 2001. Except as noted below, the adoption of this statement did not have a material impact on the results of operations of the Company.

Upon its adoption of FAS 133, the Company reclassified "held to maturity" securities with a fair value of approximately $320.6 million to "available for sale" as permitted by the new standard. This reclassification resulted in unrealized gains of $2.5 million, net of tax, which were recorded in "Accumulated Other Comprehensive income (loss)."

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps and futures, and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at estimated fair value, generally by obtaining quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models.

Derivatives are used to manage the characteristics of the Company's asset/liability mix, and to manage the interest rate and currency characteristics of invested assets. Additionally, derivatives are used to seek to reduce exposure to interest rates and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment ("fair value" hedge), (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), (3) a foreign currency or cash flow hedge ("foreign currency" hedge),
(4) a hedge of a net investment in a foreign operation, or (5) a derivative entered into as an economic hedge that does not qualify for hedge accounting. As of December 31, 2002, none of the Company's derivatives qualify for hedge accounting treatment.

If a derivative does not qualify for hedge accounting, it is recorded at fair value in "Other long-term investments" or "Other liabilities" in the Consolidated Statements of Financial Position. Changes in fair value are included in "Realized investment losses, net" without considering changes in fair value of the hedged assets or liabilities.

Income Taxes
The Company and its subsidiary are members of the consolidated federal income tax return of Prudential Financial and file separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision. Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.

New Accounting Pronouncements
In June 2001, the Financial Accounting Standards Board (the "FASB") issued SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 requires that an intangible asset acquired either individually or with a group of other assets shall initially be recognized and measured based on fair value. An intangible asset with a finite life is amortized over its useful life to the reporting entity; an intangible asset with an indefinite useful life, including goodwill, is not amortized. All intangible assets shall be tested for impairment in accordance with the statement. As of December 31, 2002, the Company does not have any goodwill or intangible assets.

In July 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS No. 146 requires that a liability for costs associated with an exit or disposal activity be recognized and measured initially at fair value only when a liability is incurred. Prior to the adoption of SFAS No. 146, such amounts were recorded upon the Company's commitment to a restructuring plan. SFAS No. 146 is effective for exit or disposal activities that are initiated after December 31, 2002. Accordingly, the Company will adopt this statement for applicable transactions occurring on or after January 1, 2003.

In November 2002, the FASB issued Interpretation ("FIN") No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." FIN No. 45 expands existing accounting guidance and disclosure requirements for certain guarantees and requires the recognition of a liability for the fair value of certain types of guarantees upon issuance. FIN No. 45 is applicable to guarantees issued or modified after December 31, 2002. The January 1, 2003 adoption of the Interpretation's guidance did not have a material effect on the Company's financial position. The Company did not have any guarantees to disclose in accordance with the disclosure requirements of the Interpretation.

In January 2003, the FASB issued FIN No. 46, "Consolidation of Variable Interest Entities." FIN No. 46 addresses whether certain types of entities, referred to as variable interest entities ("VIEs"), should be consolidated in a company's financial statements. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity's expected losses or the right to receive the entity's expected residual returns); or (2) lacks sufficient equity to finance its own activities without financial support provided by other parties, which in turn would be expected to absorb at least some of the expected losses of the VIE. An entity should consolidate a VIE if it stands to absorb a majority of the VIE's expected losses or residual returns. The Company adopted the Interpretation for relationships with VIEs that began on or after February 1, 2003. For VIEs with which an entity became involved in prior to February 1, 2003, the consolidation guidance is required to be implemented by July 1, 2003. Accordingly, the Company is in the process of determining whether it will need to consolidate previously unconsolidated VIEs or to deconsolidate previously consolidated VIEs.

Reclassifications
Certain amounts in the prior years have been reclassified to conform to the current year presentation.

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3.  INVESTMENTS

Fixed Maturities and Equity Securities:
The following tables provide additional information relating to fixed maturities and equity securities as of December 31:

                                                                              2002
                                                 ---------------------------------------------------------------
                                                                     Gross            Gross
                                                  Amortized       unrealized       unrealized        Estimated
                                                     cost            gains           losses         fair value
                                                 -------------   --------------   --------------   -------------
                                                                         (in thousands)
Fixed maturities available for sale
Bonds:
   U.S. Treasury securities and obligations of
      U.S. government corporations and agencies   $  600,128        $  11,898         $      1      $  612,025

   States, municipalities and political
      subdivisions                                       257                8                -             265

   Foreign government bonds                           45,981            4,707               44          50,644

   Mortgage-backed securities                        120,425            3,242               14         123,653

   Public utilities                                  508,456           28,955            5,826         531,585

   All other corporate bonds                       3,643,436          204,542           11,022       3,836,956

Redeemable preferred stock                             3,008              275              305           2,978
                                                 -------------   --------------   --------------   -------------
Total fixed maturities available for sale         $4,921,691        $ 253,627         $ 17,212      $5,158,106
                                                 =============   ==============   ==============   =============

Equity securities available for sale                 $   100        $     101         $      2      $      199
                                                 =============   ==============   ==============   =============


                                                                              2001
                                                 ---------------------------------------------------------------
                                                                     Gross            Gross
                                                  Amortized       unrealized       unrealized        Estimated
                                                     cost            gains           losses         fair value
                                                 -------------   --------------   --------------   -------------
                                                                         (in thousands)
Fixed maturities available for sale
Bonds:
   U.S. Treasury securities and obligations of
      U.S. government corporations and agencies   $  303,350        $   2,015         $  2,158      $  303,207

   States, municipalities and political
      subdivisions                                       255                -               11             244

   Foreign government bonds                           27,332            2,130                8          29,454

   Mortgage-backed securities                         10,148              160               61          10,247

   Public utilities                                  614,762           21,357            5,666         630,453

   All other corporate bonds                       2,971,740           94,215           23,235       3,042,720

Redeemable preferred stock                             7,885              738               55           8,568
                                                 -------------   --------------   --------------   -------------
Total fixed maturities available for sale         $3,935,472        $ 120,615         $ 31,194      $4,024,893
                                                 =============   ==============   ==============   =============

Equity securities available for sale              $      173        $     220         $     18      $      375
                                                 =============   ==============   ==============   =============

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

The amortized cost and estimated fair value of fixed maturities, by contractual maturities at December 31, 2002 is shown below:

                                                    Available for sale
                                          --------------------------------------
                                                Amortized        Estimated fair
                                                  cost               value
                                             ---------------    ----------------
                                                       (in thousands)

     Due in one year or less                 $   600,515           $   609,204

     Due after one year through five years     2,536,189             2,654,137

     Due after five years through ten years    1,337,353             1,423,935

     Due after ten years                         327,209               347,177

     Mortgage-backed securities                  120,425               123,653
                                            --------------   -------------------

     Total                                   $ 4,921,691           $ 5,158,106
                                            ==============   ===================

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 2002, 2001, and 2000, were $1,607.1 million $2,380.4 million, and $2,103.6 million, respectively. Proceeds from the maturity of fixed maturities available for sale during 2002, 2001, and 2000, were $227.0 million, $273.4 million, and $170.2 million, respectively. Gross gains of $20.0 million, $40.3 million, and $15.3 million, and gross losses of $48.2 million, $47.7 million, and $33.9 million were realized on those sales during 2002, 2001, and 2000, respectively.

Writedowns for impairments which were deemed to be other than temporary for fixed maturities were $27.8 million, $53.5 million, and $12.3 million, for the years ended December 31, 2002, 2001 and 2000, respectively.

During 2000, certain securities classified as held to maturity were transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in credit worthiness. The aggregate amortized cost of the securities transferred was $6.6 million. Gross unrealized investment losses of $0.3 million were recorded in "Accumulated Other Comprehensive income (loss)" at the time of transfer. Prior to transfer, impairments related to these securities, if any, were included in "realized investment losses, net". During the year ended December 31, 2000, there were no securities classified as held to maturity that were sold.

Commercial Loans on Real Estate
The Company's commercial loans on real estate were collateralized by the following property types at December 31:

                                         2002                       2001
                                ---------------------      ---------------------
                                                 (in thousands)


     Retail stores                $ 3,556      51.0%        $  4,623     56.4%

     Industrial buildings           3,410      49.0%           3,567     43.6%

                                ---------------------     ----------------------
        Net carrying value        $ 6,966     100.0%        $  8,190    100.0%
                                =====================     ======================

The concentration of commercial loans is in the states of New Jersey (49%), Washington (43%), and North Dakota (8%). As of December 31, 2002 and 2001, there were no non-performing loans and no allowance for losses.

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

Other Long-Term Investments
The Company's "Other long-term investments" of $83.9 million and $84.3 million as of December 31, 2002 and 2001, respectively, are comprised of joint ventures and limited partnerships, the Company's investment in the separate accounts and certain derivatives for other than trading. Joint ventures and limited partnerships totaled $36.5 million and $35.8 million at December 31, 2002 and 2001, respectively. The Company's share of net income from the joint ventures was $1.4 million, $1.6 million, and $.9 million, for the years ended December 31, 2002, 2001 and 2000, respectively, and is reported in "Net investment income." The Company's investment in the separate accounts was $45.4 million and $44.0 million at December 31, 2002 and 2001, respectively.


Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

                                                                2002               2001              2000
                                                          ----------------  -----------------  -----------------
                                                                              (in thousands)
Fixed maturities - available for sale                       $   275,843       $    279,477       $    237,042
Fixed maturities - held to maturity                                   -                  -             26,283
Equity securities - available for sale                              266                 71                 18
Commercial loans on real estate                                     791                905              1,010
Policy loans                                                     49,436             48,149             45,792
Short-term investments and cash equivalents                      13,540             24,253             29,582
Other                                                             7,071              6,021             16,539
                                                          ----------------  -----------------  -----------------
Gross investment income                                         346,947            358,876            356,266
   Less:  investment expenses                                   (12,461)           (15,238)           (18,347)
                                                          ----------------  -----------------  -----------------
Net investment income                                       $   334,486       $    343,638       $    337,919
                                                          ================  =================  =================


Realized investment losses, net including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:

                                                                2002                2001              2000
                                                          ----------------  -----------------  -----------------
                                                                              (in thousands)
Fixed maturities                                            $   (56,039)      $    (60,924)      $    (34,812)
Equity securities - available for sale                              (78)               (56)               271
Derivatives                                                     (11,746)            (1,396)            15,039
Other                                                              (174)             1,900             (1,177)
                                                          ----------------  -----------------  -----------------

Realized investment losses, net                             $   (68,037)      $    (60,476)      $    (20,679)
                                                          ================  =================  =================

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on securities available for sale are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income (loss)." Changes in these amounts include reclassification adjustments to exclude from "Other Comprehensive income
(loss)," those items that are included as part of "Net income" for a period that also had been part of "Other Comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, net of tax, are as follows:

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

                                                                                                             Accumulated
                                                                                                                other
                                                                                                            comprehensive
                                                                                                            income (loss)
                                                                Deferred                       Deferred     related to net
                                               Unrealized        policy      Policyholders'   income tax      unrealized
                                             gains (losses)   acquisition       account       (liability)     investment
                                             on investments      costs         balances         benefit     gains (losses)
                                            ---------------- -------------- ---------------- ------------- ---------------
                                                                            (in thousands)
Balance, January 1, 2000                        $  (84,401)    $   40,292      $  (3,032)     $   18,777     $  (28,364)
Net investment gains on investments
 arising during the period                          56,707              -              -         (21,539)        35,168

Reclassification adjustment for losses
 included in net income                             34,329              -              -         (13,039)        21,290

Impact of net unrealized investment
 gains(losses) on deferred policy
 acquisition costs                                       -        (39,382)             -          14,177        (25,205)

Impact of net unrealized investment
 gains(losses) on policyholders' account
 balances                                                -              -          2,877          (1,036)         1,841
                                            ---------------- -------------- ---------------- ------------- ---------------
Balance, December 31, 2000                           6,635            910           (155)         (2,660)         4,730
Net investment gains on investments
 arising during the period                          22,007              -              -          (7,922)        14,085

Reclassification adjustment for losses
 included in net income                             60,980              -              -         (21,953)        39,027

Impact of net unrealized investment
 gains(losses) on deferred policy
 acquisition costs                                       -        (41,223)             -          14,840        (26,383)

Impact of net unrealized investment
 gains(losses) on policyholders' account
 balances                                                -              -          5,092          (1,833)         3,259
                                            ---------------- -------------- ---------------- ------------- ---------------
Balance, December 31, 2001                          89,622        (40,313)         4,937         (19,528)        34,718
Net investment gains on investments
 arising during the period                          90,774              -              -         (32,679)        58,095
Reclassification adjustment for losses
 included in net income                             56,117              -              -         (20,202)        35,915
Impact of net unrealized investment
 gains(losses) on deferred policy
 acquisition costs                                       -        (67,053)             -          24,139        (42,914)
Impact of net unrealized investment
 gains(losses) on policyholders' account
 balances                                                -              -          9,281          (3,341)         5,940
                                            ---------------- -------------- ---------------- ------------- ---------------
Balance, December 31, 2002                      $  236,513     $ (107,366)     $  14,218      $  (51,611)    $   91,754
                                            ================ ============== -=============== ============= ===============


Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

The table below presents unrealized gains (losses) on investments by asset class at December 31,

                                                2002         2001        2000
                                            ------------  ----------  ----------
                                                         (in thousands)
  Fixed maturities                           $ 236,414    $  89,420    $  9,277
  Equity securities                                 99          202      (2,642)
                                            ------------  ----------  ----------
  Unrealized gains/losses on investments     $ 236,513    $  89,622    $  6,635
                                            ============  ==========  ==========



Securities Pledged, Restricted Assets and Special Deposits
The Company pledges investment securities it owns to unaffiliated parties through certain transactions including securities lending, securities sold under agreements to repurchase, and futures contracts. At December 31, 2002 and 2001, the carrying value of fixed maturities available for sale pledged to third parties as reported in the Consolidated Statements of Financial Position were $613.6 million and $265.2 million, respectively.

Fixed maturities of $2.9 million at December 31, 2002 and 2001, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Equity securities restricted as to sale were $.1 million and $.2 million at December 31, 2002 and 2001, respectively.



4.  DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                               2002              2001             2000
                                                           --------------- ---------------- -----------------
                                                                           (in thousands)
Balance, beginning of year                                  $  1,159,830     $  1,132,653     $  1,062,785
Capitalization of commissions, sales and issue expenses          328,658          295,823          242,322
Amortization                                                    (268,438)        (156,092)        (129,049)
Change in unrealized investment (gains) losses                   (67,053)         (41,223)         (39,382)
Foreign currency translation                                           -            1,773           (4,023)
Transfer of Taiwan branch balance to an affiliated company             -          (73,104)               -
                                                           --------------- ---------------- -----------------
Balance, end of year                                        $  1,152,997     $  1,159,830     $  1,132,653
                                                           =============== ================ =================

5.  POLICYHOLDERS' LIABILITIES

Future policy benefits and other policyholder liabilities at December 31, are as follows:

                                                 2002             2001
                                            --------------   --------------
                                                    (in thousands)
    Life insurance - domestic                  $ 578,211         $500,974
    Life insurance - Taiwan                      311,300          260,632
    Individual annuities                          31,830           32,423
    Group annuities                               13,205           14,201
                                            --------------   --------------
    Total future policy benefits               $ 934,546         $808,230
                                            ==============   ==============

Life insurance liabilities include reserves for death benefits and other policy benefits. Annuity liabilities include reserves for annuities that are in payout status.

Future policy benefits for domestic and Taiwan traditional life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture rates which range from 2.50% to 8.75% for domestic insurance and 6.25% to 7.50% for Taiwan reserves. Less than 1% of the reserves are based on interest rates in excess of 8%.

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

5.  POLICYHOLDERS' LIABILITIES (continued)

Future policy benefits for individual and group annuities are equal to the aggregate of 1) the present value of expected future payments on the basis of actuarial assumptions established at issue, and 2) premium deficiency reserves. Assumptions as to mortality are based on the Company's experience when the basis of the reserve is established. The interest rates used in the determination of the individual annuities reserves range from 6.25% to 11.00%, with less than 14% of the reserves based on an interest rate in excess of 8%. The interest rate used in the determination of group annuities reserves is 14.75%.


Policyholders' account balances at December 31, are as follows:

                                                 2002             2001
                                            --------------   --------------
                                                    (in thousands)

    Interest-sensitive life contracts        $ 2,102,179      $ 1,976,710
    Individual annuities                       1,593,703          976,237
    Guaranteed investment contracts            1,159,879          994,743
                                            --------------   --------------
    Total policyholders' account balances    $ 4,855,761      $ 3,947,690
                                            ==============   ==============


Policyholders' account balances for interest-sensitive life, individual annuities, and guaranteed investment contracts represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges. Interest crediting rates range from 4.00% to 6.75% for interest-sensitive life contracts. Interest crediting rates for individual annuities range from 3.00% to 16.00%, with less than 1% of policyholders' account balances with interest crediting rates in excess of 8%. Interest crediting rates for guaranteed investment contracts range from 3.50% to 8.03%, with less than 1% of policyholders' account balances with interest crediting rates in excess of 8%.


6.  REINSURANCE

The Company participates in reinsurance, with Prudential Insurance and an affiliate and other companies, in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by the Company is considered to be remote.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The affiliated reinsurance agreements, including the Company's reinsurance of all its Taiwanese business as of February 1, 2001, are described further in Note 12.

During 2002, a new product, referred to as Magnastar was introduced. The Magnastar product is a proprietary variable universal life product developed by the M Life Insurance Company. The Company has entered into modified coinsurance and yearly renewal term reinsurance agreements related to this product. Premiums ceded for the Magnastar product for 2002 were approximately $88 million.

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6.  REINSURANCE  (Continued)

Reinsurance amounts included in the Consolidated Statements of Operations and Comprehensive Income for the year ended December 31, are as follows:

                                                            2002             2001              2000
                                                        -----------      -----------       ------------
                                                                        (in thousands)
    Direct  premiums  and  policy  charges  and fee         $862,723        $686,887           $609,630
     income
       Reinsurance assumed                                         -             162              1,671
       Reinsurance ceded                                    (203,982)        (105,996)          (14,519)
                                                         -----------      -----------      ------------
    Premiums and policy charges and fee income              $658,741         $581,053          $596,782

    Policyholders' benefits ceded                            $70,327          $23,733           $ 5,472



Reinsurance ceded for interest-sensitive life products is accounted for as a reduction of policy charges and fee income. Reinsurance ceded for term insurance products is accounted for as a reduction of premiums.

Reinsurance recoverables, included in the Company's Consolidated Statements of Financial Position at December 31, were as follows:
                                                2002             2001
                                            ------------    -------------
                                                    (in thousands)

    Domestic life insurance -                  $ 37,529         $ 11,014
    affiliated
    Domestic life insurance -                    31,137           14,850
    unaffiliated
    Other reinsurance - affiliated               13,205           14,201

    Taiwan life insurance-affiliated            311,300          260,632
                                            ------------    -------------
                                               $393,171        $ 300,697
                                            ============    =============


The gross and net amounts of life insurance in force at December 31, were as follows:

                                                            2002             2001               2000
                                                      ----------------   ---------------   ---------------
                                                                        (in thousands)
    Life insurance face amount in force                $ 118,381,408      $ 84,317,628      $ 66,327,999
    Ceded to other companies                             (49,113,635)      (25,166,264)       (7,544,363)
                                                      ----------------   ---------------   ---------------
    Net amount of life insurance in force              $  69,267,773      $ 59,151,364      $ 58,783,636
                                                      ================   ===============   ===============


Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7.  INCOME TAXES

The components of income tax (benefit) expense for the years ended December 31, are as follows:

                                                            2002               2001              2000
                                                      ----------------   ---------------   ---------------
                                                                         (in thousands)
    Current tax (benefit) expense:
       U.S.                                                $ (65,004)       $ (100,946)         $  8,588
       State and local                                           309             1,866                38
       Foreign                                                    39               124                35
                                                      ----------------   ---------------   ---------------
       Total                                                 (64,656)          (98,956)            8,661
                                                      ----------------   ---------------   ---------------

    Deferred tax expense (benefit):
       U.S.                                                   15,709            76,155            43,567
       State and local                                        (3,556)           (2,454)            2,204
                                                      ----------------   ---------------   ---------------
       Total                                                  12,153            73,701            45,771
                                                      ----------------   ---------------   ---------------
     Total income tax (benefit) expense                    $ (52,503)        $ (25,255)         $ 54,432
                                                      ================   ===============   ===============

The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:

                                                            2002               2001              2000
                                                      ----------------   ---------------   ---------------
                                                                         (in thousands)
     Expected federal income tax (benefit) expense         $ (13,652)        $  14,814          $ 55,275
         State and local income taxes                         (2,111)             (382)            1,457
         Non taxable investment income                       (41,745)          (38,693)           (6,443)
         Incorporation of Taiwan branch                        7,545            (1,774)                -
         Other                                                (2,540)              780             4,143
                                                      ----------------   ---------------   ---------------
         Total income tax (benefit) expense                $ (52,503)        $ (25,255)         $ 54,432
                                                      ================   ===============   ===============

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                2002             2001
                                            ------------    -------------
                                                    (in thousands)
    Deferred tax assets
         Insurance reserves                   $ 24,976        $  43,317
         Tax loss carry forwards                23,706            5,642
         Other                                   3,871            9,309
                                            ------------    -------------
         Deferred tax assets                    52,553           58,268
                                            ------------    -------------
    Deferred tax liabilities
         Deferred acquisition costs            312,150          324,082
         Net unrealized gains on securities     85,145           32,264
         Investments                            18,299           20,644
                                            ------------    -------------
         Deferred tax liabilities              415,594          376,990
                                            ------------    -------------

    Net deferred tax liability               $ 363,041        $ 318,722
                                            ============    =============

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7.  INCOME TAXES (continued)

Management believes that based on its historical pattern of taxable income, the Company and its subsidiary will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 2002 and 2001, the Company and its subsidiary had federal capital loss carryforwards for tax purposes of $40 million and $0 million, respectively, which expire by 2007. At December 31, 2002 the Company had state operating loss carryforwards of $592 million and capital loss carryforwards of $40 million, which expire by 2017 and 2007, respectively. At December 31, 2001, the Company had state operating loss carryforwards of $369 million, which expire by 2016.

The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1992 as well as 1996. The Service has examined the years 1993 through 1995 and the Company is in the process of finalizing an agreement with the Service with respect to proposed adjustments for those tax years. The Service has begun its examination of 1997 through 2001. Management believes sufficient provisions have been made for potential adjustments.

8.  STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) of the Company amounted to $(238.8) million, $71.5 million, and $(50.5) million, for the years ended December 31, 2002, 2001, and 2000, respectively. Statutory surplus of the Company amounted to $471.0 million and $728.7 million at December 31, 2002 and 2001, respectively.

In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles guidance ("Codification"), which replaced the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. Codification provided guidance for areas where statutory accounting had been silent and changed current statutory accounting in certain areas. The Company adopted the Codification guidance effective January 1, 2001. As a result of these changes, the Company reported an increase to statutory surplus of $81 million, primarily relating to the recognition of deferred tax assets.

The Company is subject to Arizona law which limits the amount of dividends that insurance companies can pay to stockholders. The maximum dividend which may be paid in any twelve-month period without notification or approval is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, the Company would not be permitted a dividend distribution without prior approval in 2003.

During 2001, the Company received approval from the Arizona Department of Insurance to pay an extraordinary dividend to Prudential Insurance of $108 million.

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimated fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).

Fixed maturities and Equity securities
Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Generally, fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The estimated fair value of certain non-performing private placement securities is based on amounts estimated by management.

Commercial loans on real estate
The estimated fair value of the portfolio of commercial loans on real estate is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality loan.

Policy loans
The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment contracts
For guaranteed investment contracts and other similar contracts without life contingencies, estimated fair values are derived using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

Derivative financial instruments
Refer to Note 11 for the disclosure of fair values on these instruments.

The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

                                                                      2002                                  2001
                                                        ----------------------------------    -------------------------------
                                                            Carrying         Estimated           Carrying        Estimated
                                                             value          fair value            value         fair value
                                                        ---------------  -----------------    --------------- ---------------
                                                                                     (in thousands)
Financial assets:
   Fixed maturities available for sale                    $ 5,158,106        $ 5,158,106        $ 4,024,893     $ 4,024,893
   Equity securities                                              199                199                375             375
   Commercial loans on real estate                              6,966              8,894              8,190          10,272
   Policy loans                                               879,506          1,031,169            874,065         934,203
   Short-term investments                                     214,342            214,342            215,610         215,610
   Cash and cash equivalents                                  436,182            436,182            374,185         374,185
   Separate account assets                                 12,696,758         12,696,758         14,920,584      14,920,584

Financial liabilities:
   Investment contracts                                     2,830,511          2,906,692          2,003,265       2,053,259
   Cash collateral for loaned securities                      225,518            225,518            190,022         190,022
   Securities sold under repurchase
    agreements                                                400,507            400,507             80,715          80,715
   Separate account liabilities                            12,696,758         12,696,758         14,920,584      14,920,584

                                      B-20

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

Types of Derivative Instruments

Interest Rate Swaps
Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches). Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Futures
Exchange-traded treasury futures are used by the Company to reduce market risks from changes in interest rates and, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets. As an example, the Company agrees to purchase or sell a specified number of contracts, the value of which are determined by the value of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commissions merchants who are members of a trading exchange.

Treasury futures are used to hedge duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline that selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

Currency Swaps
Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

The table below summarizes the Company's outstanding positions by derivative instrument types as of December 31, 2002 and 2001. All of the derivatives are carried on the Consolidated Statements of Financial Position at estimated fair value.

                                                 Derivatives
                                        2002                       2001
                              -----------------------    -----------------------
                                           Estimated                   Estimated
                             Notional     fair value      Notional    fair value
                           ------------  -----------    -----------  -----------
                                               (in thousands)
    Non-Hedge Accounting

    Swap instruments:
    Interest rate             $14,405       $  414        $  9,470       $  638
    Currency                   21,244        1,571          24,785        3,858

    Future contracts:
    US Treasury futures        12,400         (407)        141,300          632

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continuted)

Credit Risk
The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's swaps transactions is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments. The credit exposure of exchange-traded instruments is represented by the negative change, if any, in the fair value (market value) of contracts from the fair value (market value) at the reporting date.

The Company manages credit risk by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. In addition, the Company enters into over-the-counter swaps pursuant to master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Likewise, the Company effects exchange-traded futures and options through regulated exchanges and these positions are marked to market on a daily basis.


11. CONTINGENCIES AND LITIGATION

Contingencies
On an ongoing basis, our internal supervisory and control functions review the quality of our sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. In certain cases, if appropriate, we may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate payments in connection with these matters should not have a material adverse effect on the Company's financial position.

Litigation
The Company and Prudential Insurance are subject to legal and regulatory actions in the ordinary course of their businesses, including class actions. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to the Company and Prudential Insurance and that are typical of the businesses in which the Company and Prudential Insurance operate. Class action and individual lawsuits involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. We are also subject to litigation arising out of our general business activities, such as our investments and third party contracts. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

The Company and Prudential Insurance have been subject to substantial regulatory actions and civil litigation, including class actions, involving individual life insurance sales practices from 1982 through 1995. As of January 31, 2003, the Company and Prudential Insurance have resolved those regulatory actions, its sales practices class action litigation and virtually all of the individual sales practices actions filed by policyholders who "opted out" of the sales practices class action. Prudential Insurance has indemnified the Company for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

The Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on the Company's financial position.

Pruco Life Insurance Company and Subsidiary
--------------------------------------------------------------------------------
Notes to Consolidated Financial Statements

12.  RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations
All of the Company's expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into the following categories: general and administrative expenses, agency distribution expenses and asset management fees.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees (except for those agents employed directly by the Company in Taiwan), supplies, use of equipment and office space are provided by Prudential Insurance. The Company is allocated estimated distribution expenses from Prudential's agency distribution network for both its domestic life and annuity products. The Company has capitalized the majority of these distribution expenses as deferred policy acquisition costs. Beginning April 1, 2000, the Company and Prudential Insurance agreed to revise the estimate of allocated distribution expenses to reflect a market based pricing arrangement.

In accordance with a profit sharing agreement with Prudential Insurance that was in effect through December 31, 2000, the Company received fee income from policyholder account balances invested in the Prudential Series Funds ("PSF"). These revenues were recorded as "Asset management fees" in the Consolidated Statements of Operations and Comprehensive Income. The Company was charged an asset management fee by Prudential Global Asset Management ("PGAM") and Jennison Associates LLC ("Jennison") for managing the PSF portfolio. These fees are a component of "general, administrative and other expenses."

On September 29, 2000, the Board of Directors for the Prudential Series Fund, Inc. ("PSFI") adopted resolutions to terminate the existing management agreement between PSFI and Prudential Insurance, and appointed another subsidiary of Prudential Financial as the fund manager for the PSF. The change was approved by the shareholders of PSF during early 2001 and became effective January 1, 2001. From January 1, 2001 through January 31, 2002 the Company did not receive fees associated with the PSF. In addition, the Company did not incur the asset management expense from PGAM and Jennison associated with the PSF, during that period.

In accordance with a revenue sharing agreement with Prudential Investments LLC, which began on February 1, 2002, the Company receives fee income from policyholder account balances invested in the PSF. These revenues are recorded as "Asset management fees" in the Consolidated Statements of Operations and Comprehensive Income. There are no asset management expenses charged under the agreement.

Corporate Owned Life Insurance
The Company has sold four Corporate Owned Life Insurance ("COLI") policies to Prudential Insurance. The fourth policy was issued in December 2002 and has a cash surrender value of $180.8 million at December 31, 2002. Income earned for the year on this policy is $7.1 million consisting of $12.0 million in policy fees offset by $2.4 million in reserves and $2.5 million in DAC amortization. The cash surrender value included in separate accounts for all COLI policies was $835.6 million and $647.2 million at December 31, 2002 and December 31, 2001, respectively. Fees related to all of the COLI policies were $21.0 million, $7.0 million and $9.6 million for the years ending December 31, 2002, 2001, and 2000.

Reinsurance with affiliates
The Company currently has four reinsurance agreements in place with Prudential Insurance and affiliates. Specifically, the Company has a reinsurance Group Annuity Contract, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract. In addition, there are two yearly renewable term agreements in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. The effect these agreements had on net income for the periods ended December 31, 2002 or 2001 is reflected in the statement of operations. Information regarding these agreements is provided below and in Note
6. The fourth agreement, which became effective in 2001, is described in the following paragraphs.

On January 31, 2001, the Company transferred all of its assets and liabilities associated with the Company's Taiwan branch including Taiwan's insurance book of business to an affiliated Company, Prudential Life Insurance Company of Taiwan Inc. ("Prudential of Taiwan"), a wholly owned subsidiary of Prudential Financial.

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

12.  RELATED PARTY TRANSACTIONS (Continued)

The mechanism used to transfer this block of business in Taiwan is referred to as a "full acquisition and assumption" transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under accounting principles generally accepted in the United States. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established.

As part of this transaction, the Company made a capital contribution to Prudential of Taiwan in the amount of the net equity of the Company's Taiwan branch as of the date of transfer. In July 2001, the Company dividended its interest in Prudential of Taiwan to Prudential Financial.

Affiliated premiums ceded for the periods ended December 31, 2002 and 2001 from the Taiwan coinsurance agreement were $79.6 million and $82.5 million, respectively. Affiliated benefits ceded for the periods ended December 31, 2002 and 2001, from the Taiwan coinsurance agreement were $14.2 and $12.9 million, respectively. As mentioned above, this agreement did not go into effect until January 31, 2001.

Affiliated premiums ceded from domestic life reinsurance agreements for the periods ended December 31, 2002, 2001, and 2000 were $11.1 million, $9.9 million, and $7.6 million, respectively. Affiliated benefits ceded for the periods ended December 31, 2002, 2001, and 2000 from domestic life reinsurance agreements are $32.5 million in 2002, and $0 in 2001 and 2000.

Group annuities affiliated benefits ceded were $2.9 million in 2002 and $3.0 million in 2001 and 2000.

Debt Agreements
The Company has a revolving line of credit facility of up to $700 million with Prudential Funding LLC, a wholly owned subsidiary of Prudential Insurance. The total of asset-based financing and borrowing under this credit facility cannot be more than $700 million. There is no outstanding debt relating to this credit facility as of December 31, 2002 or December 31, 2001.


13.  QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2002 and 2001 are summarized in the table below:

                                                                       Three months ended
                                               ---------------------------------------------------------------
                                                    March 31        June 30      September 30    December 31
                                               ---------------------------------------------------------------
2002                                                                 (in thousands)
----
Total revenues                                      $ 224,036      $ 220,233       $ 231,399       $ 275,124
Total benefits and expenses                           199,355        245,823         295,123         249,496
Income (loss) from operations before income taxes      24,681       (25,590)         (63,724)         25,628
Net income (loss)                                      19,471       (17,264)         (28,554)         39,845

2001
----
Total revenues                                      $ 246,532      $ 220,871       $ 190,515       $ 219,156
Total benefits and expenses                           209,252        205,332         220,648         199,515
Income (loss) from operations before income taxes      37,280         15,539         (30,133)         19,641
Net income (loss)                                      28,639         12,894         (21,768)         47,817


                        Report of Independent Accountants
                        ---------------------------------



   To the Board of Directors and Stockholder of Pruco Life Insurance Company

   In our opinion, the consolidated financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly-owned subsidiary of The Prudential Insurance Company of America) and its subsidiary at December 31, 2002 and 2001, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



   /s/  PricewaterhouseCoopers LLP

   New York, New York
   February 11, 2003

ITEM 24.     FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS


(1) Financial Statements of the Pruco Life Flexible Premium Variable Annuity Account (Registrant) consisting of the Statements of Net Assets as of December 31, 2002; the Statements of Operations for the period ended December 31, 2002; the Statements of Changes in Net Assets for the periods ended December 31, 2002 and December 31, 2001; and the Notes relating thereto will appear in the statement of additional information. (Part B of the Registration Statement) (Note 1)



(2) Consolidated Statements of Pruco Life Insurance Company (Depositor) and its subsidiaries consisting of the Consolidated Statements of Financial Position as of December 31, 2002 and 2001; and the related Consolidated Statements of Operations, Changes in Stockholder's Equity and Cash Flows for the years ended December 31, 2002, 2001 and 2000; and the Notes to the Consolidated Financial Statements will appear in the statement of additional information (Part B of the Registration Statement) (Note 1).


(b)  EXHIBITS

(1) Resolution of the Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Flexible Premium Variable Annuity Account. (Note
    2)

(2) Agreements for custody of securities and similar investments--Not
    Applicable.

(3) (a) Form of Distribution Agreement between Prudential Investment Management Services, Inc. "PIMS" (Underwriter) and Pruco Life Insurance Company (Depositor) (Note 3)

    (b)  Form of Selected Broker Agreement used by PIMS (Note 3)

(4) (a)  The Pruco Life FlexElite Variable Annuity Contract-VFLX-2002 (Note 11)

    (b)  The Pruco Life FlexElite Variable Annuity Contract-VFLX-200 3 (Note 12)

    (c)  Endorsements to Contract VFLX-2002 (Note 11)


    (d) Endorsement to Pruco Life FlexElite Variable Annuity Contract: Earnings Appreciator Benefit. (Note 13)



    (e) Endorsement to Pruco Life FlexElite Variable Annuity Contract: Income Appreciator Benefit. (Note 13)



    (f) Endorsement to Pruco Life FlexElite Variable Annuity Contract: Maximum Age. (Note 14).



    (g)  Endorsement to Pruco Life FlexElite Variable Annuity Contract:
         Guaranteed Minimum Income Benefit (Note 1)


(5) (a)  Application form for Contract VFLX-2002 (Note 11)


    (b)  Application form for VFLX-2003 (Note 1)


(6) (a) Articles of Incorporation of Pruco Life Insurance Company, as amended through October 19, 1993. (Note 5)

    (b) By-laws of Pruco Life Insurance Company, as amended through May 6, 1997. (Note 6)

(7) Contract of reinsurance in connection with variable annuity contract--Not Applicable.

(8) Other material contracts performed in whole or in part after the date the registration statement is filed:

    (a)  Form of Fund Participation Agreement. (Note 7)


(9) Opinion of Counsel as to legality of the securities being registered. (Note
    1)



(10) Written consent of PricewaterhouseCoopers LLP independent accountants. (Note 1)

(11) All financial statements omitted from Item 23, Financial Statements - Not Applicable.

(12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial Contract owners--Not Applicable.


(13) Schedule of Performance Computations. (Note 1)


(14) Powers of Attorney.

    (a)  James J. Avery, Jr (Note 8)

    (b)  David R. Odenath, Jr, William J. Eckert and Ronald P. Joelson (Note 9)

    (c)  Vivian L. Banta, Richard J. Carbone, Helen M. Galt (Note 10)

(Note 1)   Filed herewith

(Note 2) Incorporated by reference to Form N-4, Registration No. 33-61125, filed
    July 19, 1995 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 3) Incorporated by reference to Post-Effective Amendment No. 6 to Form
    N-4, Registration No.333-06701, filed April 15, 1999 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 4) Incorporated by reference to the initial registration statement on Form
    N-4, Registration No. 333-79201, filed May 24, 1999 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 5) Incorporated by reference to the initial registration on Form S-6, Registration No. 333-07451, filed July 2, 1996, on behalf of the Pruco Life Variable Appreciable Account.

(Note 6) Incorporated by reference to Form 10-Q as filed August 15, 1997, on behalf of the Pruco Life Insurance Company.

(Note 7) Incorporated by reference to Form N-4, Registration No. 333-06701, filed June 24, 1996 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 8) Incorporated by reference to Post-Effective Amendment No. 2 to Form
    S-6, Registration No. 333-07451, filed June 25, 1997 on behalf of the Pruco Life Variable Appreciable Account.

(Note 9) Incorporated by reference to the initial registration statement on Form
    N-4, Registration No. 333-52754, filed December 26, 2000 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 10) Incorporated by reference to Post-Effective Amendment No. 5 to Form
    S-6, Registration No. 333-85115, filed June 28, 2001 on behalf of the Pruco Life Variable Universal Account.

(Note 11) Incorporated by reference to Pre-Effective Amendment No. 1 to this registration statement, filed April 5, 2002.


(Note 12) Incorporated by reference to Post-Effective Amendment No. 1 to this registration statement, filed February 14, 2003.



(Note 13) Incorporated by reference to Post-Effective Amendment No. 8 to Form
    N-4, Registration Statement No. 333-37728, filed December 13, 2002 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.



(Note 14) Incorporated by reference to Post-Effective Amendment No. 3 to Form
    N-4, Registration No. 333-52754, filed April 17, 2003 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

ITEM 25.     DIRECTORS AND OFFICERS OF THE DEPOSITOR

See Part B:  Directors and Officers.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT


Pruco Life Insurance Company ("Pruco Life"), a corporation organized under the laws of Arizona, is a direct, wholly-owned subsidiary of The Prudential Insurance Company of America, ("Prudential"), a life insurance company organized under the laws of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc., a New Jersey insurance holding company. The subsidiaries of Prudential Financial, Inc. are listed under Item 26 of Post-Effective Amendment No. 3 to the Form N-4 Registration Statement for Pruco Life Flexible Premium Variable Annuity Account, Registration No. 333-52754, filed April 17, 2003, the text of which is hereby incorporated.


Pruco Life may be deemed to control its wholly-owned subsidiary, Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). Pruco Life may also be deemed to control the following separate accounts which are registered as unit investment trusts under the Investment Company Act of 1940: the Pruco Life Variable Appreciable Account, the Pruco Life Variable Insurance Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Variable Universal Account, the Pruco Life PRUvider Variable Appreciable Account, the Pruco Life Single Premium Variable Annuity Account, the Pruco Life Flexible Premium Variable Annuity Account (Registrant) (separate accounts of Pruco Life), the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life of New Jersey).

The above-referenced separate accounts, along with Prudential and certain of Prudential's separate accounts, hold the majority of the shares of The Prudential Series Fund, Inc., a Maryland corporation. In addition, Prudential holds all the shares of Prudential's Gibraltar Fund, a Maryland Corporation, in three of its separate accounts. The Prudential Series Fund, Inc. and Prudential's Gibraltar Fund are registered as open-end diversified, management investment companies under the Investment Company Act of 1940. Additionally, the aforementioned separate accounts of Prudential are registered as unit investment trusts under the Investment Company Act of 1940.

In addition, Pruco Life may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11, separate accounts of Prudential, all of which are registered as open-end, diversified, management investment companies under the Investment Company Act of 1940 and with the Prudential Variable Contract Account-24, a registered unit investment trust.

ITEM 27.     NUMBER OF CONTRACT OWNERS


As of February 28, 2003, there were 834 owners of qualified contracts and 1,256 owners of nonqualified contracts offered by the Registrant.


ITEM 28.     INDEMNIFICATION

The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

Arizona, being the state of organization of Pruco Life Insurance Company ("Pruco"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et. seq. of the Arizona Statutes Annotated. The text of Pruco's By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its form 10-Q filed August 15, 1997.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.     PRINCIPAL UNDERWRITERS

(a) Prudential Investment Management Services LLC (PIMS)


Prudential Investment Management Services, LLC ("PIMS"), an indirect wholly-owned subsidiary of Prudential Financial, Inc., is distributor for Cash Accumulation Trust COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Jennison Equity Opportunity Fund, Jennison Growth Fund, Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Active Balanced Fund, Prudential California Municipal Fund, Prudential Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential Gibraltar Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential MoneyMart Assets Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Short-Term Corporate Bond Fund, Inc., Prudential Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential Tax-Managed Small-Cap Fund, Inc., Prudential Total Return Bond Fund, Inc., Prudential 20/20 Focus Fund, Prudential U.S. Emerging Growth Fund, Inc., Prudential Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Target Portfolio Trust, The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11.



PIMS is also distributor of the following unit investment trust: Separate Accounts; The Prudential Variable Contract Account-24, The Prudential Variable Contract Account GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.


(b) Information concerning the officers and directors of PIMS is set forth below.

                                                               POSITIONS AND
                                 POSITIONS AND OFFICES          OFFICES WITH
NAME (1)                            WITH UNDERWRITER             REGISTRANT
--------                            ----------------             ----------
Robert F. Guina.....         President                             None

John T. Doscher.....         Executive Vice President and          None
                             Chief Compliance Officer

Stephen Pelletier...         Executive Vice President              None

Scott G. Sleyster...         Executive Vice President              None

John R. Strangfeld....       Executive Vice President             None

William V. Healey.....       Senior Vice President, Secretary     None
                             and Chief Legal Officer

Margaret M. Deverell..       Senior Vice President,Comptroller    None
                             and Chief Financial Officer

C. Edward Chaplin            Executive Vice President and         None
                             Treasurer

Peter J. Boland.......       Vice President and Deputy            None
                             Chief Operating Officer


----------------------------

(I) The address of each person named is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102 unless otherwise noted.


(c)



-------------------------------------------------------------------------------
                               Net Underwriting
Name of Principal               Discounts and     Compensation on     Brokerage
  Underwriter                    Commissions        Redemption       Commission
-------------------------------------------------------------------------------
Prudential Investment            $5,825,593            $ -0-           $-0-
Management Services, LLC
-------------------------------------------------------------------------------


(I) The address of each person named is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102 unless otherwise noted.

ITEM 30.     LOCATION OF ACCOUNTS AND RECORDS

All accounts, books or other documents required to be maintained by Section 31
(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, 751 Broad Street, Newark, New Jersey 07102-3777.

ITEM 31.     MANAGEMENT SERVICES

Summary of any contract not discussed in Part A or Part B of the registration statement under which management-related services are provided to the Registrant--Not Applicable.

ITEM 32.     UNDERTAKINGS

(a) Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c) Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the U.S. Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

(e) Pruco Life hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Pruco Life.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the City of Newark and the State of New Jersey, on this 23rd day of April, 2003.


            THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

                                  (Registrant)

                        BY: PRUCO LIFE INSURANCE COMPANY
                                   (Depositor)

    Attest: /s/ CLIFFORD E. KIRSCH                    /s/ ANDREW J. MAKO
    ------------------------------------              -----------------------
                CLIFFORD E. KIRSCH                    ANDREW J. MAKO
                CHIEF LEGAL OFFICER AND SECRETARY     PRESIDENT


                                   SIGNATURES

    As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:


              SIGNATURE AND TITLE
              -------------------
                          *
-----------------------------------------------
VIVIAN L. BANTA                                           Date: April 23, 2003
PRESIDENT, CHAIRMAN AND DIRECTOR

                          *
-----------------------------------------------
JAMES J. AVERY JR
VICE CHAIRMAN AND DIRECTOR

_______________________________________________
ANDREW J. MAKO
PRESIDENT AND DIRECTOR

                          *                               *By:  /s/ CLIFFORD E. KIRSCH
-----------------------------------------------           ----------------------------
WILLIAM J. ECKERT                                         CLIFFORD E. KIRSCH
VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER               (ATTORNEY-IN-FACT)
(PRINCIPAL FINANCIAL OFFICER AND CHIEF
ACCOUNTING OFFICER)

                          *
-----------------------------------------------
RICHARD J. CARBONE
DIRECTOR

                          *
-----------------------------------------------
HELEN M. GALT
DIRECTOR

                          *
-----------------------------------------------
RONALD P. JOELSON
DIRECTOR

                          *
-----------------------------------------------
DAVID R. ODENATH, JR.
DIRECTOR

                                 Exhibit Index


(4)(g)    Endorsement to Pruco Life FlexElite Variable Annuity Contract:
          Guaranteed Minimum Income Benefit

(5)(b)    Application form for VFLX-2003


(9)       Opinion of Counsel


(10)      Written Consent of Independent Accountants


(13)      Schedule of Performance Computations